                                                                   Exhibit 10.10

                               AGREEMENT OF LEASE

                                     between


                     NEWPORT OFFICE CENTER III COMPANY, LLC

                                    Landlord

                                       and

                        U.S. TRUST COMPANY OF NEW JERSEY

                                     Tenant


                         Entire 6th, 7th and 8th Floors
                            Newport Office Center III
                            499 Washington Boulevard
                             Jersey City, New Jersey





                 Sills Cummis Radin Tischman Epstein & Gross
                             One Riverfront Plaza
                           Newark, New Jersey 07102

                               TABLE OF CONTENTS

                                                                          PAGE
      ARTICLE 1

      TERM; RENEWAL TERM; COMMENCEMENT
      AND EXPIRATION DATE; END OF TERM.....................................-1-

      ARTICLE 2

      FIXED RENT; ADDITIONAL RENT; ADDITIONAL CHARGES......................-6-

      ARTICLE 3

      OCCUPANCY; PERMITTED USE; RESTRICTED USES...........................-18-

      ARTICLE 4

      ALTERATIONS.........................................................-20-

      ARTICLE 5

      MAINTENANCE AND REPAIRS.............................................-23-

      ARTICLE 6

      WINDOW CLEANING.....................................................-24-

      ARTICLE 7

      LEGAL REQUIREMENTS; FLOOR LOADS.....................................-24-

      ARTICLE 8

      SUBORDINATION; ATTORNMENT; MODIFICATIONS............................-27-

      ARTICLE 9

      INSURANCE; PROPERTY LOSS; DAMAGE; REIMBURSEMENT;
      INDEMNITY; EXCULPATION AND NON-LIABILITY............................-29-

      ARTICLE 10

      DESTRUCTION, FIRE AND OTHER CASUALTY................................-33-

      ARTICLE 11

      EMINENT DOMAIN......................................................-35-

      ARTICLE 12

      ASSIGNMENT; SUBLETTING; MORTGAGE, ETC...............................-36-

      ARTICLE 13

      ELECTRICITY.........................................................-44-

      ARTICLE 14

      ACCESS TO PREMISES..................................................-46-

      ARTICLE 15

      PARKING.............................................................-46-

      ARTICLE 16

      DEFAULT.............................................................-49-

      ARTICLE 17

      REMEDIES AND DAMAGES................................................-52-

      ARTICLE 18

      INTENTIONALLY DELETED PRIOR TO LEASE EXECUTION......................-54-

      ARTICLE 19

      BUILDING ALTERATIONS AND MANAGEMENT; CHANGES IN BUILDING
      FACILITIES, SYSTEMS AND NAME; BUILDING DIRECTORY....................-54-

      ARTICLE 20

      NO REPRESENTATIONS BY LANDLORD......................................-56-

      ARTICLE 21

      QUIET ENJOYMENT.....................................................-56-

      ARTICLE 22

      WAIVERS.............................................................-56-

      ARTICLE 23

      WAIVER OF TRIAL BY JURY.............................................-57-

      ARTICLE 24

      SERVICES............................................................-57-

      ARTICLE 25

      INABILITY TO PERFORM; INDEPENDENT COVENANTS.........................-61-

      ARTICLE 26

      BILLS AND NOTICES...................................................-62-

      ARTICLE 27

      CONSTRUCTION OF LEASE...............................................-63-

      ARTICLE 28

      ADJACENT EXCAVATION; SHORING........................................-64-

      ARTICLE 29

      RULES AND REGULATIONS...............................................-64-

      ARTICLE 30

      SECURITY DEPOSIT....................................................-64-

      ARTICLE 31

      BROKER..............................................................-65-

      ARTICLE 32

      CONSENTS............................................................-66-

      ARTICLE 33

      ESTOPPEL CERTIFICATES...............................................-66-

      ARTICLE 34

      ARBITRATION........................................................-67-

      ARTICLE 35

      INTENTIONALLY DELETED PRIOR TO LEASE EXECUTION......................-68-

      ARTICLE 36

      LANDLORD'S PERFORMANCE OF THE LANDLORD'S WORK; TENANT'S
      PERFORMANCE OF THE TENANT'S INITIAL ALTERATIONS AND
      LANDLORD'S PAYMENT OF LANDLORD'S CONTRIBUTION TOWARDS SUCH
      TENANT WORK.........................................................-68-

      ARTICLE 37

       MISCELLANEOUS......................................................-73-

      ARTICLE 38

      TENANT'S NON-EXCLUSIVE RIGHT TO INSTALL AN ANTENNA
      ON A PORTION OF THE BUILDING'S ROOF AND TO USE A PORTION
      OF THE BUILDING OUTSIDE AREA FOR THE INSTALLATION OF A STANDBY
      GENERATOR WITH ASSOCIATED EQUIPMENT FOR THE SUPPLY OF
      UNINTERRUPTED POWER SUPPLY "UPS" TO THE PREMISES....................-75-

      ARTICLE 39

      TENANT'S OPTION TO EXPAND THE PREMISES..............................-75-

      ARTICLE 40

      GUARANTY OF LEASE...................................................-78-

E X H I B I T  A

      FLOOR PLAN OF THE PREMISES..........................................-81-

E X H I B I T  A-1

      NEWPORT SITE PLAN...................................................-82-

E X H I B I T  A-2

      LEGAL DESCRIPTION...................................................-83-

E X H I B I T  A-3

      LOCATION FOR UPS GENERATOR..........................................-84-

E X H I B I T  B

      FIXED RENT SCHEDULE.................................................-85-

E X H I B I T  C

      CLEANING SPECIFICATIONS AND SCHEDULE................................-86-

E X H I B I T  D

      VENTILATED/COOLED AIR PERFORMANCE CRITERIA .........................-87-

E X H I B I T  E

      RULES AND REGULATIONS...............................................-88-

E X H I B I T  F

      FORM OF MEMORANDUM OF LEASE.........................................-90-

E X H I B I T  G

      TERMS AND CONDITIONS OF THE ANTENNA INSTALLATION....................-93-

E X H I B I T  G - 1

      TERMS AND CONDITIONS OF THE UPS GENERATOR INSTALLATION..............-99-

E X H I B I T  H

      LEFRAK GUARANTY OF LANDLORD'S CONTRIBUTION AND BROKERAGE
      COMMISSION OWED TENANT'S BROKER....................................-102-

E X H I B I T  I

      GUARANTY OF LEASE BY
      UNITED STATES TRUST COMPANY OF NEW YORK............................-106-

E X H I B I T  J

      OVERTIME COSTS FOR THE FIRST TWELVE MONTHS FOLLOWING THE
      RENT COMMENCEMENT DATE.............................................-110-

E X H I B I T  K

      RENTABLE SQUARE FEET OF EACH FLOOR OF BUILDING.....................-111-

S C H E D U L E  1

      LIST AND DESCRIPTION OF THE BUILDING PLANS.........................-112-

S C H E D U L E  2

      DESCRIPTION OF THE BASE BUILDING WORK..............................-113-

S C H E D U L E  3

      OPERATING COST CATEGORIES IN LANDLORD'S PRO FORMA BUDGET...........-114-

S C H E D U L E  4

      LIST OF EXCLUDED NAMES.............................................-116-

                              INDEX TO DEFINITIONS

A/C System                                                  Section 24.3(A)
Additional Charges                                          Section 2.2(A)
Additional Parking Area                                     Section 15.10
Additional Parking Spaces                                   Section 15.10
Additional Rent                                             Section 2.1(B)
Affiliate                                                   Section 12.5(A)(6)
Alteration                                                  Section 4.1(A)
Alternate Parking Area                                      Section 15.1(A)
Annual Service Charge                                       Section 2.2(B)(1)
Antenna                                                     Section 38.1(A)
Antenna Installation                                        Section 38.1(A)
ASP                                                         Section 13.5
Assessed Valuation                                          Section 2.2(B)(4)
Assessments                                                 Section 2.2(B)(13)
Availability Date                                           Section 39.1(A)(2)
Availability Notice                                         Section 39.1(B)(2)

Bankruptcy Code                                             Section 12.12(A)
Bankruptcy Event(s)                                         Section 16.1(C)(7)
Base Building Work                                          Section 36.1(B)
Base Taxes                                                  Section 2.2(B)(4)
Building                                                    Witnesseth Clause
Building Condenser Water System                             Section 24.3(C)
Building Changes                                            Section 19.1(A)
Building Plans                                              Section 36.1(A)
Building Plans Work                                         Section 36.1(A)
Building Systems                                            Section 2.2(B)(8)
Buildings Department                                        Section 4.3
Business Days                                               Section 24.1(A)
Business Hours                                              Section 24.1.(A)

Certificate of Occupancy                                    Section 3.1
Commencement Date                                           Section 1.1(A)
Comparable Market                                           Section 2.7(A)
Comparison Year                                             Section 2.2(B)(7)
control, controlled by, under                               Section 12.9(D)
 common control with

Declaration                                                 Section 2.2(B)(13)
Default Expenses                                            Section 17.2(A)(3)
Deficiency                                                  Section 17.2(A)(3)
DEP                                                         Section 7.5(B)

Electrical Administration Fee                               Section 13.1(A)
Environmental Laws                                          Section 7.5(A)
Event of Default                                            Section 16.1
Excluded Names                                              Section 19.2(A)(2)
Expiration Date                                             Section 1.1(A)
Extra Costs                                                 Section 1.1(B)(7)

Fair Market Rent                                            Section 2.7(A)
Final Tenant's Plans                                        Section 36.9(A)
First Option Notice                                         Section 39.1(B)

First Option Space                                          Section 39.1(A)
Fixed Expiration Date                                       Section 1.1(A)
Fixed Rent                                                  Section 2.1(A)

GAAP                                                        Section 2.2(B)(8)
Garage Access Cards                                         Section 15.9
Generator Location                                          Section 38.1(B)(1)
Guarantor                                                   Article  40
Guaranty of Lease                                           Article 40

Heating System                                              Section 24.2(A)

Indemnitees                                                 Section 9.1(B)
independent real estate appraiser                           Section 2.7(B)(4)
independent real estate broker                              Section 2.7(B)(4)
Initial Term                                                Witnesseth Clause
Insurance Body/Bodies                                       Section 7.1(A)
Interest Rate                                               Section 2.1(H)

Landlord                                                    Preamble
Landlord Related Entity                                     Section 12.5(A)(6)
Landlord's Appraiser                                        Section 2.7(B)(3)
Landlord's Contribution                                     Section 36.9(B)(1)
Landlord's Delays                                           Section 1.1(B)(7)
Landlord's Determination                                    Section 2.7(B)(1)
Landlord's Notice                                           Section 2.7(B)(3)
Landlord's Option                                           Section 12.4(B)
Landlord's Repair Notice                                    Section 10.1(E)(1)
Landlord's Response Period                                  Section 12.4(B)
Landlord's Work                                             Section 36.1(C)
Lease Year(s)                                               Section 39.1(A)
LeFrak Family                                               Section 12.5(A)(6)
LeFrak Guaranty                                             Section 1.1(E)
LeFrakl REIT                                                Section 12.5(A)(6)
Legal Authority/Authorities                                 Section 7.1(A)
Legal Requirements                                          Section 7.1(A)
Lessor(s)                                                   Section 8.1

Maximum Number                                              Section 15.10
Maximum Spaces                                              Section 39.5
Mortgage                                                    Section 4.2
Mortgagee(s)                                                Section 8.1
Mutual Determination                                        Section 2.7(B)(3)

Net Worth Test                                              Section 12.9(A)
Newport Remedial Plan                                       Section 36.7
NEWPORT Site Plan                                           Witnesseth Clause
NOC III Urban Renewal                                       Section 2.2(B)(1)
Non-Structural Alterations                                  Section 4.1(A)(2)

Operating Costs                                             Section 2.2(B)(8)
Operating Payment                                           Section 2.4(A)
Operating Statement                                         Section 2.2(B)(10)
Option                                                      Section 39.1(A)
Option Space                                                Section 39.1(A)
Option Space Exercise                                       Section 39.1(B)

Parking Garage                                              Section 15.1(A)

Parking Operator                                            Section 15.1(C)
Parking Spaces                                              Section 15.1(A)
Parties                                                     Section 9.9(A)
Partnership Tenant                                          Section 37.5
Permits                                                     Section 4.4(A)
Permitted Use                                               Section 3.1
Permitted Tenant                                            Section 12.9(A)
Phase                                                       Section 36.1(C)
Phase 1 Base Building Work                                  Schedule 2
Phase 2 Base Building Work                                  Schedule 2
Plaza Sign                                                  Section 19.2(B)
Premises                                                    Witnesseth Clause
Prevailing Rate                                             Section 12.5(A)(4)
Property                                                    Section 2.2(B)(1)

Ready to Commence Work                                      Section 1.1(B)(7)
Recaptured Space                                            Section 12.4(C)
Related Entity                                              Section 12.9(B)(2)
Relevant Date                                               Section 39.2(A)
Rent                                                        Section 2.1(B)
Rent Notice                                                 Section 2.7(B)(1)
Renewal Notice                                              Section 1.3(A)
Renewal Term                                                Section 1.3(A)
Renewal Term Commencement Date                              Section 1.3(A)
Restoration Period                                          Section 10.1(E)(1)
Renewal Term Expiration Date                                Section 1.3(A)
Rent Commencement Date                                      Section 2.1(A)
Restricted Uses                                             Section 3.5
Rules and Regulations                                       Section 29.1

Second Option Notice                                        Section 39.1(B)(2)
Second Option Space                                         Section 39.1(A)
Second Option Space Area                                    Section 39.1(B)(2)
Second Option Space Availability Period                     Section 39.1(A)
Second Option Space Commencement Date                       Section 39.1(A)
Second Option Space Exercise                                Section 39.1(B)(2)
Second Option Space Shares                                  Section 39.1(B)(2)
Security Deposit                                            Section 30.1
Specialty Alterations                                       Section 4.6
Structural Elements                                         Section 4.1(A)(2)
Substantial Completion Date                                 Section 36.5(A)
Substantial Completion of Work Notice                       Section 36.5(A)
substantially complete                                      Section 36.8
Substitute Premises                                         Section 35.1(A)
Successor Landlord                                          Section 8.5
Superior Lease                                              Section 4.2
Surrender Date                                              Section 35.2

Tax Agreement                                               Section 2.2(B)(1)
Tax Payment                                                 Section 2.3(A)
Tax Statement                                               Section 2.2(B)(11)
Tax Year                                                    Section 2.2(B)(3)
Tenant                                                      Preamble
Tenant Delays                                               Section 1.1(B)(7)
Tenant's Appraiser                                          Section 2.7(B)(2)
Tenant's Assignment/Subletting Notice                       Section 12.4(A)
Tenant's Broker                                             Article 31
Tenant's Construction Schedule                              Section 1.1(B)(2)

Tenant's Determination                                      Section 2.7(B)(2)
Tenant's Initial Alterations                                Section 4.1(A)(1)
Tenant's Notice                                             Section 2.7(B)(2)
Tenant's Operating Share                                    Section 2.2(B)(5)
Tenant's Property                                           Section 4.6(B)
Tenant's Repair Notice                                      Section 36.5(B)

Tenant's Tax Share                                          Section 2.2(B)(6)
Term                                                        Section 1.1(A)
Third Appraiser                                             Section 2.7(B)(3)

Unavoidable Delays                                          Section 25.1(A)
UPS Generator                                               Section 38.1(B)(1)

            AGREEMENT OF LEASE, (the "Lease") made as of this 21st day of December, 1998, by and between NEWPORT OFFICE CENTER III COMPANY, LLC., a New Jersey limited liability company, having an address at 97-77 Queens Boulevard, Rego Park, New York 11374 ("Landlord") and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey, having an address at 5 Vaughn Drive, Princeton, New Jersey 08543-5209 ("Tenant").

                                   WITNESSETH:

            Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire sixth (6th), seventh (7th) and eighth (8th) floor(s) as shown by hatching on Exhibit A annexed hereto and made a part hereof (the "Premises") in the building to be constructed as hereinafter provided in the NEWPORT development, on that certain plot or parcel of land (the "Land") substantially in the location as shown on the NEWPORT site plan annexed hereto as Exhibit A-1 and made a part hereof (the "NEWPORT Site Plan"), by the designation "NEWPORT OFFICE CENTER III", to be located at 499 Washington Boulevard and to be initially known as Newport Office Center III, (the "Building") in the City of Jersey City, County of Hudson, and State of New Jersey as more particularly described on Exhibit A-2 annexed hereto and made a part hereof, subject to all liens, encumbrances, easements, restrictions, covenants, zoning laws and regulations affecting and governing the Premises, for
(x) the initial term of fifteen (15) years and nine (9) months (the "Initial Term"), to commence on the "Commencement Date" (as defined in Section 1.1 of this Lease), and to end on the "Fixed Expiration Date" (as defined in Section 1.1), both dates inclusive, and (y) for any "Renewal Term" (as defined in subsection 1.3(A)(3)), if properly exercised by Tenant in accordance with the terms and provisions of this Lease (collectively, the "Term"), at the "Rent" (as defined in Article 2).

            The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and permitted assigns, hereby covenant as follows:

                                    ARTICLE 1

                        TERM; RENEWAL TERM; COMMENCEMENT
                        AND EXPIRATION DATE; END OF TERM

      Section 1.1 (A) The Term shall (1) commence on the later of (a) October 1, 1999, or (b) the date on which Landlord and/or Landlord's contractors shall have "substantially completed" (as defined in Section 36.8) the performance of the "Phase I Base Building Work" described on Schedule B; such date being called the "Commencement Date") and (2) end at noon (a) on the last day of the ninth (9th) calendar month following the fifteenth (15th) anniversary of the "Commencement Date" (as defined in Section 2.1); the "Fixed Expiration Date"), or (b) on such earlier date upon which the Initial Term may expire or be canceled or terminated pursuant to any of the terms, conditions or covenants of this Lease or pursuant to law, or (c) on the expiration date or earlier termination of any Renewal Term properly exercised by Tenant hereunder (the Fixed Expiration Date or any earlier termination date of this Lease as aforesaid, or the expiration or earlier termination of any properly exercised Renewal Term, is called the "Expiration Date").

            (B) (1) The aforementioned Phase I Base Building Work shall be substantially completed, as aforesaid, on or before October 1, 1999. If Tenant is "Ready to Commence Work" (as such term is hereinafter defined) on October 1, 1999, and Landlord and/or its contractor(s) fail to substantially complete the Phase 1 Base Building Work by October 1, 1999 (except if due to Tenant Delays), Tenant shall have the right, at its option, to terminate this Lease by notice to Landlord given on or before fifteen (15 ) "Business Days" (as defined in Section 24.1(A)) after October 1, 1999, whereupon this Lease shall terminate, be deemed null and void and of no further force and effect as of the eleventh (11th) day following the date of such termination notice (subject to Landlord's right to postpone such termination as provided in paragraph (B)(2) below), as if such date were the Expiration Date of this Lease. If Tenant fails to send such termination notice to Landlord on or before the fifteenth (15th) Business Day after October 1, 1999, TIME BEING OF THE ESSENCE, this Lease shall continue in full force and effect binding upon the parties hereto.

                  (2) Notwithstanding the foregoing, if Tenant sends such termination notice to Landlord on or before the fifteenth (15th) Business Day after October 1, 1999, Landlord shall have the right, at its option, to postpone the effective date of such termination until sixty (60) days from the date of such termination notice given by Tenant (such sixty-day period being hereinafter referred to as the "Additional Phase 1 Period") , in order to provide Landlord and/or Landlord's contractors with an additional period of time within which Landlord may attempt to substantially complete the Phase 1 Base Building Work, by notice to Tenant given within ten (10) days following the date of such termination notice given by Tenant. In the event Landlord shall elect to postpone Tenant's termination of the Lease, Landlord shall reimburse Tenant for the amount of any "Extra Costs" (as defined below) incurred by Tenant in the event Tenant was Ready to Commence Work on October 1, 1999 and Landlord's failure to substantially complete the Phase 1 Base Building Work by October 1, 1999 causes Tenant to be delayed in actually commencing and performing "Tenant's Initial Alterations" (as defined in Section 4.1(A)) in accordance with Tenant's construction schedule for the performance of the Tenant's Initial Alterations (the "Tenant's Construction Schedule"), a copy of which Tenant shall provide to Landlord no later than September 15, 1999, and not as a result of any "Tenant Delays" (as defined below).

                  (3) If, on or before the expiration of the Additional Phase 1 Period, the Phase 1 Base Building Work is substantially completed, then, in accordance with Section 1.1(A) above, the date on which substantial completion of the Phase 1 Base Building Work occurs shall be the Commencement Date hereof. If the Phase 1 Base Building Work has not been substantially completed on or before the expiration of the Additional Phase 1 Period (as same may be extended by Tenant Delays) then Tenant shall have the right, at its option, to terminate this Lease by notice to Landlord given on or before fifteen (15) Business Days thereafter, whereupon this Lease shall terminate, be deemed null and void and of no further force and effect as of the date of such termination notice.

                  (4) Tenant hereby agrees that it shall, in good faith, use all commercially reasonable efforts to minimize the use of extra labor and to minimize other Extra Costs. In addition, Tenant shall advise Landlord in writing, as soon as reasonably practicable, that Tenant will incur Extra Costs, which notice shall include a description of the then deviation or delays from the Tenant's Construction Schedule caused by Landlord's failure to timely perform ( to the extent the same may then be determined), as provided above, and Tenant's good faith estimate of the overtime and other Extra Costs required in order to cause Tenant's Initial Alterations to be performed in accordance with the Tenant's Construction Schedule, to the extent the Extra Costs may then be determined. Tenant shall also advise Landlord during the progress of the performance of Tenant's Initial Alterations, of any "Tenant's Delays"(as hereinafter defined).

                  (5) Promptly following completion of Tenant's Initial Alterations, Tenant shall forward to Landlord a statement of the Extra Costs which statement shall set forth in reasonable detail the amount and calculations thereof. Provided Landlord does not dispute Tenant's amount and calculation of the Extra Costs, as hereinbelow provided, Landlord shall pay the Extra Costs amount to Tenant within fifteen (15) Business Days after receipt of the statement of Extra Costs by Tenant. In the event the Extra Costs are not paid within such 15-Business Day period, the amount due shall bear interest from the date such payment is due to the date of actual payment at the Interest Rate (as defined in Section 2.1(H)).

                  (6) In the event that Landlord disputes Tenant's amount and calculation of the Extra Costs, then either party may resort to arbitration as provided in Article 34 by notice given to the other party within fifteen (15) Business Days after either (i) in the case of Landlord, Tenant's statement of Extra Costs shall have been forwarded to Landlord or (ii) in the case of

Tenant, Landlord shall notify Tenant that it disputes the amount of the Extra Costs. The time by which Landlord must pay the Extra Costs as set forth above, shall toll pending the resolution of such dispute by arbitration as hereinafter provided. In the event of an arbitration, Tenant agrees that Landlord and/or its representatives, agents and employees shall have the right of reasonable access (for a reasonable period not to exceed thirty (30) days after Landlord's notice of dispute shall have been given) to review Tenant's books and records applicable to Tenant's Initial Alterations costs, including all labor costs, for the purpose of verifying Tenant's calculation and amount of the Extra Costs. Landlord on behalf of itself and such permittees, agrees to keep any and all information obtained thereby strictly confidential (except to the extent relevant to any arbitration proceeding as aforesaid). Any amount of Extra Costs not in dispute shall be paid within the fifteen (15) Business Day period as provided above. At such time as a decision is rendered in the arbitration proceeding, Landlord shall pay the amount determined within fifteen (15) Business Days thereafter. In the event such Extra Costs are not paid within such 15-Business Day period, the amount due shall bear interest at the Interest Rate from the date such payment is due to the date of actual payment.

                  (7) For purposes of this Section 1.1(B), the following terms shall have the meanings ascribed to them below:

                        (a) "Ready to Commence Work" shall mean that Tenant has
(I) prepared its plans and specifications for Tenant's Initial Alterations and has obtained or been deemed to have obtained Landlord's consent thereto as provided in Article IV of this Lease, (II) obtained the required permits and approvals for the commencement of the performance of Tenant's Initial Alterations required by the applicable Legal Authorities (copies of which approvals and permits Tenant shall have furnished to Landlord promptly after Tenant's receipt thereof), (III) selected a contractor(s) for the performance of Tenant's Initial Alterations and has entered into an agreement with such contractor(s) for the performance thereof (a copy of which agreement Tenant shall furnish to Landlord), (IV) received delivery at the Premises of those materials, supplies, machinery, and materials required for the commencement of the performance of Tenant's Initial Alterations (if such materials can be stored at the Premises), and (V) forwarded to Landlord a copy of a written notice from its contractor(s) that they were able to commence the performance of Tenant's Initial Alterations as of October 1, 1999 but for "Landlord's Delays" (as hereinafter defined).

                        (b) "Extra Costs" shall mean (X) in the event that Tenant has terminated the Lease as provided in Section 1.1(B)(3) above, the following costs incurred by Tenant in preparation of the commencement of Tenant's Initial Alterations: (i) storage charges for materials after October 1, 1999, (ii) reimbursement of long lead items no longer usable by Tenant, (iii) charges by Tenant's contractors, subcontractors, or suppliers for restocking materials or other items, and (iv) cancellation fees under any contract for construction work or materials; and (Y) in the case where the Lease is not terminated either under in subsection 1.l(B)(2) or subsection 1.1(B)(3) above, the costs incurred by Tenant in completing Tenant's Initial Alterations by April 1, 2000, that would not have been incurred but for Landlord's failure to complete the Phase 1 Base Building Work by October 1, 1999, including, without limitation, (i) storage charges of materials for Tenant's Initial Alterations after October 1, 1999, (ii) premiums for early delivery of materials, (iii) the use of extra labor and the cost of any premium time labor, (iv) charges by Tenant's contractors, subcontractors or suppliers for restock in materials or other items, and (v) cancellation fees under any contract for construction work or materials.

                        (c) "Landlord's Delays" shall mean any delays caused by or resulting from the actions, inactions or other conduct, whether negligent or intentional, of Landlord and/or its contractors in failing to complete the Phase I Base Building Work by October 1, 1999, excluding Tenant Delays.

                        (d) "Tenant Delays" shall mean any circumstance or event caused by or resulting from the actions, inactions or other conduct, whether negligent or intentional, of Tenant and/or its contractors, and not arising from Landlord's failure to complete the Phase I Base Building Work by October 1, 1999 or by Landlord's Delays.

                  (8) Except as expressly set forth in this Section 1.1, Tenant hereby agrees that Tenant shall have no right to terminate this Lease, or to claim any fees, sums or other payments from Landlord, or to institute any action of claim against Owner for damages, as a result of Landlord's failure to meet any of the preceding terms and conditions of this Section 1.1.

            (C) If the Commencement Date has not occurred within two (2) years from the date this Lease has been executed and delivered by the parties hereto, this Lease shall automatically terminate without further action by Landlord or Tenant, whereupon the parties hereto shall be freed from and relieved of all further obligations arising under this Lease.

            (D) After the determination of the Commencement Date, Landlord and Tenant, upon demand of either party, shall enter into a written agreement setting forth the Commencement Date and the Fixed Expiration Date, but the failure to execute such an agreement shall not affect the validity of the Commencement Date or the Fixed Expiration Date as finally determined.

            (E) Concurrently with the execution and delivery of this Lease, Messrs. Samuel J. LeFrak and Richard S. LeFrak, principals of Landlord, shall provide Tenant with a guaranty in form and substance identical to the guaranty annexed hereto as Exhibit H and made a part hereof (the "LeFrak Guaranty"), of Landlord's obligations under this Lease to (1) pay a brokerage commission to "Tenant's Broker" (as such terms are defined in Section 31.1), and (2) disburse to Tenant the amount of any "Landlord's Contribution" (as defined in Section 36.9).

      Section 1.2 (A) On or before 5:00 p.m. on the Expiration Date, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and fire and casualty damage not required to be repaired by Tenant excepted, and Tenant shall remove all "Tenant's Property" (as defined in Section 4.6 (B)) and specifically comply with the requirements of Sections 4.6, 7.1 and 7.5 hereof. Tenant's obligation to observe or perform this covenant shall survive the Expiration Date. In addition, Landlord shall have the right, at its option, to treat any failure by Tenant to comply with this covenant as a form of holding over and in that event, Landlord shall be entitled to all of its rights and remedies hereunder with respect to a holdover by Tenant.

            (B) Tenant acknowledges that possession of the Premises must be surrendered to Landlord on the Expiration Date in the condition required hereunder. Tenant further acknowledges, recognizes and agrees that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises on the Expiration Date, as aforesaid, will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Landlord nevertheless agrees to afford Tenant a sixty (60) day grace period before certain rights and remedies of Landlord can be invoked by Landlord, as specified hereinbelow. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within sixty (60) days after the Expiration Date in full compliance with the terms of this Lease, then in addition to any and all other rights or remedies Landlord may have hereunder, in equity or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date, a sum equal to one and one-half (1-1/2) times the aggregate of that portion of the Fixed Rent and Additional Rent which was payable under this Lease during the last month of the Term (during the first sixty (60) days following the Expiration Date, Tenant shall pay 100% of the aggregate Rent). The parties agree that such amount is a reasonable forecast of just compensation for the damage to Landlord that will result from such failure to timely surrender possession of the Premises (particularly in light of the 60-day grace period described herein) and the parties further agree that the damage to Landlord that will result from such failure is one that is incapable or very difficult to estimate, and that the aforesaid amount is specifically acknowledged and agreed to be fair and reasonable, and not a penalty.

            (C) Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date, and no acceptance by Landlord of payments from Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 1.2. The acceptance of any

Rent paid by Tenant pursuant to this Section 1.2 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding. It is further stipulated and agreed that if Landlord shall, at any time after the Expiration Date, proceed to remove Tenant from the Premises as a holdover, the Rent for the use and occupancy of the Premises during any holdover period shall be calculated in the manner as set forth above.

            (D) Tenant expressly waives, for itself and for any person claiming by, through or under Tenant, any rights which Tenant or any such person may have under the provisions of any law, ordinance or regulation of any "Legal Authority" (as defined in Section 7.1) then in force permitting or mandating the issuance of a "stay" in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Section 1.2. If Tenant shall holdover or remain in possession of any portion of the Premises beyond the Expiration Date, Tenant shall be subject not only to summary proceedings and all documented damages related thereto, but also, if Tenant shall holdover or remain in possession of any portion of the Premises for more than sixty (60) days from and after the Expiration Date, to any documented losses and damages arising out of any actual lost opportunities (as a result of new leases), including, but not limited to, claims by, or damages to, any succeeding tenant.

            (E) All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant. Tenant's obligations under this Section
1.2 shall survive the Expiration Date.

      Section 1.3 (A) (1) Tenant shall have the option (the "First Renewal Option") to extend the Initial Term for an additional five (5) year period (the "First Renewal Term"), which First Renewal Term shall commence on the date immediately succeeding the Fixed Expiration Date (the "First Renewal Term Commencement Date") and end on the fifth (5th) anniversary of the Fixed Expiration Date (the "First Renewal Term Expiration Date"), provided, however, that: (a) this Lease shall not have been previously terminated; and (b) that no "Event of Default" (as defined in Section 16.1) shall then have occurred and be continuing (i) on the date Tenant gives Landlord written notice (the "First Renewal Notice") of Tenant's election to exercise the First Renewal Option or
(ii) on the First Renewal Term Commencement Date. The First Renewal Option may be exercised by Tenant with respect to the entire Premises only, no earlier than eighteen (18) months nor later than twelve (12) months prior to the Fixed Expiration Date, TIME BEING OF THE ESSENCE with respect to the giving of the First Renewal Notice.

            (2) Tenant shall have a further and final option (the "Second Renewal Option") to extend the Term for an additional and final five (5) year period (the "Second Renewal Term"), which Second Renewal Term shall commence on the date immediately succeeding the First Renewal Term Expiration Date (the "Second Renewal Term Commencement Date") and end on the fifth (5th) anniversary of the First Renewal Term Expiration Date (the "Second Renewal Term Expiration Date"), provided, however, that: (a) Tenant shall have exercised the First Renewal Option for the First Renewal Term; (b) this Lease shall not have been previously terminated; and (c) that no Event of Default shall then have occurred and be continuing (i) on the date Tenant gives Landlord written notice (the "Second Renewal Notice") of Tenant's election to exercise the Second Renewal Option or (ii) on the Second Renewal Term Commencement Date. The Second Renewal Option may be exercised by Tenant with respect to the entire Premises only, no earlier than eighteen (18) months nor later than twelve (12) months prior to the First Renewal Term Expiration Date, TIME BEING OF THE ESSENCE with respect to the giving of the Second Renewal Notice. Tenant shall have no further right or option to extend the then Term of this Lease.

            (3) For purposes of this Section 1.3 and this Lease: (a) the First Renewal Option and the Second Renewal Option are each individually called a "Renewal Option" and are collectively called the "Renewal Options"; (b) the First Renewal Term and the Second Renewal Term are each individually called a "Renewal Term" and are collectively called the "Renewal Terms"; (c) the First Renewal Term Commencement Date and the Second Renewal Term Commencement Date are each individually called a "Renewal Term Commencement Date" and are collectively called the "Renewal Term Commencement Dates"; and (d) the First Renewal

Term Expiration Date and the Second Renewal Term Expiration Date are each individually called a "Renewal Term Expiration Date" and are collectively called the "Renewal Term Expiration Dates."

            (B) In the event that Tenant timely and validly exercises a Renewal Option for a Renewal Term as hereinafter provided, the Term shall automatically be deemed to be extended to, and include the particular Renewal Term so exercised, and the particular Renewal Term Expiration Date shall be deemed to be the Fixed Expiration Date of this Lease for all purposes hereof.

            (C) Tenant covenants and agrees that with respect to its exercise of a Renewal Option as set forth in this Section 1.3, Tenant will not exercise such Renewal Option unless Tenant occupies at least two-thirds (2/3rds)of the then Premises (as the same shall be constituted immediately prior to the particular Renewal Term Commencement Date).

            (D) Notwithstanding anything to the contrary contained in this Lease, the term "Tenant" when used in this Section 1.3 shall be deemed to refer to and mean only the Tenant named in this Lease, U.S. TRUST COMPANY OF NEW JERSEY, or UNITED STATES TRUST COMPANY OF NEW YORK or a "Permitted Tenant" thereto (as defined in Section 12.9(A), and shall not be deemed to include any other assignee or other successor-in-interest (immediate or remote) of the Permitted Tenant; it being agreed and understood that the Renewal Options and the other rights set forth in this Section 1.3 have been granted only to a Permitted Tenant for its sole and exclusive benefit, for so long as such entity is the holder of Tenant's estate and interest granted by this Lease, and that neither the Renewal Options nor any other rights set forth in this Section 1.3 may be transferred or conveyed to any other person or entity.

            (E) If Tenant exercises a Renewal Option, the Renewal Term for such Renewal Option in question shall be upon the same terms, covenants and conditions as those contained in this Lease, except that: (a) the Fixed Rent shall be deemed to mean the Fixed Rent as determined pursuant to Section 2.7 below; (b) Tenant shall not be entitled to any work allowance or credit or any waiver of Fixed Rent, Additional Rent or any other rent abatement or concession during the Renewal Term in question; and (c) Tenant shall have no further right to renew the Term of this Lease beyond the Second Renewal Term.

                                    ARTICLE 2

                 FIXED RENT; ADDITIONAL RENT; ADDITIONAL CHARGES

      Section 2.1 (A) Tenant shall pay rent for the Premises provided in this Lease, at the annual fixed rental amounts (the "Fixed Rent") as set forth on Exhibit B annexed hereto and made a part hereof. Subject to any postponement to which Tenant may be entitled under Section 36.2 of this Lease, Tenant shall pay Fixed Rent in equal monthly installments in advance on the first day of each month during the Term commencing on the one hundred and eighty-first (181st) day after the Commencement Date (the "Rent Commencement Date"), at the office of Landlord or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever. Tenant shall pay the first monthly installment(s) of Fixed Rent on or before the Rent Commencement Date. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for such calendar month shall be pro rated based upon the number of days in the month. Tenant shall also pay other sums under this Lease, in addition to Fixed Rent, in the manner as hereinafter provided.

            (B) All sums and charges other than Fixed Rent due and payable by Tenant to Landlord under this Lease including, without limitation, "Additional Charges" (as defined in Section 2.2), electrical costs under Article 13 and late charges assessed pursuant to this Lease are called "additional rent" or "Additional Rent". Fixed Rent and Additional Rent are collectively called "rent" or "Rent". The failure of Tenant to make any payment of Additional Rent in this Lease shall entitle Landlord to all rights and remedies provided hereunder for the non-payment of Fixed Rent.

            (C) All payments of Fixed Rent shall be made to Landlord on the first day of each month during the Term commencing on the Rent Commencement Date without notice or demand. All payments of recurring items of Additional Rent, (i.e., regular monthly Additional Charges and payments for electricity pursuant to Section 13.1(A)), shall be made to Landlord within ten (10) days after delivery of a notice or demand therefor. Payment of all other items of Additional Rent shall be made to Landlord within thirty (30) days after delivery of a notice or demand therefor. All Rent payments shall be made in lawful money of the United States of America, which shall be legal tender in payment of any debts and dues public and private, at the time of payment by good and sufficient check subject to collection and drawn on either The United States Trust Company of New York (as long as Tenant is the Tenant named herein or a Related Entity) or on a New York City bank or trust company which is a member of the New York Clearinghouse Association.

            (D) In the event any check issued by Tenant is dishonored for any reason, Tenant shall submit a replacement check within three (3) Business Days following notice from Landlord that the first check was dishonored. If Tenant fails to submit a replacement check within the period of time set forth above, such failure shall be deemed an Event of Default hereunder. Any notice from Landlord pursuant to this paragraph shall count towards the number of rent notices Tenant shall be entitled to receive from Landlord in any twelve (12) month period, as more fully provided in Section 16.1(A) hereof.

            (E) In the event that, at the commencement of the Term, or thereafter, Tenant shall be in default in the payment of Rent to Landlord pursuant to the terms of another lease with Landlord or Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrears to any monthly installment of Fixed Rent payable hereunder and the same shall be payable to Landlord as additional rent.

            (F) No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Fixed Rent or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided. Tenant's obligation to pay Fixed Rent, Additional Rent and any other charges accruing hereunder shall survive the Expiration Date, to the extent necessary to carry out the provisions of this Lease with respect to Tenant's obligations accrued prior to the Expiration Date (but such obligation on the part of Tenant shall in all events expire on the first anniversary of the Expiration Date). The payment by Tenant of Fixed Rent or Additional Rent with knowledge of any breach by Landlord of any covenant of this Lease shall not be deemed a waiver of such breach, and payment of same by Tenant shall be without prejudice to Tenant's right to pursue any remedy against Landlord in this Lease provided.

            (G) If at the commencement of, or at any time or times during the Term, the Fixed Rent, additional rent or any other charge reserved in this Lease shall not be fully collectible by reason of any "Legal Requirement" (as defined in Section 7.1), Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such Legal Requirement be legally permissible (and not in excess of the Rent reserved under this Lease). Upon the termination of such Legal Requirement, (1) the Fixed Rent, additional rent and all other charges shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, if such termination is prior to the Fixed Expiration Date, and (2) Tenant shall pay to Landlord, if legally permissible, an amount equal to (a) the Fixed Rent, additional rent and any other charges which would have been paid pursuant to this Lease but for such Legal Requirement, less (b) the rents paid by Tenant to Landlord during the period or periods such Legal Requirement was in effect.

            (H) Any payment of Fixed Rent not paid within ten (10) days after the due date therefor and any payment of Additional Rent due from Tenant to Landlord not paid upon the date herein specified to be paid, shall bear interest from the date such payment is due to the date of actual payment at the rate of the daily Prime Rate published by the Wall Street Journal plus three percent (3%) per annum or the highest lawful rate of interest permitted by the laws of the State of New Jersey, whichever rate of interest is lower (the "Interest Rate"). Notwithstanding the interest charge, non-payment of any Rent shall constitute a default of this Lease.

      Section 2.2 (A) Tenant shall also pay to Landlord, during the Term, as additional rent, "Tax Payments" and "Operating Payments" (collectively, the "Additional Charges") as defined and provided in Section 2.3 and Section 2.4 hereof.

                  (B) For purposes of Section 2.3 and 2.4, the following terms shall have the meanings set forth below:

                  (1) "Taxes" shall mean the aggregate amount of real estate taxes and any general or special assessments (exclusive of penalties and interest thereon) imposed upon the Building and other improvements located upon the Land (the Building and Land are collectively referred to as the "Property") including without limitation, (i) any City, Town, County, Village, School or other local tax, (ii) all amounts payable under the provisions of the Financial Agreement dated May 22, 1998 by and between NOC III Urban Renewal Limited Liability Company ("NOC III Urban Renewal"), a "Landlord Related Entity" (as defined in Section 12.5(A)(6)) and the City of Jersey City, as the same may have been or may hereafter be amended, entered into pursuant to the Long Term Tax Exemption Law, as amended and supplemented (N.J.S.A. 40A:20-1 et seq.), Executive Order S-039 relating to long term tax exemption and Ordinance 98-038, adopted April 22, 1998 (the "Tax Agreement"), and (iii) any taxes or assessments levied after the date of this Lease in whole or in part for public benefits to the Property; without taking into account any discount that Landlord may receive by virtue of any early payment of Taxes or otherwise; provided, however, that if because of any change in the taxation of real estate, any other tax or assessment, however denominated (including, without limitation, any franchise, income, profit, sales, use, occupancy, gross receipts or rental tax), is imposed upon Landlord with respect to the Property, or the occupancy, rents or income therefrom, whether in substitution for or in addition to any of the foregoing Taxes, such other tax or assessment shall be deemed part of Taxes computed as if Landlord's sole asset were the Property. With respect to any "Tax Year" (as defined below), all expenses, including, without limitation, attorneys' fees, court costs and disbursements and experts' and other witnesses' fees incurred in contesting the validity or amount of any Taxes or the "Assessed Valuation" (as defined below) or in obtaining a refund of Taxes, shall be considered as part of Taxes for such Tax Year (subject to Section 2.3(C)). Anything contained herein to the contrary notwithstanding, Taxes shall not be deemed to include (u) any taxes on Landlord's income, (v) franchise taxes, (w) estate or inheritance taxes, (x) Landlord's contribution to a special recreation fund referred to in item 7 of Exhibit 3 of the Tax Agreement ("Recreational Costs"); (y) "Land Taxes" payable under the terms of the Tax Agreement to the extent they are credited against the "Annual Service Charge" (as such terms are defined in the Tax Agreement), or (z) any similar taxes, imposed on Landlord, unless such taxes are levied, assessed or imposed in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or impositions which now constitute Taxes. Further, notwithstanding anything to the contrary contained herein, Landlord hereby agrees that, in the event that as a result of any act or omission of Landlord and/or NOC III Urban Renewal, the Tax Agreement is amended, modified, terminated or is not put into complete effect, then, from and after the first day of the month following the issuance of a Certificate of Occupancy for the Building and until the end of the period described in Article III of the Tax Agreement, Taxes shall be computed as if (x) the Building were exempt from taxation, and (y) the Annual Service Charge were in effect, computed in accordance with the Tax Agreement. Further, if the City of New Jersey wilfully defaults under or breaches the terms of the Tax Agreement, Landlord agrees to use commercially reasonable efforts to enforce its rights thereunder.

                  (2) "Assessed Valuation" shall mean the amount for which the Property is assessed for the purposes of the imposition of Taxes, pursuant to applicable law, statute, ordinance or other legislation of any other legal authority.

                  (3) "Tax Year" shall mean the twelve (12) month period of January 1 through December 31 (or such other period as may hereafter be duly adopted by the City of Jersey City or such other legal authority as its fiscal year for real estate tax purposes), any portion of which occurs during the Term.

                  (4) INTENTIONALLY DELETED PRIOR TO LEASE EXECUTION.

                  (5) "Tenant's Operating Share" shall mean twenty-three and four one-hundredths (23.04%) percent.

                  (6) "Tenant's Tax Share" shall mean twenty-two and twenty-nine one-hundredths (22.29%) percent.

                  (7) "Comparison Year" shall mean with respect to "Operating Costs" (as defined in (8) below), any calendar year subsequent to the calendar year 2000 for any part or all of which there are Additional Charges pursuant to Section 2.3 and Section 2.4 below.

                  (8) (a) "Operating Costs" shall mean all costs and expenses (and taxes, if any, thereon, including without limitation, sales and value added taxes) incurred or payable by Landlord in connection with the operation, maintenance, repair, replacement and management of the Property (including the equipment located therein) whether structural or non-structural, and whether capital or non-capital in nature, including, without limitation, security costs and alarm services, all operating costs pertaining to the "Heating System" and the "A/C System" (as defined in Article 24), the Building-wide mechanical, electrical, sanitary, plumbing, heating, air-conditioning, ventilating, utility or any other Building-wide service systems and all equipment thereof (collectively, the "Building Systems"), management fees in an amount not to exceed those typically charged in the "Comparable Market" (as hereinafter defined), electricity furnished to all common areas of the Property, whether inside or outside, and required to operate the Heating System and all other Building Systems (excluding, however, electricity paid for by Tenant and other tenants in the Building as measured by Tenant's and such other tenants' check meters including the electricity for the A/C system in the Premises and other premises in the Building), water, water rates, frontage charges, sewer rents, insurance, fuel, labor, wages and salary, employee benefits and payroll taxes, maintenance and service contracts, window and other cleaning, rubbish and refuse removal (but the net amount of any revenues or proceeds Landlord receives from the Building's recyclable goods and materials shall be credited back against the Operating Costs), supplies, the amount of any "Assessments" payable by Landlord with respect to the Property to Newport Property Owners Association, Inc. (or any successor thereto) pursuant to the "Declaration" (as such terms defined in clauses
      (11) and (12) below), irrespective of whether any costs included in Assessments are excluded from the definition of Operating Costs hereunder, costs of alterations and improvements made by reason of the requirements of "Insurance Bodies" (as defined in Section 7.1), and/or Legal Requirements, the amount of the "Electrical Administration Fee" (as defined in Section 13.1(A) hereof), and maintenance and repair of the outside grounds of the Property (including without limitation gardening and landscaping thereof).

                        (b) Notwithstanding the foregoing, Operating Costs shall not include:

                             (i) salaries of personnel above the grade of Building manager;

                             (ii) Taxes;

                             (iii) interest and penalties for late payment of Taxes or water and sewer rents;

                             (iv) any expenses for which the Landlord is compensated through proceeds of insurance;

                             (v) the cost of any tenant changes or alterations (including Landlord's Contribution) made by or on behalf of other tenants of the Building;

                             (vi) the cost of repair or rebuilding caused by fire or other casualty or condemnation (except for the amount of commercially reasonable deductibles);

                             (vii) advertising and promotional expenditures;

                             (viii) legal and auditing fees other than reasonable arbitration, legal, consulting and auditing fees necessarily incurred in connection with the maintenance, operation or management of the Property and/or the Building (but in no event shall Operating Costs include such fees if same are incurred in connection with leasing space in the Building or resolving disputes with individual tenants of the Building);

                             (ix) expenses of relocating or moving tenants and of leasing to and processing new tenants, including lease concessions;

                             (x) expenses resulting from any violations by the Landlord of the terms of any lease in the Building;

                             (xi) franchise, gross receipt and income taxes imposed upon Landlord;

                             (xii) rent paid under Superior Leases;

                             (xiii) the cost of electricity furnished to any area of the Building leased to or occupied by tenants or available for leasing to tenants;

                             (xiv) interest on and amortization of debts, including mortgages (excluding reasonable interest charges on maintenance or other business equipment located at the Building);

                             (xv) expenditures for capital improvements except for capital expenditures (y) required by any Legal Requirement not now in effect, to be amortized in accordance with generally accepted accounting principles consistently applied ("GAAP") as more fully set forth in Section 2.2(B)(8)(d), or (z) made for the purpose of saving or reducing Operating Costs (as, e.g., a labor-savings improvement or a replacement of a then-existing improvement which Landlord reasonably determines would be more economically or commercially prudent than a repair of such then-existing improvement), to be amortized over the time Landlord reasonably estimates such savings or reduction in Operating Costs will equal the cost of the improvement and otherwise in accordance with Section 2.2(B)(8)(d);

                             (xvi) the costs of any additions to or expansions of the leasable area of the Building;

                             (xvii) any costs of completing the Phase I or Phase II Base Building Work;

                             (xviii) brokerage commissions, consulting fees, points, legal costs and similar payments with respect to procuring or removing tenants, amending or terminating leases, or in connection with any mortgaging, financing, selling or overleasing of the Property;

                             (xix) costs to remove any hazardous materials which is the responsibility of Landlord to remove pursuant to this Lease or of any other tenant of the Building pursuant to any other lease;

                             (xx) costs incurred with respect to a transfer or disposition of all or any part of the Building or any interest therein;

                             (xxi) costs incurred in contesting or settling any claimed violation of Legal Requirements, if said claimed violation exists as of the Commencement Date of this Lease;

                             (xxii) fees or expenditures paid by Landlord to any affiliate of Landlord to the extent such payment exceeds the amount which would have been paid in the absence of such a relationship;

                             (xxiii) costs related to installing, operating and maintaining any specialty facility such as a dining-cafeteria facility, athletic or any other recreational facility to the extent such costs are for services or other amenities not made available for use by Tenant, or for which Tenant is charged directly;

                             (xxiv) costs and expenses related to the acquisition of air rights;

                             (xxv) rent, additional rent or other charges payable by Landlord under any lease or sublease assumed by Landlord;

                             (xxvi) costs of works or art of the quality and nature of "fine art" rather than decorative art work customarily found in comparable office buildings located in the Comparable Market; and

                             (xxvii) any expenses in connection with services or other amenities which are above the level of services or other amenities provided to Tenant or for which Tenant is charged directly;

                             (xxviii) costs and expenses required to be paid by Tenant pursuant to this Lease, other than the provisions of this Article 2;

                             (xxix) any costs and expenses reimbursed by any other tenant of the Building; and

                             (xxx) the balance of any Recreational Costs payable by Landlord.

                        (c) If, during all or part of any Comparison Year, Landlord shall not furnish any particular item(s) of work or any service which would constitute an Operating Cost to any leasable premises in the Building because: (i) such premises is/are not occupied or leased; or (ii) such item of work or service is not required or desired by the tenant(s) occupying such premises because (A) such tenant(s) is itself obtaining and providing such item or work or service, or (B) for any other reason, then Operating Costs for such period shall be deemed to include an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had furnished such item of work or services to such portion(s) of the Building or to such tenant(s).

                        (d) Landlord shall amortize or depreciate the cost of capital improvement items included in Operating Costs over the reasonable useful life of such improvements (as determined by Landlord in accordance with GAAP with interest at the rate of two (2%) over the "base" lending rate announced by Chase Manhattan Bank from time to time.

                  (9) "Operating Statement" shall mean an instrument or instruments setting forth a final comparison of actual Operating Costs and the "Operating Payment" (as defined in Section 2.4(A) below) due and owing with respect to Operating Costs for the preceding Comparison Year and showing the categories of Operating Costs then typically itemized by owners of comparable buildings in the Comparable Market and substantially similar to the Operating Costs categories in Landlord's pro forma budget as shown on Schedule 3 annexed hereto and made a part hereof.

                  (10) "Tax Statement" shall mean a statement setting forth a comparison of the Taxes for the Tax Year with the Base Tax Amount, and the "Tax Payment" (as defined in Section 2.3 (A) below) due and owing.

                  (11) "Declaration" shall mean that certain Declaration of Covenants, Restrictions, Easements, Charges and Liens of the Newport Property Owners Association, Inc. ("POA") dated as of July 28, 1992, but deemed effective as of September 1, 1987, recorded in the Hudson County Register of Deeds in Book 4575, Page 243, as amended by First Amendment to Declaration of Covenants, Restrictions, Easements, Charges and Liens dated as of July 1, 1993, recorded in the Hudson County Register of Deeds in Book 4622, Page 096.

                  (12) "Assessments" shall mean those common area maintenance charges for the NEWPORT development assessment against the Property by the POA pursuant to the Declaration.

                  (13) "Base Tax Amount" shall mean and be equal to $1,100,000.

                  (14) "Base Operating Costs Amount" shall mean and be equal to $2,875,853.

      Section 2.3 (A) If Taxes for any Tax Year (any part or all of which falls within the Term) shall increase above the Base Tax Amount, Tenant shall pay as Additional Rent an amount equal to Tenant's Tax Share of such increase (the "Tax Payment"), which amount shall be payable as hereinafter provided.

            (B) At any time within twelve (12) months after the commencement of each Tax Year, Landlord shall render to Tenant a Tax Statement showing (1) a comparison of the Taxes for the Tax Year with the Base Tax Amount, and (2) the amount of the Tax Payment resulting from such comparison. On the first day of the month following the furnishing to Tenant of a Tax

Statement, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the Tax Payment shown thereon to be due for such Tax Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Tax Year. If Landlord furnishes a Tax Statement for a Tax Year subsequent to the commencement thereof, until the first day of the month following the month in which the Tax Statement is furnished to Tenant: (x) Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the next previous Tax Year; (y) promptly after the Tax Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Tax Year was greater or less than the installments of the Tax Payment to be paid for the current Tax Year in accordance with the Tax Statement, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof as Additional Rent in accordance with Section 2.1(C), or (b) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installments of regularly occurring Additional Rent payable under this Lease (or, if any portion of such overpayment remains uncredited at the Expiration Date, Landlord shall promptly refund the balance of such overpayment to Tenant after deducting any then-outstanding monies owed to Landlord hereunder); and (z) on the first day of the month following the month in which the Tax Statement is furnished to Tenant, and monthly thereafter throughout the remainder of the current Tax Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Tax Payment shown on the Tax Statement. Tax Payments shall be collectible by Landlord in the same manner as Fixed Rent. Subject to Section 2.6, Landlord's failure to render a Tax Statement shall not prejudice Landlord's right to render a Tax Statement during or with respect to any subsequent Tax Year, and shall not eliminate or reduce Tenant's obligation to make a Tax Payment for such Tax Year. If the amount of any overpayment cannot be recouped by credit under clause (b) of this subsection (B) within thirty (30) days from the date the overpayment has been determined, then interest shall accrue on the unpaid balance of the overpayment from the thirty-first (31st) day at the Interest Rate.

            (C) If Landlord shall receive a refund of Taxes applicable to any Tax Year for which a Tax Payment shall have been made by Tenant, Landlord shall notify Tenant and, at its option, shall either repay to Tenant or credit against subsequent payments of Additional Rent hereunder, Tenant's Tax Share of such refund, after deducting from the refund the costs and expenses of obtaining the same (to the extent such costs and expenses were not theretofore included in Taxes for such Tax Year); provided, however, that Tenant's Tax Share of such refund shall in no event exceed Tenant's Tax Payment paid for the particular Tax Year in question. The expiration or termination of this Lease during any Tax Year shall not affect Landlord's obligation to so repay or credit Tenant's Tax Share of any refund with respect to such Tax Year, and such obligation shall survive any such expiration or termination of this Lease. If the amount of any refund is not paid to Tenant or recouped by a credit against subsequent payments of Additional Rent within thirty (30) days from the date the refund was received by Landlord, then interest shall accrue on the unpaid balance of the overpayment from the thirty-first (31st) day at the Interest Rate.

            (D) Tenant shall pay, prior to delinquency, any and all taxes levied against any of Tenant's Property placed by Tenant in or about the Premises. If any such taxes on Tenant's Property are levied against Landlord or the Property, or if the assessed valuation of the Property is increased by the inclusion therein of a value attributable to Tenant's Property, as so evidenced by the tax assessor's worksheets or other similar documentation, Landlord shall have the right, but not the obligation, to pay such taxes. The amount of any such payment by Landlord shall constitute Additional Rent payable by Tenant upon demand.

            (E) If any alterations or improvements made to the Premises by or on behalf of Tenant, irrespective of ownership thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord's "building standard" in other spaces in the Building are assessed, as evidenced by the tax assessor's worksheets or other similar documentation, then the Taxes levied against Landlord or the Property by reason of such excess assessed valuation shall be deemed to be taxes levied against Tenant's Property and shall be governed by the provisions of clause (D) above. Similarly, Tenant shall not be required to pay its share of any Taxes which are increased because of alterations or improvements made to any other tenant's premises in the Building which are assessed for real property tax purposes at a valuation higher than the valuation at which building standard improvements are assessed, as so evidenced by the tax assessor's worksheets or other similar documentation.

      Section 2.4 (A) If the Operating Costs for any Comparison Year (any part or all of which falls within the Term) shall increase above the Base Operating Costs Amount, then Tenant shall pay as additional rent for such Comparison Year an amount equal to Tenant's Operating Share of such increase (such amount is called the "Operating Payment"), which amount shall be payable as hereinafter provided.

            (B) (1) By no later than May 1st of each Comparison Year, Landlord shall render to Tenant a written statement ("Landlord's Estimate") setting forth Landlord's reasonable estimate of the Operating Payment for such Comparison Year, which shall be based on the comparison of the estimated increase in the Operating Costs for such Comparison Year with the Base Operating Costs Amount, but such estimated amount shall not exceed the Operating Costs (excluding snow removal costs and insurance premiums) for the immediately preceding Comparison Year (or in the case of the first Comparison Year, the amount of the Base Operating Costs Amount) multiplied by one hundred five percent (105%), plus the amount of snow removal costs and insurance premiums as estimated by Landlord for such Comparison Year.

                  (2) If Landlord furnishes a Landlord's Estimate for any Comparison Year subsequent to the commencement thereof, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown thereon to be due for such Comparison Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Comparison Year (less any amounts already paid by Tenant on account of the Operating Payment since the beginning of such Comparison Year). Until the first day of the month following the month in which the Landlord's Estimate is so furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the immediately preceding Comparison Year. On the first day of the month following the month on which the Landlord's Estimate is furnished to Tenant, and monthly thereafter throughout the remainder of the current Comparison Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown on the Landlord's Estimate.

                  (3) After the end of each Comparison Year, but no later than the following May 1, Landlord shall furnish to Tenant an Operating Statement for such Comparison Year. If the Operating Statement shall show that the sums paid by Tenant based upon Landlord's Estimate for such Comparison Year exceed Tenant's Operating Payment required to be paid by Tenant for such Comparison Year, Landlord shall pay to Tenant the amount of such excess within thirty (30) days after the Operating Statement has been furnished, and in the event such refund has not been made within such thirty (30) day period, the refund shall accrue interest at the Interest Rate. If the Operating Statement for such Comparison Year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within thirty (30) days after receipt by Tenant of such Operating Statement. Operating Payments, whether based on a Landlord's Estimate or an Operating Statement, shall be collectible by Landlord in the same manner as Fixed Rent. Subject to Section 2.6, Landlord's failure to render an Operating Statement shall not prejudice Landlord's right to render an Operating Statement during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to make an Operating Payment for such Comparison Year.

      Section 2.5 Each Tax Statement and Operating Statement shall be conclusive and binding upon Tenant and Landlord unless within one hundred twenty (120) days after the receipt of such Tax Statement or Operating Statement, as the case may be, Tenant or Landlord shall notify the other that it wishes to verify the correctness thereof or that a mistake has been made in the calculation, as the case may be. If the parties cannot agree on the correctness thereof or the calculations, then either party may submit the dispute to arbitration, as provided in Article 34 hereof, within one hundred fifty (150) days after receipt of said Tax Statement or Operating Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the Additional Charges, as additional rent, in accordance with Section 2.3 and
Section 2.4 above. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of Additional Charges resulting from compliance with the Tax Statement or Operating Statement, as the case may be together with interest on such overpayment at the Interest Rate accruing from the last day of the Tax Year or Comparison Year, as the case may be, which is the subject of such dispute. Upon twenty (20) days prior written notice from Tenant (which notice shall be given within the aforesaid one hundred twenty (120) day period), Landlord agrees to permit Tenant's employees or outside consultants, accountants or other advisers selected by Tenant reasonable access (for a reasonable period not to exceed thirty (30) days following the initial appointment date) to review Landlord's books and records applicable to the Building for the Comparison Year in question for the purpose of verifying Operating Costs. Any such review shall be conducted at any office of Landlord or its managing agent located in the tri-state area or, if no such office exists or if Landlord otherwise elects, at the Building. Tenant, on behalf of itself and such permittees agrees to keep any and all information obtained thereby strictly confidential (except to the extent relevant to any arbitration proceeding as aforesaid).

      Section 2.6 The expiration or termination of this Lease during any Operating Year or Tax Year shall not affect the rights and obligations of the parties hereto respecting any payments of Operating Payments due for such Operating Year and any payments of Tax Payments for such Tax Year provided Landlord renders to Tenant a Tax Statement or Operating Statement, as the case may be, within twelve (12) months following such Operating Year or Tax Year, as applicable. Any Operating Statement relating to such Operating Payment and any Tax Statement relating to such Tax Payment may be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination (subject to the twelve (12) month limitation aforesaid). In determining the amount of the Operating Payment for the Operating Year or the Tax Payment for the Tax Year in which the Term shall expire, the payment of the Operating Payment for such Operating Year or the Tax Payment for the Tax Year shall be prorated based on the number of days of the Term which fall within such Operating Year or Tax Year, as the case may be. Any payments due under such Operating Statement or Tax Statement shall be payable within twenty (20) days after such Operating Statement or Tax Statement, as the case may be, is sent to Tenant.

      Section 2.7 In the event Tenant timely and validly exercises the Renewal Option for the Renewal Term, as provided in Article 1 of this Lease, the parties hereto agree that the Fixed Rent for the Renewal Term shall be as follows:

            (A) The Fixed Rent for the Premises for a Renewal Term (the "Rental Value") shall be an amount equal to ninety-five percent (95%) of the annual fair market rental value of the Premises (the "Fair Market Rent") as of the Renewal Term Commencement Date for the Renewal Term in question. The Fair Market Rent shall be determined on the basis of the highest and best use of the Premises as offices assuming that the Premises are free and clear of all leases and tenancies (including this Lease), and without regard to any "Specialty Alterations" (as defined in Section 4.6) theretofore installed by or on behalf of Tenant, that the Premises were available in the then rental market for comparable first-class office buildings of similar quality, size, age, character and location of the Building (the "Comparable Market"), that Landlord has had a reasonable time to locate a tenant who rents with the knowledge that the Premises can be used as offices, that neither Landlord nor the prospective tenant is under any compulsion to rent, and taking into account:

                  (1) that the Base Tax Amount for purposes of calculating increases in

      Taxes and the Base Operating Costs Amount for purposes of calculating increases in Operating Costs, respectively (a) for the First Renewal Term, shall change to and be the amounts of the Taxes and Operating Costs, respectively, for the calendar year in which the First Renewal Term Commencement Date shall occur, and (b) for the Second Renewal Term, shall change to and be the amounts of the Taxes and Operating Costs, respectively, for the calendar year in which the Second Renewal Term Commencement Date shall occur, respectively, as the case may be;

                  (2) that if the Tax Agreement is then in effect, the fact that Tenant may realize a cost savings with respect to its obligation to pay a share of Taxes or, if the Tax Agreement is scheduled to expire during the subject Renewal Term, that Tenant may not realize a cost savings with respect to its obligation to pay a share of Taxes levied after such scheduled expiration of the Tax Agreement;

                  (3) that as of a particular Renewal Term Commencement Date, Tenant shall not be required to pay, in addition to the Additional Charges presently provided for under this Lease, Tenant's Tax Share and Tenant's Operating Share of Additional Charges or other escalation payments which Landlord is then charging tenants under other leases or offers for leases in the Building or in other buildings then owned by Landlord or its affiliates or under common management with the management company then managing the Building, respectively, or of such other escalation payments which other landlords are then charging tenants under leases or offers for leases in other office buildings located in the Comparable Market;

                  (4) if true, that a brokerage commission would not be payable by Landlord with respect to the Renewal Term;

                  (5) if it is then customary for owners of comparable buildings in the Comparable Market to do so with respect to leases for a term of the length of the Renewal Term (i.e., five (5) years), that Landlord shall not be deemed to have (a) any incurred costs or expenses for the performance of any work to prepare the Premises for Tenant's continued occupancy thereof, or (b) granted any rental concessions or improvement allowances typically granted to a new tenant; provided, however, that if no leases are being granted by Landlord or other owners of comparable buildings in the Comparable Market having a term of five (5) years, then a rental concession or improvement allowance for the Renewal Term shall be calculated pro rata to those typically granted under a longer term lease (e.g, if the then typical rent concession for a 15-year lease shall be $30 per rentable square foot, then the rental concession for a 5-year lease shall be $10 per rentable square foot);

                  (6) the then current rentals or occupancy fees which Landlord or other owners of comparable buildings in the Comparable Market shall then be receiving for the renting of or granting of use or occupancy rights for comparable office space in the Building or in such other comparable buildings, as the case may be, for the purposes described in this Lease, for the length of the Renewal Term (i.e., five (5) years) and the manner in which technological, engineering and/or other specific advances over time shall affect the utilization of such space in the Building and such comparable buildings in the Comparable Market; provided, however, that if no leases are being granted by Landlord or other owners of comparable buildings in the Comparable Market having a term of five (5) years, then the Fixed Rent for the Renewal Term shall be the amount of fixed rent under a longer term lease, averaged over the term of such longer-term lease (e.g., if the fixed rent under a comparable 15-year lease shall be $20 per RSF for lease years one through five, $30 per RSF for lease years six through ten and $40 per RSF for lease years eleven through fifteen, then the Fixed Rent for the Renewal Term shall be $30 per
      RSF).

Tenant's obligation to pay Additional Charges, as additional rent, on account of increases in the amounts of the Taxes and Operating Costs, as the case may be, as set forth in Sections 2.3 and 2.4, shall continue during the Renewal Terms (subject to adjusted base amounts as more fully set forth in Section 2.7(A)(1)).

            (B) For purposes of determining the Fair Market Rent, the following procedure shall apply:

                  (1) Landlord shall give Tenant written notice (the "Rent Notice") at least nine (9) months prior to (a) the Fixed Expiration Date in the case of the First Renewal Term, and (b) the First Renewal Term Expiration Date in the case of the Second Renewal Term, as the case may be, setting forth Landlord's determination of the Fair Market Rent for the First Renewal Term and the Second Renewal Term, as the case may be. If Landlord shall fail or refuse to give the Rent Notice as aforesaid, Landlord's determination of the Fair Market Rent shall be deemed to be the Fixed Rent and Additional Charges payable by Tenant on (x) the Fixed Expiration Date in the case of the First Renewal Term, and (y) the First Renewal Term Expiration Date in the case of the Second Renewal Term, as the case may be. The amount of the Fair Market Rent set forth in the Rent Notice, or the deemed amount in the case where Landlord has failed to deliver a Rent Notice, shall be called "Landlord's Determination."

                  (2) Tenant shall give Landlord written notice (the "Tenant's Notice") (a) within thirty (30) days after Tenant's receipt of the Rent Notice, or (b) if Landlord has failed to deliver a Rent Notice as aforesaid then at least thirty (30) days prior to (i) the Fixed Expiration Date in the case of the First Renewal Term, and (ii) the First Renewal Term Expiration Date in the case of the Second Renewal Term, as the case may be, that Tenant accepts or disputes Landlord's Determination. If Tenant in Tenant's Notice accepts Landlord's Determination or if Tenant fails or refuses to give Tenant's Notice, as aforesaid, Tenant shall be deemed to have accepted Landlord's Determination for the Renewal Term in question. If Tenant, in Tenant's Notice, disputes Landlord's Determination, Tenant shall deliver to Landlord, together with Tenant's Notice, Tenant's determination of the Fair Market Rent (the "Tenant's Determination"), as determined by an independent real estate appraiser or an "independent real estate broker" (as hereinafter defined) (the "Tenant's Appraiser"), together with a copy of the appraisal prepared by Tenant's Appraiser.

                  (3) Landlord shall give Tenant written notice (the "Landlord's Notice"), within thirty (30) days after Landlord's receipt of Tenant's Determination, that Landlord accepts or disputes Tenant's Determination. If Landlord in Landlord's Notice accepts Tenant's Determination or if Landlord fails or refuses to give Landlord's Notice as aforesaid, Landlord shall be deemed to have accepted Tenant's Determination. If Landlord disputes Tenant's Determination, Landlord shall appoint an independent real estate appraiser or independent real estate broker (the "Landlord's Appraiser") and Landlord will deliver to Tenant a copy of the appraisal prepared by Landlord's Appraiser together with Landlord's Notice. If, within thirty (30) days after Tenant's receipt of Landlord's Notice in dispute, Landlord's Appraiser and Tenant's Appraiser shall mutually agree upon the determination (the "Mutual Determination") of the Fair Market Rent, their determination shall be final and binding upon the parties. If Landlord's Appraiser and Tenant's Appraiser shall be unable to reach a Mutual Determination within said thirty (30) day period, both of the Appraisers shall jointly select a third individual who shall be an independent real estate appraiser and not a real estate broker (the "Third Appraiser"), and whose fee shall be borne equally by Landlord and Tenant. In the event that Landlord's Appraiser and Tenant's Appraiser shall be unable to jointly agree on the designation of the Third Appraiser within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association or any successor organization to designate the Third Appraiser in accordance with the rules then obtaining of the American Arbitration Association or such successor organization.

                  (4) Within fifteen (15) days following the appointment of the Third Appraiser, Landlord's Appraiser shall submit a copy of the appraisal previously forwarded to Tenant under Section 2.7(B)(3) above and Tenant's appraiser shall submit a copy of its appraisal as previously forwarded to Landlord pursuant to Section 2.7(B)(2). Within fifteen (15) days following its receipt of such appraisals, the Third Appraiser shall commence and thereafter conduct such hearings and investigations as he may deem appropriate and shall, within fifteen (15) days after the conclusion of such hearings and investigations, render his decision by selecting the determination of the Fair Market Rent submitted by either Landlord's Appraiser or Tenant' Appraiser which, in the judgment of the Third Appraiser, most nearly reflects the Fair Market Rent of the Premises for the particular Renewal Term in question, and such determination by the Third Appraiser shall be conclusive and binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section 2.7 including the expenses and fees of any Appraiser selected by it in accordance with the provisions hereof. As used in this
      Section 2.7, an "independent real estate appraiser" shall mean a licensed real estate appraiser with at least ten (10) years' experience in leasing and valuation of commercial office space in office buildings in northern New Jersey which are comparable in size, quality, age, location and character to the Building, and who is a member of the American Institute of Appraisers of the National Association of Real Estate Boards (or then equivalent if the AIA does not exist). As used in this Section 2.7, an "independent real estate broker" shall mean a licensed real estate broker with at least ten (10) years' experience in leasing and valuation of commercial office space in office buildings in northern New Jersey which are comparable in size, quality, age, location and character to the Building, and who is a member of the Society of Industrial and Office Realtors (or then equivalent if the SIOR does not exist). The Appraisers shall not have the power to add to, modify or change any of the provisions of this Lease.

                  (5) It is expressly understood that any determination of the Fair Market Rent shall be based on the assumptions and criteria stated in this Section 2.7.

            (C) After a determination has been made of the Rental Value for the Renewal Term in question, the parties shall execute and deliver to each other an agreement setting forth the Rental Value as hereinabove determined.

            (D) If the final determination of the Rental Value shall not be made on or before the Renewal Term Commencement Date for the particular Renewal Term in question, in accordance with the provisions of this Section 2.7, then pending such final determination Tenant shall continue to pay, as the Fixed Rent for the Renewal Term the amount of the Rental Value set forth in the Landlord's Determination or the deemed amount where Landlord has failed to deliver a Rent Notice. If, based upon the final determination hereunder of the Rental Value, the payments made by Tenant on account of the Rent for such portion of the Renewal Term in question were (x) less than the Rental Value payable for the Renewal Term, Tenant shall pay to Landlord the amount of such deficiency within five (5) Business Days after demand therefor, or (y) greater than the Rental Value payable for the Renewal Term, Landlord shall refund to Tenant the amount of such excess within five (5) Business Days after demand therefor.

                                    ARTICLE 3

                    OCCUPANCY; PERMITTED USE; RESTRICTED USES

      Section 3.1 Tenant shall use and occupy the Premises as general or executive offices (the "Permitted Use") and for no other purpose. Tenant will not at any time use or occupy the Premises in violation of the certificate of occupancy (whether temporary or permanent) issued for the Premises and/or the Building, as initially issued or thereafter amended or modified (the "Certificates of Occupancy"). In the event that any Legal Authority shall hereafter contend or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of the Certificate of Occupancy then in effect, Tenant, upon five (5) days' written notice from Landlord or any Legal Authority, shall immediately discontinue such use of the Premises (subject to Tenant's right to contest any such contention or declaration by any Legal Authority, as more fully set forth in Section 7.2).

      Section 3.2 Landlord shall obtain a Certificate of Occupancy for the common areas and core spaces of the Building which Certificate of Occupancy shall be in force on the date Tenant occupies all or a portion of the Premises for the Permitted Uses. Landlord agrees not to initially obtain nor amend such Certificate of Occupancy in any manner which would cause same to prohibit the use of the Premises for the Permitted Use.

      Section 3.3 Tenant shall obtain a temporary or permanent Certificate of Occupancy for the Premises permitting the Premises to be used as "offices" (as defined in Section 27(A) hereof) and such temporary or permanent Certificate of Occupancy will be in force upon the date upon which Tenant shall occupy all or any portion of the Premises for the Permitted Uses. Tenant will perform such work (other than Landlord's Work, which Landlord shall be required to perform) necessary to obtain such Certificate of Occupancy, including without limitation, the filing of any documents or plans required by the Legal Authority, the scheduling of inspections and correction of deficiencies, if any, with respect to the Premises. Landlord shall, by the Rent Commencement Date, perform such items of Landlord's Work necessary for Tenant to obtain the Certificate of Occupancy for the Premises.

      Section 3.4 Without limitation of the prohibitions contained in Section
3.5 below, and in amplification thereof, Tenant shall not use or occupy or permit or suffer the Premises to be used or occupied for any purposes other than the Permitted Use set forth in this Article 3. In no event shall Tenant use or permit the use of the Premises, or any portion thereof, in any manner which, in Landlord's judgment, will: (1) materially and adversely affect (a) the appearance, character, reputation or first-class nature of the Building, or (b) the proper or economic furnishing of services to other tenants in the Building, or (c) the use and enjoyment of any other portion of the Building by any other tenant(s), or (d) the proper and economic functioning of any of the Building Systems, or (e) Landlord's ability to obtain from reputable insurance companies authorized to do business in New Jersey, at standard rates, all risk property insurance or liability, elevator, boiler or other insurance required to be furnished by Landlord under the terms of any "Superior Lease" and/or "Mortgage" (as such terms are defined in Section 4.2) covering the Property; (2) violate any Legal Requirements of Legal Authorities, or any requirements of Insurance Bodies, or the Certificates of Occupancy; or (3) be in violation of any of the Restricted Uses as are set forth and defined below in Section 3.5.

      Section 3.5 Tenant shall not use or permit the use of the Premises, or any part thereof for the following uses and/or purposes (collectively, the "Restricted Uses"): (1) for the business of photographic, multilith or multigraph reproductions or offset printing (but this "(1)" shall not be deemed to prohibit Tenant from operating, on an incidental basis, a photocopy center for the exclusive use of Tenant's employees, subject to and in strict compliance with all applicable Legal Requirements including Environmental Laws); (2) for manufacturing of any kind; (3) as a restaurant, employee cafeteria, or bar or for the sale of confectionery, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever (except in private kitchens (which may include a countertop microwave oven) and vending machines serving the Premises and Tenant's employees and visitors only); (4) as a retail bank offering banking services to the general public (i.e., off-the-street customers or potential customers, but excluding sales conducted by phone or computer) or other retail financial services office offering financial services to the general public (i.e., off-the-street customers or potential customers, but excluding sales conducted by phone or computer); (5) as a trade school, employment agency or travel agency, labor union office, physician's, dentist's, medical or psychiatric office, medical or dental laboratory, dance or music studio, or health club or sports or exercise facility (except for a nurse's or first aid station); (6) as a barber shop or beauty salon; (7) for the direct sale, at retail or otherwise, of any goods or products of any sort or kind; (8) by any Legal Authority or instrumentality, or by any foreign or domestic governmental or quasi-governmental entity entitled, directly or indirectly, to diplomatic or sovereign immunity or not subject to the service of process in, and the jurisdiction of, the courts of the State of New Jersey; (9) for the retail sale of traveler's checks and/or foreign exchange to the general public (i.e., off-the-street customers or potential customers, but excluding sales conducted by phone or computer); (10) for the conduct of an auction; (11) for gambling activities; (12) for the conduct of obscene, pornographic, similar type or any other disreputable activities or for the sale of obscene, pornographic or similar type books, magazines, periodicals or other literature or materials, as determined by Landlord in its sole judgment; or (13) by or for any charitable, religious or other not-for-profit organization's activities, other than activities which are limited to office use only.

                                    ARTICLE 4

                                   ALTERATIONS

      Section 4.1 (A) (1) Tenant shall make no "Alterations" (as hereinafter defined) in or to the Premises, of any nature, without Landlord's prior written consent, which shall be granted or withheld in the manner as hereinafter provided. For the purposes of this Lease, the term "Alteration" shall mean any change, alteration, installation, addition or improvement, whether of a structural or non-structural nature, which Tenant shall make or perform to the Premises at any time during the Term, including all initial alterations, installations, additions or improvements (collectively, the "Tenant's Initial Alterations") proposed to be made by Tenant to adapt the Premises for the Permitted Use.

                  (2) Landlord shall not unreasonably withhold its consent to any Alterations, provided (a) such Alterations, in the sole reasonable opinion of Landlord, will not affect the proper functioning of the Building Systems, (b) such Alterations will not result in a violation of, or require a change in, the Certificates of Occupancy for the Building and/or the Premises, (c) the character, outside appearance, usefulness or rentability of the Building or any part thereof will not be adversely affected in any way, and such Alterations will not, in the sole opinion of Landlord, weaken, impair (temporarily or permanently) or impact on the Building's structural elements such as the roof, exterior/load bearing walls (including exterior windows), foundation, structural floor slabs, support columns and other common Building facilities (collectively, the "Structural Elements"), or lessen the value or utility of the Premises or the Building upon their completion, and (d) such Alterations, when completed, would not physically affect any part of the Building outside of the Premises (the aforesaid Alterations set forth in (a) through (d) hereof are hereinafter called "Non-Structural Alterations").

            (B) Landlord shall have the right, in its sole and absolute discretion, to approve or disapprove of any Alteration(s) which are not Non-Structural Alterations.

      Section 4.2 Prior to making any Alterations, including, but not limited to, Tenant's Initial Alterations, Tenant shall (a) submit to Landlord detailed plans and specifications (including drawings for layout, architectural, mechanical, structural, interior design, fixturing and finishing work) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's written approval of such plans and specifications (except, however, Landlord's approval will not be required with respect to any Non-Structural Alteration referred to in Section 4.9 hereof), which , in the case of Non-Structural Alterations which meet the criteria set forth in Section 4.1(A) above, shall not be unreasonably withheld or delayed, and (b) obtain worker's compensation and disability insurance in statutory limits (covering all persons employed and to be employed by Tenant, including Tenant's contractors and subcontractors engaged in connection with any such Alteration), builder's risk insurance covering all physical loss and other risks covered by the usual extended coverage and "all risk" endorsements, and comprehensive public liability (including property damage coverage), which builder's risk and comprehensive public liability insurance policies shall be in such form, with such companies, for such periods and such amounts as Landlord may require, and shall name, as additional insureds, Landlord, its agents, any lessee under any ground or underlying lease now or hereafter affecting the Land or the Building (any such lease is called a "Superior Lease"), and any holder of any mortgage which may now or hereafter affect any Superior Lease or the Land or the Building, respectively (any such mortgage is called a "Mortgage"). Landlord agrees to respond to Tenant's request for approval within ten (10) Business Days following Landlord's receipt of the items required pursuant to this Section 4.2 (or, with respect to any resubmission of plans and specifications, within five
(5) Business Days following Landlord's receipt of such revised plans and specifications). If Landlord fails to timely respond, and such failure to respond continues for more than two (2) Business Days following Landlord's receipt of a notification from Tenant that Landlord's failure to respond to Tenant's request shall result in the plans and specifications being deemed approved by Landlord, then Landlord's failure to respond within such two (2) Business Day period shall constitute Landlord's approval of such plans and specifications.

      Section 4.3 Tenant hereby acknowledges and agrees that Landlord's review of, and Landlord's granting of its approval to, any plans and specifications submitted to it under this Lease shall not constitute or be deemed to constitute a judgment, acknowledgment, representation or agreement by Landlord that such plans and specifications comply with the Legal Requirements of any Legal Authorities and/or the requirements of any Insurance Bodies, and/or that such plans and specifications will be approved by the Jersey City Department of Buildings (the "Buildings Department") or any other Legal Authority, respectively, as the case may be. Tenant further acknowledges and agrees that all such compliance and approval requirements shall be Tenant's sole obligation, as required by the provisions of this Article 4.

      Section 4.4 (A) Tenant shall, before making any Alterations, at its expense, obtain all permits, approvals and certificates (collectively, the "Permits") required by any Legal Authority and (upon completion) certificates of final approval thereof and shall deliver promptly to Landlord duplicates of all such Permits, together with the "as-built" plans and specifications (or marked shop drawings) for such Alterations. In that regard, Landlord agrees to reasonably cooperate with Tenant in the signing of any documents and plans required to obtain any Permit, provided, however, Landlord thereby incurs no liability, fee, cost or expense, unless Tenant shall reimburse Landlord for same.

            (B) All Alterations shall be made and performed substantially in accordance with the plans and specifications therefor, as approved by Landlord, and also in accordance with the rules and regulations established and consistently applied by Landlord governing the manner in which work may be performed in the Building and in effect at the time such Alterations are undertaken. Tenant hereby acknowledges having received from Landlord a set of the initial rules and regulations for the performance of Tenant's Initial Alterations in the Building. Where a conflict exists between the terms of such rules and regulations and the terms of this Lease, the terms of this Lease shall prevail. No material amendments or additions (or amendment or additions of any kind if same may affect any of the Structural Elements or the Building Systems) to the aforesaid plans and specifications shall be made without the prior written consent of Landlord which, in the case of Non-Structural Alterations which meet the criteria set forth in Section 4.1(A) above, shall not be unreasonably withheld or delayed. All materials, equipment and fixtures to be incorporated in the Premises as a result of such Alterations shall be new and good quality. No such materials, equipment or fixtures shall be subject to any liens, encumbrances, chattel mortgages or security interests (as such terms are defined in the Uniform Commercial Code as in effect in the State of New Jersey on the date hereof) or any other title retention or security agreement. Tenant shall perform all Alterations at Tenant's sole cost and expense, with contractors or mechanics reasonably approved by Landlord and shall complete such Alterations within a reasonable time after undertaking their performance, subject to Unavoidable Delays. All Alterations shall be done at such times as Landlord may from time to time reasonably designate. Notwithstanding the foregoing sentence, with respect to the performance of Tenant's Initial Alterations only, it is hereby agreed that Tenant may perform its work during all hours permitted by Legal Requirements provided that such work does not interfere with any other tenant or occupant of the Building. If any such Alterations affect the Building's fire protection and safety systems, Landlord shall have the right to require that such Alterations be performed by Landlord and/or Landlord's contractor(s) at Tenant's cost and expense, which cost and expense shall be commercially reasonable.

            (C) Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer, whether in connection with any Alteration or otherwise, if such employment would interfere, cause any conflict, or create any difficulty, strike or jurisdictional dispute with, other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference, conflict, difficulty, strike, or jurisdictional dispute, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing the same to leave the Building immediately.

      Section 4.5 Tenant hereby indemnifies and saves harmless Landlord from and against any liability, loss, cost, damage and expense of every kind and nature incurred by reason of, or arising out of, any and all mechanic's and other liens filed in connection with any Alterations or repairs undertaken by Tenant hereunder, including, without limitation, the liens of any conditional sales, or chattel mortgages, title retention agreements, security agreements or financing statements upon any materials, fixtures, furniture or equipment installed in and constituting a part of the Premises. Tenant shall pay in accordance with the terms of its contracts, in cash, the cost of all Alterations and repairs. Any mechanic's or other lien filed against the Premises or the Property for work claimed to have been performed for, or materials claimed to have been furnished to Tenant shall be discharged by Tenant by bonding, payment or otherwise, within thirty (30) days after the filing of such lien. If Tenant shall fail to cause any such lien to be discharged within the aforesaid period, then in addition to any other available right or remedy, Landlord may, but shall not be obligated to, discharge same, either by deposit or bonding proceedings. Any amount so paid, and all costs and expenses so incurred by Landlord in connection therewith, shall constitute Additional Rent hereunder, and shall bear interest thereon at the Interest Rate until paid by Tenant to Landlord.

      Section 4.6 (A) All Alterations, including Tenant's Initial Alterations, and all fixtures (other than moveable trade fixtures, as hereinafter provided) equipment, furnishings, paneling, partitions, railings and like installations, installed in the Premises at any time, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, that if Landlord notifies Tenant in writing (1) at the time of Landlord's approval of any Alterations to the Premises requiring Landlord's approval, including Tenant's Initial Alterations, or (2) within thirty (30) days after Landlord has received notice of such Alterations where notice is required under Section 4.9 hereof, then Landlord may, at Landlord's option, require Tenant to remove any Alterations which are specialty alterations in excess of standard office installations, such as kitchens (excluding pantries), cafeterias, executive bathrooms, vaults (but excluding reinforced floors), sloping or terraced floors, internal staircases, dumbwaiters, fire suppression or uninterrupted power supply systems, vertical and horizontal transportation systems and other improvements of a similar nature (collectively, "Specialty Alterations"), at the expiration or earlier termination of this Lease and restore the Premises to its condition immediately preceding the making of such Alterations. It is expressly agreed that raised computer flooring is not a Specialty Alteration for purposes of this Lease. Notwithstanding the foregoing provisions of this Section 4.6(A), Tenant hereby acknowledges and agrees that Tenant shall be required to remove from the Premises all Alterations which Tenant has placed or installed therein without Landlord's approval (where such approval was required pursuant to this Article 4) or without notice to Landlord or which are not performed in accordance with the terms of this Article 4, and to restore the Premises as a result of such removal, at the expiration or earlier termination of this Lease. Tenant shall repair any damages to the Premises or the Building caused by the removal of any of the aforesaid items, such repairs to be performed in a good and workmanlike manner.

            (B) All personal property, furniture, furnishings, moveable equipment, moveable trade fixtures and moveable partitions supplied by or installed by or on behalf of Tenant (collectively, the "Tenant's Property") prior to and during the Lease term, shall remain the property of Tenant and Tenant shall, upon the Expiration Date, remove Tenant's Property from the Premises, but only to the extent that Tenant's Property (or any portion thereof) is not affixed or attached to, or built into the Premises or any of the Building Systems, and/or can be removed without damage to the Structural Elements; and provided, further that Tenant shall repair any damage to the Premises and the Building caused by such removal, in a good and workmanlike manner. Any of the Tenant's Property not so removed by Tenant at or prior to the Expiration Date, shall be deemed abandoned and may, at the election of Landlord, either be retained by Landlord as Landlord's property or may be removed from the Premises and stored or disposed of by Landlord, all at Tenant's sole risk and expense.

      Section 4.7 Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with the review of Tenant's plans and specifications for Tenant's Initial Alterations, or in connection with the inspection of the progress of completion thereof which in any way interface with any of the Building Systems (including Landlord's customary supervisory fee with respect thereto), which reimbursement shall not exceed $25,000. With respect to Alterations made after Tenant's Initial Alterations, Tenant shall reimburse Landlord for (i) all reasonable out-of-pocket costs and (ii) reasonable expenses incurred by Landlord in connection with the review of plans and specifications for Alterations (excluding Non-Structural Alterations) and/or inspecting or supervising the progress of completion of same. Tenant also shall pay any fee charged by any Lessor or Mortgagee in reviewing the plans and specifications for such Alterations or inspecting the progress of completion of the same. Landlord represents to Tenant that the current Lessors and Mortgagee do not require the payment of such fees.

      Section 4.8 Upon the request of Tenant, Landlord, at Tenant's cost and expense, shall promptly join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (provided that the provisions of the applicable Requirement shall require that Landlord join in such application) and shall otherwise cooperate with Tenant in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense, including, without limitation, attorneys' fees and disbursements, unless Tenant shall reimburse Landlord for the same, or suffer any liability in connection therewith.

      Section 4.9 Anything contained in this Lease to the contrary notwithstanding, Landlord's consent shall not be required with respect to any Non-Structural Alteration, provided that (a) consent for such Non-Structural Alteration is not required under the terms of any Superior Lease or Mortgage (which consent is not required under the current Superior Leases and Mortgage),
(b) such NonStructural Alteration meets the conditions set forth in clauses (a) through (d) of Section 4.1(A) hereof, and (c) the estimated cost of the labor and materials for which shall not exceed One Hundred Thousand Dollars ($100,000), either individually or in the aggregate with other Non-Structural Alterations constructed within any twelve (12) month period; provided, however, that at least ten (10) days prior to making any such Non-Structural Alteration, Tenant shall submit to Landlord for informational purposes only the detailed plans and specifications for such Non-Structural Alteration, as required by
Section 4.2 hereof. The $100,000.00 limitation aforesaid shall be increased annually by an amount equal to the percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U), New York-New Jersey-Long Island (NY-NJ-CT), All Items, unadjusted 1982-1984=100, published by the Bureau of Labor Statistics of the United States Department of Labor (the "Index") for the month of January in each calendar year following the Rent Commencement Date over the Index for the month of January, 2000. Any such Alteration shall otherwise be performed in compliance with the provisions of this Article 4.

                                    ARTICLE 5

                             MAINTENANCE AND REPAIRS

      Section 5.1 (A) Except as specifically set forth in Section 5.2 below, Tenant shall, throughout the Term, maintain the Premises and the fixtures and appurtenances located therein or exclusively serving the Premises in good condition, and repair and replace same as necessary. In all events, Tenant shall be responsible for all damage or injury to the Premises or any other part of the Building and the Building Systems and the Structural Elements, respectively, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or other occupant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant (except to the extent covered by Landlord's insurance, as set forth in Section 9.6 hereof). Tenant shall also repair all damage to the Building and the Premises caused by the moving in and out thereof of any of Tenant's Property.

            (B) Tenant shall promptly make, at Tenant's sole cost and expense, all repairs in and to the Premises for which Tenant is responsible, in strict compliance with the provisions of Article 4 pertaining to Alterations made by Tenant. If any such repairs for which Tenant is responsible affect the Building Systems and/or the Structural Elements, Landlord shall have the right to require that such repairs be performed by Landlord and/or Landlord's contractor(s) at Tenant's cost and expense, which cost and expense shall be commercially reasonable.

      Section 5.2 (A) Landlord shall maintain in good working order and repair the exterior and the Structural Elements of the Building, including the structural portions of the Premises and all public portions of the Property and the Building Systems serving the Premises (to the extent such Building Systems do not exclusively serve the Premises). Tenant agrees to give prompt notice of any repairs required to be made in the Premises for which Landlord may be responsible hereunder and Landlord shall be obligated to make such repairs promptly after it receives such notice from Tenant (subject to verification by Landlord of the need for such repair).

            (B) Except as otherwise expressly provided in Section 25.2, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Premises or in and to the fixtures, appurtenances or equipment thereof, or any portion of the Building Systems located therein.

            (C) Except as otherwise expressly provided in Section 25.2, it is specifically agreed that Tenant shall not be entitled to any setoff or reduction of Rent by reason of any failure of Landlord to comply with any of the terms, provisions, conditions or the covenants or any other Article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance shall be by way of an action for damages for breach of contract. The provisions of this Article 5 shall not apply in the case of fire or other casualty which are dealt with in
Article 10 hereof.

                                    ARTICLE 6

                                 WINDOW CLEANING

            Tenant will not clean nor require, permit, suffer or allow any window in the Premises to be cleaned from the outside in violation of any applicable Legal Requirements of any Legal Authority having or asserting jurisdiction over the Building and/or the Premises. Landlord shall clean the interior and exterior surfaces of the outside windows of the Premises no less than four (4) times per year.

                                    ARTICLE 7

                         LEGAL REQUIREMENTS; FLOOR LOADS

      Section 7.1 (A) At all times during the Term, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders, directives and regulations including, but not limited to, all environmental or hazardous substance laws (collectively, the "Legal Requirements") of all state, federal, municipal and local governments, departments, commissions, bureaus and boards and any directives or directions of any public officer acting under or pursuant to law (each, a "Legal Authority"; collectively, the "Legal Authorities"), and any orders, rules or regulations of any of the New Jersey Board of Fire Underwriters or the Insurance Services Office or any similar body (each, an "Insurance Body"; collectively, the "Insurance Bodies") which shall impose any violation, order or duty with respect to the Premises, arising out of Tenant's use thereof, or with respect to the Building, if arising out of Tenant's particular manner of use or occupancy of, or particular method of operation in, the Premises or the Building, respectively, as the case may be (as opposed to general office use).

            (B) Nothing herein shall require Tenant to make repairs or Alterations to

Building Systems or the Structural Elements of the Building, unless Tenant has by its particular manner of use or occupancy of the Premises or particular method of operation therein, violated any Legal Requirements with respect thereto.

            (C) As used in this Article 7, the phrase "Tenant's particular manner of use or occupancy" shall include, without limitation, any repairs to, or Alterations of, the Premises performed by or on behalf of Tenant, any breach of a covenant, agreement, term, provision or condition of this Lease on the part of Tenant to be observed or performed, and any cause or condition created by or on behalf of Tenant.

            (D) In all events, Tenant shall promptly deliver to Landlord true and complete copies of all documents and correspondence submitted by Tenant to or received by Tenant from any Legal Authority or Insurance Body with respect to the Premises or this Lease.

      Section 7.2 Tenant may contest and appeal any such Legal Requirements or any contention or declaration by any Legal Authority that the use of the Premises violates the Certificate of Occupancy (as more fully described in Section 3.1), provided Tenant secures, to Landlord's reasonable satisfaction, against all damages, interest, penalties and expenses, including, but not limited to, attorneys' fees, and court costs, by cash deposit or by surety bond in an amount and with a company reasonably satisfactory to Landlord, and further provided same is done with all reasonable promptness and provided such contest and appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any Superior Lease or Mortgage under which Landlord may be obligated, or cause the Premises or any part thereof to be condemned or vacated.

      Section 7.3 Tenant shall not do or permit any act or thing to be done in or to the Premises which is contrary to or in violation of any Legal Requirement, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Premises or the Building, or which shall or might subject Landlord to any liability or responsibility to any person or entity for personal injury or for property damage. Tenant shall not keep anything in the Premises except as now or hereafter permitted by the fire department or any Insurance Body having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, and shall not use the Premises in any manner (other than general office use) which will increase the insurance rate for the Building or any property located therein over that in effect in the absence of Tenant's occupancy.

      Section 7.4 Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Article 7 and, if by reason of such failure, the fire insurance rate shall, at the time in question, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant to comply with the terms of this Article 7. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the Building or Premises issued by any Insurance Body or other body making fire insurance rates applicable to the Premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said Premises.

      Section 7.5 (A) In amplification of and supplementing the Legal Requirements with which Tenant is required to comply, and without limitation, Tenant acknowledges the existence of federal, state and local environmental laws, rules and regulations (collectively, the "Environmental Laws"), including, without limitation, the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA") and the Spill and Compensation and Control Act N.J.S.A. 58:10-23.11 et seq. Tenant agrees, from and after the date hereof, to act in compliance with all such Environmental Laws. Tenant shall not perform any acts in the Premises or the Building in violation of Environmental Laws. Tenant represents to Landlord that Tenant's Standard Industrial Classification (SIC) Number as used on its Federal Tax Return will not, under the applicable rules and regulations existing as of the date hereof, subject the Premises or the Property to ISRA applicability. Tenant represents to Landlord and covenants that Tenant will not change to an operation with a different SIC Number without Landlord's prior written consent. Any such proposed change shall be sent in writing to Landlord sixty (60) days prior to the proposed change. Landlord may deny consent if, inter alia, the different SIC Number would subject the Premises or the Property to ISRA applicability. Notwithstanding anything to the contrary set forth herein, in the event that Tenant's SIC Number or the SIC Number of any subtenant or other party holding by, through or under Tenant (including any assignee hereof) shall subject the Premises or the Property to ISRA applicability, the same shall not constitute a violation hereunder if the criteria of the so-called "office exemption" established under N.J.A.C. 7:26B- 2.1(b)(2) shall be satisfied and the entity whose SIC Number is in question certifies to Landlord in writing and under oath that such entity satisfies the exemption criteria.

            (B) Upon the occurrence of any event requiring Tenant's compliance with ISRA, or if Landlord by reason of any act or omission or failure to act or not act on the part of Tenant, shall be required to comply with ISRA, Tenant shall make all necessary filings with the New Jersey Department of Environmental Protection ("DEP") and any other relevant Legal Authority and, at its own expense, shall cause all necessary tests and studies to be performed. Landlord shall complete such documents and otherwise cooperate (provided such cooperation does not subject Landlord to any fee, cost, expense or liability or require performance by Landlord of Tenant's obligations hereunder) as may be reasonably requested by Tenant or required by the ISRA requirements of the DEP. In the event that the DEP or any other Legal Authority shall require a clean-up of the Premises or the Property or other remedial action in order to comply with any Environmental Law, or in the event of the imposition of any fine or penalty arising out of an environmental violation affecting the Premises, then, if and only if such cleanup or other remedial actions shall have been caused by the activities or occurrences of Tenant, its agents, employees, invitees or independent contractors, and expressly excluding such obligations, remedial actions, fines and penalties actually resulting from the conduct of Landlord, its employees, agents, licensees or independent contractors, whether before, during or after the Term hereof, arising out of performance of Landlord's obligations under this Lease or otherwise, Tenant shall assume responsibility, at its sole cost and expense, for such clean-up obligations, remedial actions, fines and penalties not expressly excluded above.

            (C) Tenant hereby agrees to execute such documents and provide such information as Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA or to comply with any Environmental Laws, rules or regulations of any relevant Legal Authority. Tenant shall bear all costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant's use of the Premises or any acts and/or omissions in violation of ISRA or any other Environmental Law which Tenant, its agents, employees, invitees or independent contractors initiate, including, without limitation, State agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of nonapplicability by the appropriate Legal Authority.

            (D) Tenant agrees to indemnify and hold Landlord harmless from and against any fines, suits, proceedings, claims and actions and any other cost, expense or liability of any kind arising under Environmental Laws, rules or regulations resulting from Tenant's use of the Premises or any acts and/or omissions which Tenant, its agents, employees, invitees or independent contractors initiate, Tenant's failure to comply with this Section 7.5 or Tenant's failure to provide all information, make all submissions and take all actions required by any Legal Authority. Landlord agrees to indemnify and hold Tenant harmless from and against any fines, suits, proceedings, claims and actions and any other cost, expense or liability of any kind arising under Environmental Laws, rules or regulations resulting from Landlord's construction or management of the Building or any other acts and/or omissions of Landlord.

            (E) Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry (i.e., one hundred (100) pounds per square foot live load) and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

            (F) Landlord shall develop the Property, construct the Building and thereafter maintain the Property in compliance with Environmental Laws and the "Newport Remedial Plan" (as defined in Section 36.7).

                                    ARTICLE 8

                    SUBORDINATION; ATTORNMENT; MODIFICATIONS

      Section 8.1 (A) This Lease is and shall be subject and subordinate to all Superior Leases and to all Mortgages which may now or hereafter affect such Superior Leases or the Land and/or the Building and to all renewals, modifications, consolidations, replacements and extensions of any such Superior Leases and Mortgages; provided, however, and on the condition that (1) a mortgagee under a Mortgage (a "Mortgagee") shall execute and deliver to Tenant for Tenant's signature an agreement which shall provide that, if there shall be a foreclosure of its Mortgage, such Mortgagee will not make Tenant a party defendant to such foreclosure, or to evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Mortgagee on the same terms and conditions as are contained in this Lease, subject to the provisions hereafter set forth, provided no Event of Default shall at the time have occurred and be continuing hereunder, or (2) a lessor under a Superior Lease (a "Lessor") shall execute and deliver to Tenant for Tenant's signature an agreement to the effect that if its Superior Lease shall terminate or be terminated for any reason, Lessor will not make Tenant a party defendant in any action to terminate such Superior Lease, or to evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Lessor on the same terms and conditions as are contained in this Lease, subject to the provisions hereafter set forth, provided no Event of Default shall at the time have occurred and be continuing hereunder (any such agreement, or any agreement of similar import, from a Mortgagee or a Lessor, as the case may be, is called a "Nondisturbance Agreement"). This clause shall be self-operative and no further instrument of subordination shall be required by any Lessor or Mortgagee, respectively, as the case may be. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

            (B) Any Nondisturbance Agreement may be made on the condition that and Tenant hereby agrees that neither the Mortgagee nor the Lessor, as the case may be, nor anyone claiming by, through or under such Mortgagee or Lessor, as the case may be, including a purchaser at a foreclosure sale, shall be:

                        (1) liable for any previous act or omission of Landlord under this Lease, except to the extent that a default continues after the date of foreclosure or purchase of the Premises (in which event such default shall be deemed to have occurred on the date of transfer of title to the Premises); or

                        (2) subject to any credit, claim, counterclaim, demand, defense or offset, not expressly provided for in this Lease and asserted with reasonable promptness, which Tenant may have or shall have theretofore accrued to Tenant against Landlord; or

                        (3) bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one (1) month's Fixed Rent to Landlord (or its predecessors-in-interest), unless such modification or prepayment shall have been expressly approved in writing by any Lessor or any Mortgagee who shall have succeeded to the rights of Landlord under this Lease (each a "Successor Landlord"); or

                        (4) obligated to perform any alteration or improvements of the Premises not expressly required under this Lease; or

                        (5) responsible for any monies owing by Landlord to the credit of Tenant; or

                        (6) bound by any obligation to make any payment to Tenant, or be subject to any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed after the date of attornment; it being expressly understood, however, that any Successor Landlord shall not be bound by any obligation to make payment to Tenant with respect to construction performed by or on behalf of Tenant at the Premises; or

                        (7) required to remove any person occupying the Premises, or any part thereof.

            (C) If required by a Mortgagee or a Lessor, within seven (7) days after notice thereof, Tenant shall join in any Nondisturbance Agreement to indicate its concurrence with the provisions thereof and its agreement set forth in Section 8.2 hereof to attorn to such Mortgagee or Lessor, as the case may be, as Tenant's landlord hereunder. Tenant shall promptly so accept, execute and deliver any Nondisturbance Agreement proposed by any such Mortgagee or Lessor which conforms to the provisions of this Article 8 or any other agreement that Landlord or such Mortgagee or Lessor may request in confirmation of such subordination. Any such Nondisturbance Agreement may also contain other terms and conditions as may otherwise be required by such Mortgagee or Lessor, as the case may be, which do not increase Tenant's monetary obligations under this Lease, or materially adversely affect or materially adversely diminish the rights, or materially increase the other obligations of Tenant under this Lease.

      Section 8.2 (A) If at any time prior to the expiration of the Term, any Superior Lease shall terminate or be terminated for any reason, or any Mortgagee comes into possession of the Land and/or the Building or the estate created by any Superior Lease by receiver or otherwise, Tenant agrees, at the election and upon demand of any owner of the Land and/or the Building, to attorn, from time to time, to any such owner, Lessor or Mortgagee or any person acquiring the interest of Landlord as a result of any such termination, or as a result of a foreclosure of the Mortgage or the granting of a deed in lieu of foreclosure, upon the then executory terms and conditions of this Lease, subject to the provisions of Section 8.1 hereof, for the remainder of the Term, provided that such owner, Lessor or Mortgagee, respectively, as the case may be, or receiver caused to be appointed by any of the foregoing, shall then be entitled to possession of the Premises.

            (B) The provisions of this Section 8.2 shall inure to the benefit of any such owner, Lessor or Mortgagee, and shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, Lessor or Mortgagee, shall execute, at Tenant's expense, from time to time, instruments, in recordable form in confirmation of the foregoing provisions of this Section 8.2, satisfactory to any such owner, Lessor or Mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section 8.2 shall be construed to impair any right otherwise exercisable by any such owner, Lessor or Mortgagee.

      Section 8.3 As long as any Superior Lease or Mortgage shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to all Lessors and Mortgagees at such addresses as shall have been furnished to Tenant and, if any such Lessor or Mortgagee, as the case may be, shall have notified Tenant within thirty (30) days following receipt of such notice of its intention to remedy such act or omission, until a reasonable period of time shall have elapsed following the giving of such notice, during which period such Lessors and Mortgagees shall have the right, but not the obligation, to remedy such act or omission. This Section 8.3 shall not be applicable where Lessor or Mortgagee is an affiliate of Landlord.

      Section 8.4 If, in connection with the procurement, continuation or renewal of any financing for which the Property or the interest of the lessee therein under a Superior Lease represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications (A) do not increase Tenant's monetary obligations under this Lease or (B) materially increase the other obligations of Tenant under this Lease or (C) materially and adversely affect or materially and adversely diminish any rights of Tenant under this Lease.

                                    ARTICLE 9

                INSURANCE; PROPERTY LOSS; DAMAGE; REIMBURSEMENT;
                    INDEMNITY; EXCULPATION AND NON-LIABILITY

      Section 9.1 (A) Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury or damage to persons or property, or to any liability by reason of any violation of law or of any Legal Requirement of any Legal Authority or otherwise, but shall exercise such control over the Premises as to fully protect Landlord against any such liability.

            (B) Tenant shall indemnify and save harmless Landlord and Landlord's members, partners, shareholders, officers, directors, employees, agents and contractors (the "Indemnitees") from and against any and all claims of whatever nature against Landlord and/or the Indemnitees arising from (1) any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, invitees or employees, (2) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises (unless resulting from an act, omission or negligence of Landlord, or its contractors, licenses, agents, servants or employees), (3) any accident, injury or damage whatsoever occurring outside the Premises but anywhere within or about the Property, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence of Tenant, its contractors, licensees, agents, servants, invitees or employees, and
(4) any breach, violation or non-performance of any term, covenant, condition or agreement in this Lease set forth on the part of Tenant or parties claiming by or under Tenant to be fulfilled, kept, observed or performed. Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any such subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel appointed by Tenant's insurance carrier or counsel otherwise approved by Landlord in writing, such approval not to be unreasonably withheld.

            (C) This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, loss, cost, damage and expense of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon and the defense thereof including, without limitation, reasonable attorneys' fees and disbursements. Landlord, from time to time, may submit to Tenant copies of Landlord's legal bills in connection with the foregoing, and Tenant, upon receipt of such bills, shall promptly pay to Landlord the amount shown thereon as additional rent; provided, however, that where Tenant's insurance coverage is sufficient to cover the nature and amount of the claim, Tenant shall not be obligated to reimburse Landlord for its attorneys' fees and disbursements as aforesaid. This indemnity and hold harmless agreement shall survive the expiration or earlier termination of this Lease.

      Section 9.2 Landlord or its agents shall not be liable for any damage to property of

Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to negligence or other misconduct of Landlord, its contractors, licensees, agents, servants or employees.

      Section 9.3 If at any time any windows of the Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up if due to Legal Requirement) due to repairs or other work being performed by Landlord or pursuant to Legal Requirements, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Landlord shall use commercially reasonable efforts to minimize the amount of time that the windows of the Premises are so closed, darkened or bricked up, subject to Legal Requirements and Unavoidable Delays.

      Section 9.4 (A) Tenant shall obtain and keep in full force and effect during the Term:

                  (1) a policy of commercial general liability and property damage (1973 occurrence or successor form) insurance with broad form liability coverage, including contractual liability coverage, covering Tenant's obligations under Section 9.1(A), and personal injury liability coverage, against claims for personal injury, death and/or property damage occurring in or about the Premises and/or the Property and under which the insurer agrees to indemnify and hold Landlord harmless from and against, among other things, all cost, expense and/or liability arising out of or based upon any and all claims with respect to accidents, injuries and damages, and which policy shall also contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and minimum limits of liability under such policy including products liability and completed operations shall be a combined single limit with respect to each occurrence in an amount of not less than Three Million and 00/000 ($3,000,000.00) Dollars for injury (or death) and damage to property (or in any increased amount reasonably required by Landlord); it being agreed and understood that such limit of coverage may be provided by Tenant's commercial general liability and property damage policy in conjunction with an umbrella or excess liability policy;

                  (2) insurance against loss or damage by fire and such other risks and hazards (including, during the period of construction of any Tenant's Property and Alterations, casualty insurance in the so-called "Builder's Risk Completed Value Non-Reporting Form", burglary, theft and breakage of glass within the Premises) as are insurable under the available standard forms of "all risk" insurance policies, to Tenant's Property and Alterations for the full replacement cost value thereof (including an "agreed amount" endorsement); and

                  (3) worker's compensation and disability insurance, in such amounts as shall be required, from time to time during the Lease term, by Legal Requirements of any applicable Legal Authority.

            (B) For purposes of this Lease, Tenant hereby agrees that Landlord, Landlord's managing agent, if any, all Lessors and Mortgagees, respectively, as the case may be, shall be designated as additional insureds and the beneficiaries of the indemnification furnished by Tenant hereunder, and that each policy of insurance shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and shall provide that it will be non-cancelable with respect to the additional insureds without thirty (30) days written notice to such insureds by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insureds and certificate holders. A certificate of each of the required policies shall be delivered to Landlord on or prior to the Commencement Date or any earlier date of entry upon the Premises by Tenant or anyone claiming by or under Tenant.

            (C) All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers licensed to do business in the State of New Jersey, and rated in Best's Insurance Guide or any successor thereto (or if there be none, an equivalent organization having a national reputation) as having a general policyholder rating of "A" and either (1) a financial rating of at least "10", or (2) a policy holder surplus of at least Fifty Million ($50,000,000.00) and 00/00 Dollars.

            (D) Landlord may, at any time and from time to time during the Term, require that the amount of the insurance to be maintained by Tenant hereunder be increased, so that the amount thereof adequately protects Landlord's interest; provided, however, that the landlords of comparable first class office buildings located in the Comparable Market have similarly increased the amount of insurance required to be obtained by tenants under leases for such properties.

            (E) Landlord hereby agrees that Tenant shall have the right to provide the insurance which is required hereunder as part of so-called "blanket insurance policies" which insure other properties of Tenant, provided, however, that such "blanket insurance" policies provide for an adequate reserve, in Landlord's opinion, to cover any casualty, damage or injury at the Property or Premises for which Tenant is required to obtain insurance coverage hereunder.

            (F) Tenant shall pay all premiums and charges for all of such policies, and if Tenant shall fail to make any payment when due or carry any such policy, Landlord may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Landlord, with interest thereon at the Interest Rate set forth in Section 2I of this Lease, shall be repaid to Landlord by Tenant on demand, and all such amounts so repayable, together with interest at the Interest Rate, shall be considered as additional rent hereunder. Payment by Landlord of any such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release Tenant with respect to such default.

            (G) Tenant's failure to provide and keep in force the aforementioned insurance shall be a material default hereunder, entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

      Section 9.5 Notwithstanding the limits of insurance specified Section 9.4, Tenant agrees to indemnify Landlord and the Indemnitees against all damages, loss or liability resulting from any of the risks referred to in this Article 9. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in Section 9.4 and whether or not such insurance having been placed and maintained, proceeds from such insurance shall have been received from any or all of the respective insurance companies.

      Section 9.6 (A) Landlord and Tenant shall each use reasonable efforts to procure an appropriate clause in, or endorsement to, each of its property insurance policies (insuring the Property, in the case of Landlord, and insuring Tenant's Property and Alterations, in the case of Tenant), pursuant to which each insurance company waives subrogation or consents to the waiver of right of recovery by the insured prior to any loss. The waiver of subrogation or permission for waiver of the right of recovery in favor of Tenant shall also extend to any permitted assignees hereof or subtenants occupying or using the Premises in accordance with the terms of this Lease. The waiver of subrogation or permission for waiver of the right of recovery in favor of Landlord shall also extend to the Building's managing agent, if any, any Lessor and any Mortgagee. If the payment of any additional premium is required for the inclusion in the insurance policy in question of such waiver of subrogation provisions or consent to a waiver of right of recovery, each party shall advise the other of the amount of any such additional premium by written notice and the other party shall pay the same or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to the obtaining of such waiver or consent. Landlord shall, upon Tenant's request, provide Tenant with written confirmation of the aforesaid waiver of subrogation under Landlord's insurance policy.

            (B) If such waiver of subrogation shall be unattainable or unenforceable, each party shall instead have included in each of its insurance policies (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (b) any other form of permission or release of the party. If such waiver, agreement or other form of permission or release shall not be, or shall cease to be, obtainable from either party's then-current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its best efforts to obtain the same from another insurance company described in Section 9.4 hereof.

      Section 9.7 Landlord shall obtain and keep in full force and effect during the Term with respect to the Building, all-risk property insurance coverage for not less than eighty percent (80%) of the replacement cost of the Building (excluding foundations and footings), with earthquake and flood endorsements. Landlord will not carry insurance of any kind on Tenant's Alterations (including Tenant's Initial Alterations) or Tenant's Property and shall not be obligated to repair any damage to or replace Tenant's Alterations or Tenant's Property; provided, however, that if Tenant shall fail to maintain such insurance, Landlord shall have the right to obtain insurance on such Tenant's Alterations and Tenant's Property and the cost thereof, with interest thereon at the Interest Rate, shall be payable by Tenant to Landlord as additional rent on demand. Notwithstanding the foregoing provisions of this Section 9.7, Tenant hereby acknowledges and agrees that Landlord shall be in full compliance with its obligations under this Section 9.7 for so long as Landlord shall then be carrying the insurance required to be carried, and shall then be in compliance with the insurance requirements imposed on Landlord as mortgagor under any institutional third-party Mortgage then encumbering the Building and/or the Land.

      Section 9.8 Each party hereby releases the other (its servants, agents, employees and invitees) with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to property by fire or other casualty (i.e., in the case of Landlord, as to the Property, and, in the case of Tenant, as to Tenant's Alterations and Tenant's Property) (including rental value or business interruption, as the case may be) occurring during the Term. Each party shall cooperate with the other party in connection with the collection of any insurance monies that may be due in the event of loss and each party shall execute and deliver to the other party such proofs of loss and other instruments which may be required to recover any such insurance monies.

      Section 9.9 (A) No recourse shall be had on any of Landlord's obligations hereunder against any incorporator, subscriber of capital stock, stockholder, officer or director, past, present or future, of any corporation, or against any general or limited partner of any partnership or joint venture, or against any member of any limited liability company which shall be Landlord hereunder, or other holders of any equity interest in such corporation, partnership, joint venture or limited liability company, respectively, or the shareholders, directors or officers of such partners, or the partners comprising such partners, or of any successor of any such corporation, partnership, joint venture, or limited liability company, respectively, or against any principal of any of the foregoing, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or be included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, respectively, as the case may be (collectively, the "Parties") whether by virtue or any Legal Requirement or by enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties; provided, however, that nothing herein contained shall be intended to nor shall same impair the rights of Tenant under the LeFrak Guaranty. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Property and any proceeds or awards from casualty or condemnation, and Tenant shall not look to other property or assets of Landlord or of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

            (B) Neither Landlord (except as specifically set forth in this Lease), nor any of the Parties, nor any Lessor, nor any Mortgagee, nor any partner, director, officer, shareholder, principal, agent, servant or employee of such Lessor or Mortgagee (in any case, whether disclosed or undisclosed), shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of such injury, damage or loss, nor shall any of the aforesaid entities or Parties be liable for any damage to property of Tenant or of others entrusted Landlord nor for loss of or damage to any such property by theft or negligence of Landlord, its agents, servants or employees, or any of the Parties in the operation or maintenance of the Premises or the Building, without contributory negligence of the party of Tenant or any of its subtenants or licensees or its or their respective agents, contractors or employees.

            (C) Neither Landlord nor any of the Parties, nor any Lessor nor any Mortgagee, nor any partner, director, officer, agent, servant or employee of Landlord or any such Lessor or Mortgagee shall be liable for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or even if negligent, for consequential damages arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming by, through or under Tenant.

                                   ARTICLE 10

                      DESTRUCTION, FIRE AND OTHER CASUALTY

      Section 10.1 (A) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

            (B) If the Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages to the Landlord's Work therein shall be repaired by and at the expense of Landlord to substantially the condition prior to the damage and until such repairs which are required to be performed by Landlord shall be substantially completed, the Fixed Rent shall be apportioned from the day following the casualty according to the part of the Premises which is usable. Tenant's liability for payment of Fixed Rent shall resume fifteen (15) days after written notice from Landlord that the repairs to the Premises constituting the Landlord's Work have been substantially completed. Tenant acknowledges that Landlord will not carry insurance on any of Tenant's Property or Alterations (including Tenant's Initial Alterations) and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

            (C) If the Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the Fixed Rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided in Sections 10.1(D) and 10.4(A) below and subject to Tenant's right to terminate this Lease as provided in Sections 10.1(E) and 10.4(A) below.

            (D) If the Premises are totally damaged or rendered wholly unusable, or (whether or not the Premises are damaged in whole or in part) if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within ninety (90) days after such fire or casualty specifying the date for the expiration of this Lease, which date shall not be more than sixty (60) days after the giving of such notice. Upon the date specified in such notice, the Term shall expire as fully and completely as if such date were the date set forth above for the Expiration Date, and Tenant shall forthwith quit, surrender and vacate the Premises without prejudice, subject, however, to Landlord's rights and remedies against Tenant under this Lease and its provisions in effect prior to such termination, and any Rent owing shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

            (E) (1) In the event that Landlord elects not to terminate this Lease, as provided in Section 10.1(D) above, if the Premises are totally damaged or rendered wholly unusable, or (whether or not the Premises are damaged in whole or in part) if the Building shall be so damaged that the Premises are rendered substantially unusable, Landlord shall, after the occurrence of such damage or destruction, advise Tenant in writing, of Landlord's estimate of the amount of time which will be required to repair and/or restore the Landlord's Work in the Premises (the "Landlord's Repair Notice").

                  (2) If Landlord, in the Landlord's Repair Notice, advises Tenant that Landlord shall require more than one (1) year from the date of the casualty to repair and restore the Landlord's Work in the Premises, Tenant shall have the right to terminate this Lease by written notice to Landlord given within thirty (30) days after receipt of the Landlord's Repair Notice (TIME BEING OF THE ESSENCE as to such thirty (30) day period).

                  (3) If Tenant elects not to terminate this Lease (or fails to exercise its right to terminate this Lease) as provided in subsection (2) above, or if Landlord advises Tenant, in the Landlord's Repair Notice, that Landlord estimates that Landlord will repair and restore the Landlord's Work in the Premises within one (1) year from the casualty (the "Restoration Period"), this Lease shall remain in full force and effect and Landlord shall, promptly after receipt of any required permit(s) from the Buildings Department or any other applicable Legal Authority for the aforesaid restoration and repair work, commence or cause the commencement of the repair and restoration of the Landlord's Work in the Premises and diligently perform the same to substantial completion within the Restoration Period, which Restoration Period shall be subject to extension for an additional period of time not to exceed sixty (60) days for Unavoidable Delays and/or adjustment of insurance claims.

                  (4) If Landlord fails to substantially complete the repair or restoration, or cause the substantial completion of the repair or restoration of the Landlord's Work in the Premises within the Restoration Period, and any extension thereof as set forth above, then Tenant shall have the one-time right, within thirty (30) days after the expiration of the Restoration Period (TIME BEING DEEMED OF THE ESSENCE), to terminate this Lease by a written notice given to Landlord, such termination to be effective as of a date specified in such notice, which termination date shall be no earlier than thirty (30) days nor later than forty-five (45) days from the date of such termination notice, and unless Landlord shall have substantially completed the repair and/or restoration of the Landlord's Work in the Premises by the termination date specified in such Tenant's notice, this Lease shall terminate and become null and void, and the Term shall expire as fully and completely as if such date were the date set forth above for the Expiration Date, and Tenant shall forthwith quit, surrender and vacate the Premises without prejudice, subject, however, to Landlord's rights and remedies against Tenant under this Lease and its provisions in effect prior to such termination, and any Rent owing (which has not been abated in accordance with subsections (B) and (C) above) shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

            (F) Unless Landlord shall serve a termination notice as provided for in Section 10.1(D) above or Section 10.4(A) below or Tenant shall serve a termination notice as provided for in Section 10.1(E) above or Section 10.4(A) below, Landlord shall make the repairs and restorations under the conditions as provided in Section 10.1(A) hereof, with all reasonable expedition subject to delays resulting from or caused by (1) "Unavoidable Delays" (as defined in Article 25), or (2) adjustment of insurance claims.

      Section 10.2 After the occurrence of any such casualty, Tenant shall cooperate with Landlord's repairs and restoration by removing from the Premises as promptly as reasonably possible, all of Tenant's salvageable inventory and Tenant's Property.

      Section 10.3 Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by law, by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, and also provided that such a policy can be obtained without additional premiums.

      Section 10.4 (A) Notwithstanding the foregoing, if the Premises shall be "substantially" damaged during the last three (3) years of the Term (inclusive of any then-exercised Renewal Term), either Landlord or Tenant may elect by notice, given within thirty (30) days after the occurrence of such damage, to terminate this Lease and if either party makes such election, the Term shall expire upon the thirtieth (30th) day after notice of such election is given by such party and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 1 hereof. As used in this
Section 10.4, "substantially" shall mean more than fifty percent (50%) of the then Premises.

            (B) Except as expressly set forth in this Section 10.4, Tenant shall have no other options to cancel this Lease under this Article 10.

      Section 10.5 This Article 10 constitutes an express agreement and stipulation governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and the provisions of N.J.S.A.. 46:8-6 and 7 which provide for such contingency in the absence of an express agreement or stipulation, and any other law of like nature and purpose now or hereafter in force shall have no application in any such case. Tenant hereby waives the provisions of any present or future statutes or law which provide additional rights and remedies, Tenant hereby agreeing the provisions of this Article 10 are in lieu thereof and shall govern and control to the maximum extent legally permissible.

                                   ARTICLE 11

                                 EMINENT DOMAIN

      Section 11.1 (A) If the whole of the Property or the Premises shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title as to any "Taking" (as hereinafter defined) with the same effect as if said date were the Fixed Expiration Date. Any acquisition or condemnation of all or a portion of the Property for any public or quasi-public use or purpose, as described in this
Article 11, is called a "Taking" or is deemed "Taken".

            (B) If only a part of the Property and not the entire Premises shall be Taken then: (1) except as hereinafter provided in this Section 11.1, this Lease and the Term shall continue in force and effect, but, if a part of the Premises is included in the part of the Property so Taken, from and after the date of the vesting of title as to such Taking, the Fixed Rent, Tenant's Tax Share and the Tenant's Operating Share shall be reduced in the proportion which the area of the part of the Premises so Taken bears to the total area of the Premises immediately prior to such Taking; (2) whether or not the Premises shall be affected thereby, if a material portion of the Property shall be so Taken, as determined by Landlord in its sole discretion, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title as to such Taking, a thirty (30) days' notice of termination of this Lease, and (3) if the part of the Property so Taken shall contain more than thirty-five percent (35%) of the total rentable area of the Premises immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title of such Taking, a thirty (30) days' notice of termination of this Lease. If any such thirty (30) days' notice of termination is given by Landlord or Tenant, this Lease and the Term shall come to an end and expire upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Fixed Expiration Date.

            (C) If a part of the Premises shall be so Taken and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this
Section 11.1, Landlord, at Landlord's expense, shall restore that part of the Premises not so Taken to a self-contained rental unit exclusive of Tenant's Property and Alterations.

            (D) Upon the termination of this Lease and the Term pursuant to the provisions of this Section 11.1, the Fixed Rent and Additional Charges shall be apportioned and any prepaid portion of Fixed Rent and Additional Charges for any period after such date shall be refunded by Landlord to Tenant.

      Section 11.2 In the event of any Taking of all or any part of the Property, Landlord shall be entitled to receive the entire award for any such Taking, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this Section 11.2 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property included in such Taking, and for any moving expenses, provided same does not reduce or affect Landlord's award in any way.

      Section 11.3 If the whole or any part of the Premises shall be temporarily Taken during the Term for any public or quasi-public use or purpose this Lease shall be and remain unaffected by such temporary Taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such temporary Taking and shall continue to pay in full the Fixed Rent and Additional Rent when due. Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such Taking which represents compensation for the use and occupancy of the Premises and, if so awarded, for the Taking of Tenant's Property and for moving expenses. If the period of temporary Taking shall extend beyond the Fixed Expiration Date, that part of the award which represents compensation for the use of occupancy of the Premises, or a part thereof, shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to and including the Fixed Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Fixed Expiration Date. All monies received by Tenant as, or as part of, an award for a temporary Taking for a period beyond the date to which the Fixed Rent and Additional Rent hereunder have been paid by Tenant shall be received, held and applied by Tenant as a trust fund for payment of the Fixed Rent and Additional Rent hereunder.

                                   ARTICLE 12

                     ASSIGNMENT; SUBLETTING; MORTGAGE, ETC.

      Section 12.1 (A) Except as otherwise expressly set forth in this Article 12, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not, without the prior written consent of Landlord in each instance, enter into any license or concession agreement, sublet or otherwise suffer or permit the Premises or any part thereof to be used by others, mortgage, hypothecate, transfer, assign or otherwise encumber this Lease or Tenant's interest herein and in and to the Premises, or any part thereof, except as is otherwise expressly set forth below in this Article 12.

            (B) In the event Landlord's written consent is given to an assignment or subletting, Tenant and any Guarantor shall nevertheless remain liable for the performance of all covenants and conditions of this Lease. In the case of an assignment, such liability shall be joint and several with the assignee. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord as to any further assignment or subletting.

            (C) Any attempted license, concession, subletting, mortgage, subletting, hypothecation, transfer or assignment as aforesaid, without the prior written consent of Landlord, as and where required in this Article 12, shall constitute a material default hereunder, entitling Landlord to exercise any or all of the remedies provided in this Lease upon the occurrence of an Event of Default.

            (D) Tenant shall reimburse Landlord on demand for any out-of-pocket costs that may be incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Premises or any part thereof, including, without limitation, reasonable attorneys' fees and disbursements and the costs of making investigations as to the acceptability of the proposed subtenant or the proposed assignee which costs shall not exceed $5,000.00 in each instance and shall be reimbursed to Landlord irrespective of whether or not Landlord's consent is granted (as and where required in this Article 12) and irrespective of whether or not such transaction is consummated. The $5,000.00 limitation aforesaid shall be increased annually by an amount equal to the percentage increase in the Index for the month of January in each calendar year following the Rent Commencement Date over the Index for the month of January, 2000. The foregoing provisions of this Section 12.1(D) shall not apply to any assignment or subletting to a Permitted Tenant.

      Section 12.2 If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, unless otherwise permitted hereunder or unless Landlord shall have granted its consent thereto, as hereinafter provided, such assignment or occupancy shall be void and of no force and effect against Landlord; provided, however, that Landlord may collect rent from the assignee, under-tenant or occupant as a fee for its use and occupancy, and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the terms, conditions, provisions and covenants on the part of Tenant herein contained, and Tenant and any Guarantor shall remain liable for the due observance and performance of all of Tenant's duties, obligations and responsibilities under this Lease.

      Section 12.3 Notwithstanding the provisions of Section 12.1 hereof, Landlord shall not unreasonably withhold its consent to any subletting of all or part of the Premises or any assignment of this Lease, provided that Tenant complies with the requirements of Section 12.5 hereof.

      Section 12.4 (A) In the event Tenant desires to sublease any of the Premises for all or substantially all of the remaining term of this Lease or assign this Lease pursuant to this Article 12 (other than a subletting or assignment to a Permitted Tenant), Tenant shall submit to Landlord a statement (the "Tenant's Assignment/Subletting Notice") containing the principal terms and conditions of the desired subletting or assignment including, without limitation, the proposed commencement and expiration dates of the term of the desired sublease or the effective date of any desired assignment and, with respect to any sublet, a sketch of the space desired to be sublet. For purposes of this Section 12.4(A), "substantially all of the remaining term of this Lease" shall mean ninety percent (90%) or more of the then-remaining Term of this Lease.

            (B) Tenant's Assignment/Subletting Notice shall be deemed an offer from Tenant to Landlord whereby Landlord may, at its option (the "Landlord's Option"), (1) terminate this Lease with respect to the portion of the Premises desired to be sublet by Tenant (if the desired transaction is a sublease of less than substantially all of the Premises for all or substantially all of the remaining term of this Lease) or (2) terminate this Lease in its entirety (if the desired transaction is an assignment of this Lease or a sublease of all or substantially all of the Premises for all or substantially all of the remaining term of this Lease). Landlord's Option shall be exercised, if at all, by notice to Tenant, given at any time within thirty (30) days after Tenant has given the Tenant's Assignment/Subletting Notice to Landlord (the "Landlord's Response Period"), TIME BEING OF THE ESSENCE, and during the Landlord's Response Period Tenant shall not assign this Lease nor sublet any such space to any person or entity. If Landlord does not respond on or before the expiration of Landlord's

Response Period, Landlord shall be deemed to have waived its right of recapture. For purposes of this Section 12.4(B), "substantially all of the Premises" shall mean ninety percent (90%) or more of the rentable square feet of the then-Premises.

            (C) If Landlord exercises its Landlord's Option to terminate this Lease with respect to the portion of the Premises desired to be sublet by Tenant, in the case where Tenant desires to sublet less than substantially all of the Premises for all or substantially of the remaining term of this Lease (such portion of the Premises being hereinafter referred to as the "Recaptured Space"), then (1) this Lease shall end and expire with respect to the Recaptured Space and the Guaranty of Lease shall be terminated with respect to the Recaptured Space on the date on which the desired sublease was to commence, (2) Tenant shall surrender the Recaptured Space to Landlord on or prior to the date on which the desired sublease was to commence, in the same manner and condition as is required by this Lease, as if such date were the Fixed Expiration Date of this Lease, (3) from and after such date any Fixed Rent and additional rent paid to such date, shall be apportioned and adjusted if required, and Tenant's prospective Rental obligations hereunder which are based upon square footage (including, without limitation, Fixed Rent, Tenant's Tax Share and Tenant's Operating Share) shall be proportionately reduced, (4) from and after such date, the number of Parking Spaces then-being made available to Tenant pursuant to
Article 15 hereof shall be proportionally reduced, and (5) Landlord, at Tenant's expense, may and, if required by any Legal Requirements, shall: (i) make such alterations as may be required or deemed necessary by Landlord to physically separate the Recaptured Space from the balance of the Premises; (ii) make any alterations and installations in the Recaptured Space, required, in Landlord's judgment, to make the Recaptured Space a self-contained rental unit with access through corridors to the Building's elevators and core toilets serving the Recaptured Space and the Premises, respectively, as the case may be, and if the Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Landlord pursuant to this paragraph, providing access from the Recaptured Space to such core area(s)), Landlord and any tenant or other occupant of the Recaptured Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupant(s) of the Premises, respectively, as the case may be; (iii) install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant(s) of the Recaptured Space and the Premises, respectively, as the case may be; and (iv) comply with any Legal Requirements of any Legal Authority and insurance requirements of any Insurance Body relating to the alterations and installations described herein.

            (D) If Landlord exercises its Landlord's Option to terminate this Lease in its entirety in the case where Tenant desires to either assign this Lease or sublet all or substantially all of the Premises for all or substantially all of the remaining term of this Lease, then (1) this Lease shall end and expire with respect to the entire Premises on the date on which the desired assignment was to occur or the desired sublease was to commence, as the case may be, (2) Tenant shall surrender the entire Premises to Landlord on or prior to the date on which the desired assignment was to occur or the desired sublease was to commence, as the case may be, in the same manner and condition as is required by this Lease, as if such date were the Fixed Expiration Date of this Lease, and (3) from and after such date any Fixed Rent and additional rent paid to such date, shall be apportioned and adjusted if required.

            (E) If Landlord exercises its Landlord's Option to terminate this Lease, either in whole or in part as provided above, then Landlord shall recapture a share of the "Parking Spaces" (as defined in Section 15.1) proportionate to the Recaptured Space. Similarly, if Tenant shall sublet all or a portion of the Premises or assign this Lease pursuant to this Article 12, then Tenant may sublet a proportionate share of the Parking Spaces to such subtenant or assign the Parking Spaces to such assignee, as the case may be, subject to the provisions of Section 15.2 of the Lease.

      Section 12.5 (A) In the event Landlord does not exercise a Landlord's Option provided to it pursuant to the provisions of Section 12.4, or in the event there is no applicable Landlord's Option with respect to a proposed assignment or subletting by Tenant, and provided that no Event of Default shall have theretofore occurred and be continuing under this Lease,

Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to a proposed assignment of this Lease or sublease of all or part of the Premises requested by Tenant shall not be unreasonably withheld provided that:

                  (1) if Landlord's Option was applicable, and Landlord waived (or is deemed to have waived) the Landlord's Option, Tenant's request for Landlord's consent shall have been requested within nine (9) months after such waiver (or such deemed waiver) by Landlord of the Landlord's Option;

                  (2) no Event of Default shall have occurred with respect to any of Tenant's obligations under this Lease and shall be continuing, either at the time Landlord's consent to such subletting or assignment is requested or at the commencement of the term of any proposed sublease or on the effective date of any such assignment;

                  (3) a subletting is for a term of at least two (2) years; (unless the unexpired Term of this Lease shall be less than two (2) years, in which event the subletting shall be for a term equal to such unexpired portion of the Term, less one (1) day);

                  (4) a proposed subtenant or assignee has a financial standing (taking into consideration the obligations of the proposed subtenant under the sublease or assignee of the Lease, as the case may be) reasonably satisfactory to Landlord, and each is of a character and engaged in a business in keeping with the standards in such respects of the other tenancies in the Building;

                  (5) the Premises have not, without Landlord's prior consent, been listed or otherwise has not been listed or otherwise publicly advertised for subletting at a rental rate less than the prevailing rental rate set by Landlord for comparable space in the Building or if there is no comparable space, the prevailing rental rate reasonably determined by Landlord (the "Prevailing Rate")(provided that nothing contained in this subsection (5) shall be deemed to prohibit Tenant from negotiating and consummating a sublease at a lesser rental rate);

                  (6) (a) the proposed subtenant or assignee (X) is not a tenant of any space in the Building or in the building presently known as "Newport Office Center I" (a/k/a Newport Financial Center at 111 Pavonia Avenue) or the building to be known as "Newport Office Center IV" to be constructed on Washington Boulevard or any other buildings to be built by Landlord or any Landlord Related Entity upon the land shown on Exhibit A-1 as the "developer's sites" for so long as such buildings shall be owned by Landlord or any Landlord Related Entity (collectively, the "Other Buildings") and no comparable space exists in the Building or the Other Buildings of similar size and configuration for a comparable length of term, and (Y) is not a person with whom (i) Landlord is then negotiating or discussing to lease comparable space in the Building of similar size and configuration for a comparable length of term, or (ii) Landlord or any Landlord Related Entity is then negotiating or discussing to lease comparable space in any Other Building of similar size and configuration for a comparable length of term, respectively, at the time of receipt of the Tenant's Assignment/Subletting Notice;

                        (b) As used in this Lease: "Landlord Related Entity" shall mean the Landlord, LeFrak Organization, Inc., or any "Affiliate" thereof; "Affiliate" shall mean (i) any member or combination of members of the "LeFrak Family" (as hereinafter defined), (ii) any corporation, partnership, limited liability company or other entity controlled, directly or indirectly, by any combination of members of the LeFrak Family, or (iii) a "LeFrak REIT"; "LeFrak Family" shall mean Samuel J. LeFrak, Richard S. LeFrak, their respective spouses, any descendants of the foregoing and the spouses of such descendants, any trusts for the benefit of any of the foregoing parties; a "LeFrak REIT" shall mean an entity operating under the Internal Revenue Code as a real estate investment trust (1) which is formed by the LeFrak Family, (2) the board of directors or board of trustees shall, for at least two years after the formation thereof, contain members of the LeFrak Family, and (3) the largest non-institutional shareholders of which after any initial public offering of stock thereof shall be members of the LeFrak Family; and "control" shall mean the ownership, directly or indirectly, of voting capital stock or other beneficial ownership interests in excess of fifty percent (50%) and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute, according to the provisions of a contract, or otherwise;

                  (7) the type of business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee, respectively shall not (a) violate any provision or restrictions herein relating to the use or occupancy of the Premises (but it is hereby agreed that the use of the Premises for the Permitted Use is acceptable); (b) require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Property other than the Premises; (c) impose an extra burden upon the Structural Elements, Building Systems or any Building services; or (d) violate any provision or restrictions in any other lease for space in the Building or in any Superior Lease or Mortgage which has theretofore been disclosed to Tenant in writing (but it is hereby agreed that the use of the Premises for the Permitted Use is acceptable);

                  (8) the assignee, in its agreement of assignment and assumption, agrees to assume all of the obligations of Tenant under this Lease from and after the date of the assignment;

                  (9) the proposed subtenant or assignee is not entitled, directly or indirectly, to diplomatic or sovereign immunity, and/or is subject to the service of process in, and the jurisdiction of the courts of, New Jersey; and

                  (10) upon conclusion of the subletting transaction in question, there shall be no more than two (2) users or occupants of each floor of the Premises (in addition to Tenant).

                  (11) the agreement of sublease expressly provides (a) the subletting is expressly subject to all of the terms, covenants, conditions and obligations on Tenant's part to be observed and performed under this Lease, (b) the sublease may not be modified, amended or altered as to financial terms thereof (including, without limitation, the term of the sublease) and may not be materially modified, amended or altered as to any other terms thereof without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole reasonable discretion, or assigned, encumbered or otherwise transferred, (c) the sublease may not be assigned and the subleased premises may not be further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance which consent may be granted or withheld in Landlord's sole discretion, and that (d) in the event of termination, re-entry or dispossess of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and the subtenant, at Landlord's option, shall attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be:

                  (i) liable for any act or omission of Tenant under such
            sublease; or

                  (ii) subject to any defense or offset which such subtenant may have against Tenant; or

                  (iii) bound by any previous payment which such subtenant may have made to Tenant of more than thirty (30) days in advance of the date upon which such payment was due, unless previously approved by Landlord; or

                  (iv) bound by any obligation to make any payment to or on
            behalf of such subtenant; or

                  (v) bound by any obligation to perform any work or to make improvements to the sublet premises; or

                  (vi) bound by any amendment or modification of such sublease made without its consent; or

                  (vii) bound to return such subtenant's security deposit, if any, until such deposit has come into its actual possession and such subtenant would be entitled to such security deposit pursuant to the terms of such sublease.

Landlord may withdraw any consent it may grant if, prior to the effective date of such proposed assignment or the commencement date of such proposed subletting, as the case may be, any of the foregoing items or conditions are not met or satisfied.

            (B) In the event that Landlord consents to any assignment or subletting pursuant to this Article 12 and Tenant fails to execute and deliver the assignment or sublease document which Landlord shall have theretofore approved, within nine (9) months after the giving of Landlord's consent and Landlord's approval of said document (or if Section 12.5(A)(1) is applicable to the proposed transaction, nine (9) months after Landlord's waiver or deemed waiver of the Landlord's Option), then Tenant shall again comply with all of the requirements of this Article 12 before assigning its interest in this Lease or subletting the Premises, respectively, as the case may be.

            (C) In the event that Tenant shall sublease less than all of the Premises, Tenant shall perform or cause to be performed, at Tenant's sole cost and expense, any necessary demolition work regarding the separation of the subleased premises from the balance of the Premises and/or the construction of any demising walls between the subleased premises and the remaining Premises, including any necessary demising walls to create common Building hallways, corridors or public elevator waiting areas on any divided floor, to be performed in accordance with the terms and conditions of this Lease with respect to the making of Alterations to the Premises.

      Section 12.6 If there is a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any assignment or subletting, such dispute shall be determined by arbitration in accordance with the provisions of Article 34. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration proceeding shall be adverse to Landlord, Landlord shall not be liable to Tenant for a breach of Landlord's covenant not to unreasonably withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed assignment or subletting.

      Section 12.7 If Tenant obtains Landlord's consent to the assignment of this Lease or the subletting of the Premises, then, within ten (10) days of the execution thereof, Tenant shall deliver to Landlord (A) in the case of an assignment (1) a duplicate original instrument of assignment in form and substance theretofore approved by Landlord and meeting the requirements of
Section 12.5, duly executed by Tenant, and (2) an instrument in form and substance theretofore approved by Landlord, duly executed by the assignee, in which such assignee assumes the observance and performance of, and agrees to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (B) in the case of a subletting, an executed duplicate original of the sublease in form and substance theretofore approved by Landlord, and meeting the requirements of Section 12.5.

      Section 12.8 For purposes of this Article 12, the term "assignment" shall be deemed to include, but shall not be limited to the following, whether occurring at any one time or over a period of time through a series of transfers: (A) the sale or transfer of all or substantially all of the assets of, or the sale, assignment or transfer of any issued or outstanding stock which results in a change in the "control" (as such term is hereinafter defined) of any corporation or other business entity which is Tenant under this Lease, or is Guarantor under any Guaranty of this Lease (as such terms are defined in Article 40), as the case may be, or is a controlling general partner of any partnership or joint venturer of any joint venture which directly or indirectly is Tenant under this Lease or Guarantor under any Guaranty of this Lease, as the case may be; (B) the issuance of any additional stock, if the issuance of such additional stock will result in a change of the controlling stock ownership of such corporation as held by the shareholders thereof when such corporation became Tenant under this Lease or when such corporation became Guarantor under any Guaranty of this Lease, as the case may be; and (C) the sale, assignment or transfer of a controlling general partner's, joint venturer's or member's respective interest in the partnership, joint venture or limited liability company, respectively, as the case may be, which is Tenant under this Lease or Guarantor under any Guaranty of this Lease, as the case may be, or in the distributions of profits and losses of such partnership, joint venture or limited liability company, which results in a change of control of such partnership, joint venture or limited liability company, respectively, as the case may be. The transfer of shares or issuance of additional stock of Tenant or of any Guarantor of this Lease for purposes of this Section 12.8 shall not include the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, which sale is effected through the "over-the-counter market" or through any nationally recognized stock exchange.

      Section 12.9 (A) Notwithstanding anything to the contrary contained in
Section 12.8, the provisions of this Article (including Sections 12.4, 12.5,
12.10 and 12.11 hereof) shall not apply to (1) transactions with a corporation or other business entity into or with which Tenant named herein or Guarantor named in any Guaranty of this Lease, as the case may be, is merged or consolidated or to transactions with a corporation, other business entity, or partnership to which substantially all of Tenant's or such Guarantor's assets, as the case may be, are transferred, or (2) provided that UNITED STATES TRUST COMPANY OF NEW YORK remains liable under the Lease or the Guaranty, an assignment of Tenant's interest, as tenant, in and to this Lease to a "Related Entity" (as such term is hereinafter defined), or (3) a sublease of all or a portion of the Premises to a Related Entity; provided, however, that in any of such events: (i) in the case of any transaction described in "(1)" above, the successor to said Tenant or to such Guarantor, as the case may be, is a reputable entity of good character and, as applicable, the successor to said Tenant (if the Guaranty is no longer in effect as a result of the assignment of this Lease to Guarantor) or the successor to such Guarantor has a tangible net worth following such transaction, computed in accordance with GAAP, at least equal to the tangible net worth of the Guarantor named in the Guaranty of this Lease, UNITED STATES TRUST COMPANY OF NEW YORK, on the date of this Lease (the "Net Worth Test"); (ii) in the case of any transaction described in "(1)" or "(2)" above, a duplicate original instrument of assignment in form and substance satisfactory to Landlord duly executed by Tenant or such Guarantor, as the case may be, shall have been delivered to Landlord at least twenty (20) days prior to the effective date of any such transaction; (iii) in the case of any transaction described in "(1)" or "(2)" above, an instrument in form and substance satisfactory to Landlord, duly executed by the assignee of the Lease or of the Guaranty, as the case may be, in which such assignee assumes (as of the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed and observed (or, if applicable, all of the terms, covenants and conditions of the Guaranty on Guarantor's part to be performed and observed) shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction; and (iv) in the case of any transaction described in "(2)" or "(3)" above, Tenant shall provide Landlord with twenty (20) days' prior written notice of such assignment or sublease to such Related Entity. The successor to or assignee of Tenant named herein as a result of any of the transactions expressly permitted pursuant to clauses (1),
(2) or (3) of this Section 12.9(A), the subtenant of Tenant named herein as a result of any sublease expressly permitted pursuant to clause (3) above, UNITED STATES TRUST COMPANY OF NEW YORK and a statutory bank holding company referred to in subsection 12.9(D) below, are collectively referred to in this Lease as a "Permitted Tenant".

            (B) Tenant shall have the right to assign this Lease to the Guarantor under the

Guaranty of Lease provided that a duplicate original instrument of assignment containing the standard form of assignment and assumption language found in a "Blumberg" or Allstate" commercial form of assignment and assumption agreement, duly executed by Tenant and the Guarantor, and in which instrument such assignee assumes the observance and performance of, and agrees to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed and observed, shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such assignment. Upon the effectiveness of such assignment, the Guaranty of Lease shall be released by Landlord and, upon Tenant's request, Landlord shall deliver to Tenant a written confirmation of such release.

            (C) For purposes of this Section 12.9 and elsewhere in this Lease, the term "Related Entity" shall mean an affiliated corporation or other business entity (which, for purposes of this Section 12.9 and elsewhere in this Lease, shall be a corporation or other business entity "controlling", "controlled by" or "under common control with" Tenant).

            (D) As used in this Section 12.9 and elsewhere in the Lease, the terms "control", "controlled by" or "under common control with" shall mean ownership of more than fifty percent (50%) of the outstanding voting stock of a corporation or other majority equity and control interest if not a corporation and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute, according to the provisions of a contract, or otherwise. Further, the entity which shall then be a statutory bank holding company owning (directly or indirectly) shares of capital stock or other beneficial ownership interests in Tenant shall be deemed a Related Entity notwithstanding that the ownership interest of such statutory holding company in Tenant shall be less than 50%.

      Section 12.10 Any agreement pursuant to which (A) Tenant is relieved from the obligation to pay, or a third party agrees to pay on Tenant's behalf, all or a part of Fixed Rent or Additional Rent under this Lease (other than any exercise of Landlord's Option); and (B) any third party undertakes or is granted any right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall be deemed an assignment of this Lease and subject to the provisions of this Article 12.

      Section 12.11 (A) If Tenant shall receive any consideration from its assignee for or in connection with the assignment of Tenant's interest in this Lease (including, but not limited to, sums paid for the sale or rental of Tenant's Property, Alterations or any other Tenant fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof (determined on the basis of Tenant's federal income tax returns), Tenant shall account to Landlord therefor and shall pay to Landlord, as additional rent hereunder, fifty percent (50%) of such consideration as and when the same are paid to Tenant by the assignee, less any brokerage commissions, attorneys' fees, any fees and costs paid to Landlord pursuant to Section 12.1(D) hereof, the costs of alterations made by Tenant for the purpose of preparing the Premises for the assignee, and any real property transfer or transfer gains tax payments required to be paid by Tenant in connection with any such assignment (excluding income taxes imposed thereon), but only to the extent all of the same are reasonable and are actually paid by Tenant. The foregoing provisions of this
Section 12.11(A) shall not apply to any assignment to a Permitted Tenant.

            (B) If Tenant shall sublet the Premises to anyone for rents or other consideration which for any period shall exceed the Fixed Rent and Additional Rent payable under this Lease for the same period, Tenant shall account to Landlord therefor and shall pay to Landlord, as additional rent hereunder, fifty percent (50%) of such excess rents or other consideration as and when the same are payable to Tenant by the subtenant, less any brokerage commissions, attorneys' fees, any fees and costs paid to Landlord pursuant to Section 12.1(D) hereof, the costs of alterations made by Tenant for the purpose of preparing the Premises for the subtenant, and any real property transfer or transfer gains tax payments required to be paid by Tenant in connection with any such subletting (excluding income taxes imposed thereon), but only to the extent the same are reasonable and are actually paid by Tenant. The foregoing provisions of this

Section 12.11(B) shall not apply to any subletting to a Permitted Tenant.

      Section 12.12 (A) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of ll U.S.C. Section 101 et. seq (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant of such bona fide offer, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under this Lease, including, without limitation, the assurance referred to in Section 365 (b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person.

            (B) The term "adequate assurance of future performance" as used in this Lease shall mean that any proposed assignee shall, among other things: (a) deposit with Landlord on the assumption of this Lease an amount equal to the then annual Fixed Rent and additional rent as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, which sum shall be held in accordance with the provisions of Article 29 hereof; (b) furnish Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth of at least two (2) times the net worth of Tenant named herein as of the date of this Lease for each of such three (3) years; (c) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease; and (d) provide such other information or take such action as Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under this Lease.

                                   ARTICLE 13

                                   ELECTRICITY

      Section 13.1 (A) Landlord shall furnish electric energy to Tenant in the Premises measured by a check meter installed by Landlord as part of Landlord's Work for the purpose of measuring Tenant's consumption of electric energy at and within the Premises and all equipment and facilities therein including, but not limited to, the A/C System servicing the Premises (whether or not located therein). Tenant shall pay to Landlord, as Additional Rent, the amounts determined by such check meter as Tenant's electricity consumption, at charges, terms and rates set, from time to time during the term of this Lease, by the utility servicing the Building under the service classification in effect pursuant to which Landlord purchases electric energy for the entire Building (without markup by Landlord, except that Landlord may include in Operating Costs such fee as shall be allowed by law for Landlord's actual expenses in administering, maintaining and billing of the electric usage as shown on such checkmeter (the "Electrical Administration Fee").

            (B) The rate payable by Tenant per kilowatt and kilowatt hour of such electric service shall be equal to the rate charged Landlord per kilowatt and kilowatt hour (utilizing the then current electrical rates applicable to Landlord, including energy charges, demand charges, time-of-day charges, fuel adjustment charges, rate adjustment charges, sales tax and any other factors used by the utility servicing the Building in computing its charges to Landlord) by the electric utility company supplying electric current for the entire Building.

            (C) Where more than one check meter measures the electric service to Tenant, the electric service rendered through each check meter may be computed and billed separately in accordance with the provisions hereinabove set forth.

            (D) Bills for electric energy furnished to Tenant, as measured by such check meter or meters shall be rendered to Tenant at such time as Landlord may elect, but not more frequently than once each month, and Tenant shall pay the amount shown thereon to Landlord as Additional Rent in accordance with
Section 2.1(C).

      Section 13.2 Except as set forth on the plans for Tenant's Initial Alterations, Tenant agrees that it will make no electrical installations, alterations, additions or changes to electrical equipment or appliances (other than ordinary 120 volt so-called desktop or tabletop office machinery and equipment) without the prior written consent of Landlord in each instance, which consent Landlord agrees not to unreasonably withhold if, in Landlord's sole reasonable judgment, such electrical installation, alteration, addition or change will not affect any of the Building Systems including the Building's mechanical or electrical systems or the Structural Elements. Tenant agrees to perform any such work in accordance with the provisions of Article 4 hereof, including the receipt of all required approvals of Landlord, Legal Authorities or others.

      Section 13.3 Tenant covenants and agrees that at all times its use of electric current will not exceed the capacity of existing feeders to the Building or the risers or wiring installation and Tenant will not use any electrical equipment which will overload such installations or interfere with the use thereof by other tenants of the Building. If, in Landlord's reasonable judgment, Tenant's electrical requirements necessitate installation of an additional riser, risers or other proper and necessary equipment, the same may be installed if Landlord determines such installation is practicable, such installation to be performed, at Tenant's option, by either Landlord, at Tenant's sole cost and expense, which shall be chargeable and collectible as additional rent and paid within thirty (30) days after the rendition of a bill to Tenant therefor, or by Tenant in accordance with the terms and provisions of
Article 4 of this Lease, in which event Landlord may charge Tenant a supervisory fee in connection therewith as provided in Section 4.7 above.

      Section 13.4 The change at any time of the adequacy, quality or character of electric service shall in no way make Landlord liable or responsible to Tenant for any loss, damages or expenses which Tenant may sustain.

      Section 13.5 Landlord shall have the right, in Landlord's sole discretion, to select the utility provider and/or supplier of electric energy for the Building. Landlord agrees to use commercially reasonable efforts to obtain the lowest electrical rates readily available to it, but in doing so, Landlord shall have the right to take into consideration the level and quality of service, supply and product offered by prospective utility providers and/or suppliers. Notwithstanding the foregoing, if Landlord is required by Legal Requirements to permit Tenant to elect the services of an electric service provider other than the public utility company that Landlord has selected to service the Building (each such provider is called an "ASP"), Tenant shall have the right, with Landlord's prior written consent, to convert to the services of an ASP to provide electric service to Tenant and the Premises. Landlord shall not reasonably withhold or delay its consent to the ASP so long as Tenant and the ASP agree to comply with, and shall fully comply with, the terms and conditions of this Lease including, without limitation, the provisions regarding Alterations and insurance, as well as all requirements and conditions precedent which Landlord shall, in its good faith judgment, require with respect to the utilization of an ASP in order to protect Landlord and Landlord's interest in the Building, the Building Systems and other tenants or occupants in the Building. The conversion to an ASP shall be at Tenant's sole risk and at Tenant's sole cost and expense, without any liability on the part of Landlord with respect to the conversion and thereafter the utilization of electric services provided by the ASP.

      Section 13.6 Landlord hereby advises Tenant that Landlord shall furnish and maintain throughout the Lease Term eight (8) watts per rentable square foot of electric energy to the Premises, exclusive of electric energy consumed by the A/C System and Heating System units servicing the Premises.

      Section 13.7 At Tenant's option, Tenant may purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in the Premises and Tenant shall pay, on demand, as additional rent, Landlord's reasonable charges for providing and installing the same.

                                   ARTICLE 14

                               ACCESS TO PREMISES

      Section 14.1 (A) Landlord, or Landlord's agents, shall have the right (but shall not be obligated) to enter the Premises in an emergency, at any time, and, in non-emergency situations, at other reasonable times on reasonable advance oral notice to Tenant's office manager or assistant manager or other on-site employee of Tenant with apparent authority, to examine the same and to make such repairs, replacements and non-decorative improvements as Landlord may deem necessary or desirable to any portion of the Building or which Landlord may elect to perform in the Premises following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for any other reasonable purpose. Landlord shall use commercially reasonable efforts to minimize, to the extent reasonably practicable, interference with Tenant's use of the Premises for the Permitted Use. Whenever such repairs or work is necessary in order to perform work in another tenant's premises within the Building, Landlord agrees whenever practicable to perform such repairs or work in the Premises before or after "Business Hours" or on non-"Business Days" ( as such terms are defined in Section 24.1). Tenant shall permit Landlord to use, maintain and replace pipes and conduits in and through the Premises and to erect new pipes and conduits therein, provided such new pipes and conduits are, to the extent practicable, within the walls, above the ceiling or below the finished floor (or, if not practicable, then "snug" to columns or ceilings whenever practicable). Landlord may, during the progress of any work in the Premises, take all necessary materials and equipment for the work then being performed into the Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of Rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Landlord shall, at Landlord's cost and expense, restore the Premises as nearly as practicable to its prior condition after completion of such work and remove its materials and equipment therefrom.

            (B) Throughout the Term, Landlord shall have the right to enter the Premises at reasonable hours for the purpose of showing the same to prospective purchasers or Mortgagees or Lessors. During the twelve (12) month period prior to the Fixed Expiration Date or the expiration of any Renewal Term, Landlord may exhibit the Premises to prospective tenants thereof. Landlord agrees that for all non-emergency entries into the Premises, Landlord's agents, representatives, employees or contractors shall be accompanied by a representative of Tenant, if Tenant elects to make one available, whose name or title shall be provided in writing to Landlord.

            (C) If Tenant is not present to open and permit an entry into the Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary in the event of an emergency by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected thereby. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Premises or any part thereof, other than as herein expressly provided.

      Section 14.2 If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's Property from the Premises, Landlord may immediately enter, alter, renovate or redecorate the Premises without limitation or abatement of Rent, or incurring any liability to Tenant for any compensation, and such act shall have no effect on this Lease or Tenant's obligations hereunder.

                                   ARTICLE 15

                                     PARKING

      Section 15.1 (A) (1) Landlord shall make available or cause to be made available to Tenant up to seventy-five (75) parking spaces for use by Tenant, its agents, employees or visitors in that certain multi-level parking garage located at 479 Rear Washington Boulevard, Jersey City, New Jersey and as shown substantially in the location on the NEWPORT Site Plan by the designation "PARKING GARAGE" (the "Parking Garage")

                  (2) Within ninety (90) days after the execution of this Lease (TIME BEING OF THE ESSENCE), Tenant shall notify Landlord in writing of the number of parking spaces (not to exceed seventy-five (75) parking spaces) that Tenant shall require in the Parking Garage. In the event Tenant shall fail to notify Landlord of the amount of parking spaces that it so requires in the Parking Garage within said 90-day period, the number of spaces which Landlord shall thereafter be obligated to make available to Tenant in the Parking Garage shall be reduced to fifty (50). Thereafter, at the time that Tenant shall take occupancy of the Premises for the conduct of its business, Tenant may take all, part or none of the fifty (50) available parking spaces in the Parking Garage.

                  (3) The parking spaces in the Parking Garage that Tenant notifies Landlord it has selected pursuant to subsection (2) above are referred to as the "Parking Spaces" and Landlord shall thereafter have no further obligation to provide to Tenant more than the amount of Parking Spaces so selected by Tenant; provided, however, that Landlord shall make available or cause to be made available to Tenant up to one (1) parking space per one thousand (1000) square feet in any Option Space added to the Premises pursuant to Article 39, in the Parking Garage and shall be governed by the terms and provisions of this Article 15. All Parking Spaces which are made available to Tenant shall be solely for non-commercial passenger vehicles.

            (B) On the earlier of (i) the date upon which Tenant shall commence using any of the Parking Spaces or (ii) sixty (60) days after the Rent Commencement Date, Tenant shall pay, to Landlord, as Additional Rent, a monthly rental charge per Parking Space (whether or not such spaces are actually utilized by Tenant) equal to the prevailing market rate for automobile parking in the Parking Garage established by Landlord, or the owner or the operator of the Parking Garage (the "Parking Operator") from time to time, payable on the first day of each month during the Term in the same manner as Fixed Rent. Provided that (i) no Event of Default shall have occurred and be continuing under this Lease and (ii) the Tenant shall be the Tenant named in this Lease (U.S. TRUST COMPANY OF NEW JERSEY) or a Permitted Tenant, three (3) of the Parking Spaces shall be provided by Landlord to Tenant throughout the Term of this Lease free of any monthly rental charge.

            (C) At the option of the owner or the Parking Operator, the Parking Spaces shall be reserved or unreserved, assigned or unassigned, attended or unattended; provided, however, that Landlord or the Parking Operator shall have the right to change the assignment of designated Parking Spaces in the Parking Garage, if any, at any time and from time to time during the Term.

      Section 15.2 Except for making the Parking Spaces available to Tenant hereunder, Landlord shall have no responsibility with respect to any matter arising in connection with the furnishing of Parking Spaces to Tenant, including, without limitation, any damage to the automobiles of Tenant and Tenant's employees. Landlord shall, however, use commercially reasonable efforts to cause the owner of the Parking Garage and/or the Parking Operator to insure that the Parking Garage is adequately maintained throughout the Term. Tenant shall have no right to charge or accept from any person, other than from Tenant's employees on a monthly basis, any fee or other consideration for the use of any of the Parking Spaces, and only those persons designated by Tenant (the names of which shall be furnished in writing to Landlord as hereinafter provided in Section 15.9), may use the Parking Spaces. Notwithstanding anything contained herein to the contrary, Tenant may sublet any of the Parking Spaces without the consent of Landlord, provided that such sublet is for the rental charge equal to the prevailing rate for parking charged by the Parking Operator.

      Section 15.3 Notwithstanding anything in this Lease or this Article 15 to the contrary, Tenant's obligations under this Lease shall not be in any way affected by Landlord's inability to make available or cause to be made available any or all of the Parking Spaces to Tenant or Tenant's employees by reason of (A) Unavoidable Delays with respect to any further construction of, or modification to, the Parking Garage, (B) damage to the Parking Garage, (C) subject to the provisions of Section 11.1 hereof, the whole or any part of the Parking Garage being acquired or condemned for any public or quasi-public use or purpose, or (D) any other reason beyond Landlord's reasonable control, subject, however, to the provisions of Section 15.6 below.

      Section 15.4 If, on the Rent Commencement Date, Landlord has not provided Tenant with the Parking Spaces in the Parking Garage as requested by Tenant pursuant to Section 15.1(A)(2) above, Landlord will temporarily make available to Tenant the non-exclusive use of the same number of parking spaces in the "Parking Area" (as hereinafter defined) until the Parking Garage becomes available.

      Section 15.5 Tenant, in its use of the Parking Garage, shall at all times observe the rules and regulations reasonably promulgated by Landlord or the Parking Operator with respect to the use thereof. If Tenant, its agents, employees or visitors shall fail to observe such rules and regulations, or shall use any restricted spaces or areas, Landlord or the Parking Operator shall have the right and option, in addition to any other remedy they may have, to have the local police department arrange for the subject vehicle to be towed away and stored at the sole risk and expense of the owner of such vehicle.

      Section 15.6 If any portion of the Parking Garage shall become unavailable for any reason whatsoever, Tenant's inability to use the same or the Parking Spaces therein shall not relieve Tenant of any of its obligations under this Lease, including the payment of Rent (other than the aforesaid parking fees) and this Lease shall remain in full force and effect in accordance with its terms; provided, however, that Landlord shall provide alternate parking facilities for the use of Tenant and during the use of such alternate parking facilities, Tenant shall pay a monthly charge for each space, at the same rate as would be payable by Tenant for the unavailable Parking Spaces in the Parking Garage. Alternate parking facilities within the following boundaries shall be deemed acceptable to Tenant; Henderson Street, Thomas Gangemi Drive, Newport Parkway and the Hudson River.

      Section 15.7 Tenant hereby agrees that Tenant's use of the Parking Spaces and Parking Garage shall be at Tenant's sole risk, and Landlord shall have no liability to Tenant with regard thereto, nor shall Landlord be liable for any damage or injury to Tenant, or its agents, employees or licensees, or the property of any of the same, if any automobile or the contents thereof shall be damaged, lost or stolen while in the Parking Garage.

      Section 15.8 Tenant's use of the Parking Garage shall be in common with other tenants of the Building, other tenants at other buildings located at or in the NEWPORT development, the general public and other parties permitted by Landlord, the owners of the Parking Garage or the Parking Operator to use the Parking Garage.

      Section 15.9 (A) (1) Landlord shall make available to Tenant, for use by Tenant and those who may be designated by Tenant to use the Parking Spaces, one
(1) parking access card for each Parking Space made available to Tenant hereunder (each, a "Garage Access Card" and collectively, the "Garage Access Cards") in order to permit Tenant and its designated Parking Garage users, the ability to enter the Parking Garage and use the Parking Spaces, as herein provided.

                  (2) In the event that any Garage Access Card(s) provided to Tenant are lost, damaged or destroyed, and Tenant requests that Landlord furnish Tenant with replacement Garage Access Card(s) for those which have been lost, damaged or destroyed, Landlord shall provide Tenant with such replacement Garage Access Card(s) at Landlord's then cost for the same ("Replacement Cost") which shall initially be Twenty-Five (25.00) Dollars per Garage Access Card.

                  (3) Tenant hereby acknowledges and agrees that at all times during the Term,

      Tenant shall be entitled to obtain from Landlord and have in its possession, only an amount of Garage Access Cards (whether original or replacement, as aforesaid) equal to the amount of Parking Spaces made available to Tenant hereunder.

            (B) If required by the Parking Operator, Tenant shall provide Landlord or the Parking Operator with a list of those persons to whom Tenant shall have given permission to use Parking Spaces and any Garage Access Cards issued to Tenant and the cars used by such persons, and shall provide Landlord with the changes thereto, from time to time, but in no event more than once per month during the Term.

            (C) Upon the expiration of the Term of this Lease, Tenant shall assign and deliver to Landlord any Garage Access Cards which Tenant shall have received from Landlord or the Parking Operator. Tenant expressly assumes the responsibility for the return of all Garage Access Cards in its possession, and shall reimburse Landlord, as Additional Rent, for the then Replacement Cost of any missing, lost, damaged or destroyed Garage Access Cards.

      Section 15.10 In addition to the Parking Spaces, Landlord agrees to make available directly to Tenant's employees, on a first-come, first-served basis, to the extent available, parking spaces (the "Additional Parking Spaces") in the parking garages or parking lots located elsewhere in the NEWPORT project within walking distance of the Building as shown within the radius depicted on the NEWPORT Site Plan (the "Parking Area") up to a maximum number (the "Maximum Number") equal to the difference between (i) 126 and (ii) the number of Parking Spaces selected by Tenant pursuant to subsection 15.1(A)(2) above. From time to time during the Term, Tenant shall provide Landlord with reasonable advance notice of the number of Additional Parking Spaces its employees desire up to the Maximum Number, together with the names of employees desiring Additional Parking Spaces. Charges for the Additional Parking Spaces, which shall be equal to the prevailing market rate for automobile parking established by Landlord or the applicable owner or operator of the parking facility in the Parking Area being used, shall be paid directly by Tenant's employees when they commence using the Additional Parking Spaces. Except for providing Additional Parking Spaces in the Parking Area to Tenant's employees to the extent such Additional Parking Spaces are available, Landlord shall have no liability or obligation to Tenant or its employees with respect to the Additional Parking Spaces, nor shall Landlord be liable for any damage or injury to Tenant's employees or their property, if any automobile or the contents thereof shall be damaged, lost or stolen while in the Parking Area.

                                   ARTICLE 16

                                     DEFAULT

      Section 16.1 Each of the following events or occurrences shall be an "Event of Default" hereunder:

            (A) if Tenant shall default in the payment when due of any installment of Fixed Rent or any other item of Rent and such default shall continue for ten (10) days after notice from Landlord; provided, however, that Tenant shall be entitled to receive from Landlord no more than two (2) notices in any twelve (12) month period of its failure to timely pay Rent; or

            (B) if Tenant's interest or any portion thereof in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 12 hereof; or

            (C) (1) if Tenant shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (2) if Tenant shall commence or institute any case, proceeding or other action (a) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

                  (3) if Tenant shall make a general assignment for the benefit of creditors; or

                  (4) if any case, proceeding or other action shall be commenced or instituted against Tenant (a) seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, which in either of such cases (i) results in any such entry of an order for relief, adjudication of bankruptcy or insolvency or such an appointment or the issuance or entry of any other order having a similar effect or (ii) remains undismissed for a period of ninety (90) days; or

                  (5) if any case, proceeding or other action shall be commenced or instituted against Tenant seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or

                  (6) if Tenant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (2), (3), (4) or (5) above; or

                  (7) if a trustee, receiver or other custodian is appointed for any substantial part of the assets of Tenant which appointment is not vacated or stayed within seven days (the aforesaid events set forth in this subsection 16.1(C) are hereinafter referred to individually as a "Bankruptcy Event" or collectively, as "Bankruptcy Events"); or

            (D) if this Lease is assigned (or all or a portion of the Premises are subleased) to a Related Entity of Tenant and such Related Entity shall no longer (i) control, (ii) be under common control with, or (iii) be under the control of Tenant (or any permitted successor by merger, consolidation or purchase as provided in Article 12), unless Tenant shall comply with the provisions of Article 12 of this Lease; or

            (E) if Tenant shall default in the observance or performance of any other term, covenant or condition of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within twenty (20) days after notice by Landlord to Tenant of such default except that if such default is of such a nature that it cannot with due diligence be completely remedied within said period of twenty (20) days, and the continuance of which for the period required for such cure will not (1) subject Landlord or any Lessor or any Mortgagee to prosecution for a crime or any other fine or charge (unless Tenant agrees, in a writing satisfactory to Landlord, to pay and discharge such fine or charge), (2) subject the Premises, or any part thereof, and/or the Land and/or the Building, respectively, or any part thereof, to being condemned or vacated, (3) subject the Land and/or the Building, respectively, or any part thereof, to any lien or encumbrance, or (4) result in the termination of any Superior Lease or foreclosure of any Mortgage, respectively, then in that event Tenant shall be entitled to such reasonable additional period of time to effectuate the cure or remedy of such default or failure, provided, however, that Tenant shall (x) duly advise Landlord of its intention to take all necessary steps to remedy or cure such default or failure and commence the prosecution of such cure or remedy, all within such twenty (20) day period, and
(y) thereafter diligently prosecute to completion all steps necessary to remedy or cure the default or failure, and (z) complete such remedy or cure within a reasonable time after the date of said notice from Landlord; or

            (F) if that certain "Guaranty of Lease" (as defined in Article 40) shall not be in full force and effect at any time during the Term of this Lease, or if Guarantor shall default in the due observance or performance of any of the terms of the Guaranty, or if Guarantor shall repudiate the Guaranty, or if the Guaranty shall terminate, or be terminated for any reason (unless Landlord shall have expressly consented, in writing, to such termination or unless termination occurs concurrently with an assignment of this Lease by Tenant or any Permitted Tenant to the named Guarantor of the Guaranty of Lease, UNITED STATES TRUST COMPANY OF NEW YORK), or if any event described in Section 16.1(C) above shall occur with respect to the Guarantor (as opposed to the Tenant) which (i) results in an entry of an order for relief, adjudication of bankruptcy or insolvency or an appointment or the issuance or entry of any other order having a similar effect or (ii) remains undismissed for a period of ninety (90) days (unless a substitute Guarantor acceptable to Landlord shall execute and deliver to Landlord a guaranty in the form of the Guaranty of Lease).

      Section 16.2 (A) If any Event of Default shall occur and Landlord, at any time thereafter, at its option, gives written notice (a "Termination Notice") to Tenant stating that this Lease and the Term shall expire and terminate on the date Landlord shall give Tenant such notice, then this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date on which such notice is given to Tenant by Landlord were the Fixed Expiration Date and Tenant immediately shall quit and surrender the Premises, but Tenant shall nonetheless be liable for all of its obligations hereunder, as provided for in Article 17 hereof. Notwithstanding the foregoing, if the Event of Default in question results from Tenant's failure to pay Rent, then the Termination Notice shall be given at least five (5) days prior to the termination date set forth in such Termination Notice and Tenant shall have the right to cure such failure to pay Rent within the five (5) day period commencing upon Tenant's receipt of such Termination Notice. If within such five-day period, TIME BEING OF THE ESSENCE, Tenant pays to Landlord (i) all Rent then due and owing, (ii) all interest accrued thereon at the Interest Rate, and (iii) an agreed upon late payment fee equal to (1) Fifteen Thousand and no/100 Dollars ($15,000.00) in the case of a failure to pay Fixed Rent or (2) five (5%) percent of the amount of Rent then due and owing in the case of a failure to pay any item of Rent other than Fixed Rent, respectively, then, in that event, and only in that event, such Termination Notice shall be deemed null and void and this Lease shall continue in full force and effect as if such Event of Default had not occurred.

            (B) Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 16.1(C) hereof, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in possession shall fail to provide adequate protection of landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease as provided in Section 12.4, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid.

            (C) If any Bankruptcy Event shall occur, or this Lease shall be terminated as provided in Section 16.2(A) hereof, Landlord, without notice, may reenter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

      Section 16.3 If at any time, (i) Tenant shall comprise two (2) or more persons, or (ii) Tenant's interest in this Lease shall have been assigned, the word "Tenant," as used in Section

16.1(B) and (C), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any Bankruptcy Event proceeding shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Section 16.2.

                                   ARTICLE 17

                              REMEDIES AND DAMAGES

      Section 17.1 (A) If there shall occur any Event of Default, and this Lease and the Term shall expire and come to an end as provided in Article 16 hereof:

                  (1) Landlord may, upon five (5) days prior notice, re-enter the Premises and dispossess Tenant and/or the legal representative of Tenant or any other occupant of the Premises, respectively, by summary proceedings or otherwise, and may repossess the Premises and remove therefrom the contents and effects of Tenant and/or the legal representative of Tenant or any other occupant, and hold the Premises as if this Lease had not been made.

                  (2) Landlord may, at its option, relet the whole or any portion or portions of the Premises, at any time or from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Fixed Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion, may determine, and in no event shall Tenant be entitled to receive any excess of net rentals collected over the rent and additional rent payable by Tenant hereunder, and Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

            (B) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any re-entry by Landlord, or (c) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

            (C) The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

      Section 17.2 (A) If this Lease and the Term shall expire and come to an end as provided in Article 16 hereof, or by or under any summary proceeding or any other action or proceeding by Landlord against Tenant or any person claiming by, through or under Tenant, or if Landlord shall re-enter the Premises as provided in Section 17.1, or by or under any summary proceeding or any other action or proceeding, respectively, then, in any of said events:

                  (1) Tenant shall pay to Landlord all Fixed Rent, Additional Rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the term shall have expired or has been terminated by Landlord and come to an end;

                  (2) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advanced Rent, security deposit or otherwise, but such monies shall be credited by Landlord against any damages payable by Tenant to Landlord;

                  (3) Tenant also shall be liable for and shall pay to Landlord as liquidated damages, any deficiency (the "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the term including any Renewal Term exercised by Tenant prior to the termination of this Lease or re-entry by Landlord (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) and the net amount, if any, of rents collected under any reletting of all or part of the Premises for any part of such period, after first deducting therefrom the rents actually collected under any such reletting, all of Landlord's expenses in connection with the termination of this Lease and Landlord's re-entry upon the Premises and in connection with such reletting including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, court costs and disbursements, alteration costs (not to exceed the quality of Tenant's Alterations) and other expenses required for the preparation of the Premises for such reletting, and the amount of rent concessions, construction allowance and the like granted in connection with such reletting (collectively, the "Default Expenses"); it being agreed and understood by Tenant that any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, and that Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                  (4) whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies (other than the Default Expenses), as and for liquidated and agreed final damages, and not as penalty, a sum equal to the amount by which the sum of the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term, including any Renewal Term exercised by Tenant prior to the termination of this Lease or re-entry by Landlord (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to the then present value of such sum at the rate equal to the rate of U.S. Treasury obligations having a maturity closest to such unexpired portion of the Term, and less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of subdivision (3) above, for the same period; it being agreed and understood by Tenant that if before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet in a bona-fide arm's length transaction by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be conclusively deemed, prima facie, to be fair and reasonable rental value for the part of the whole of the Premises so relet during the term of the reletting.

            (B) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, at law, in equity or otherwise.

            (C) Tenant shall in no event be entitled to any rents collected or payable under any reletting by Landlord, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Article 16 or this
Article 17 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled under this Lease or by any statute or rule of law in addition to the damages set forth in this Section 17.2.

      Section 17.3 If an Event of Default shall occur hereunder, then, in additional to and not in limitation of Landlord's other rights and remedies hereunder, Landlord may immediately or at any time thereafter, and without notice to Tenant, perform the obligation(s) of Tenant which is the subject of such Event of Default. If Landlord, in connection therewith makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees and court costs, in instituting, prosecuting or defending any actions or proceeding, then Tenant shall reimburse Landlord for such sums so paid or obligations incurred with interest at the Interest Rate and costs. The foregoing expenses incurred by reason of Tenant's Event of Default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within thirty (30) days of rendition of any bill or statement to Tenant therefor with interest thereon at the Interest Rate from the date such expenses were incurred. If the Term shall have been terminated or if Landlord shall have reentered the Premises at the time of making of such expenditures or incurring of such obligations, such sums shall be deemed Default Expenses and shall be recoverable by Landlord as damages.

                                   ARTICLE 18

                 INTENTIONALLY DELETED PRIOR TO LEASE EXECUTION

                                   ARTICLE 19

            BUILDING ALTERATIONS AND MANAGEMENT; CHANGES IN BUILDING
                FACILITIES, SYSTEMS AND NAME; BUILDING DIRECTORY

      Section 19.1 (A) (1) Landlord shall have the right, at any time during the Term, without the same constituting an eviction and without incurring liability to Tenant therefore, to make such changes in or to the Building, the Structural Elements and/or the Building Systems, and the fixtures and equipment thereof, respectively, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways thereof, as Landlord may deem necessary or desirable, and/or change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets (provided that any change to the location, number or arrangement of toilets is required by changes in Legal Requirements after the date hereof including, but not limited to, compliance with Title III of the Americans with Disabilities Act of 1990 and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as modified and amended from time to time) or other public parts of the Building.

                  (2) (a) Landlord hereby agrees that any changes or modifications to the Structural Elements, the Building Systems and/or any of the other portions of the Building and its common areas described above in subsection 19.1(A)(1) (collectively, the "Building Changes"), shall not unreasonably or materially interfere with the operation of Tenant's business.

                        (b) Landlord shall give Tenant notice of any Building Changes which Landlord shall intend to make to the Building, together with sufficient information for Tenant to determine its impact on the conduct of Tenant's business in the Premises. In the event that Tenant determines that any of the above described Building Changes which Landlord shall or intends to make will require changes or modifications to the

      Premises or to Tenant's Alterations, installations or equipment therein, Tenant shall promptly advise Landlord, in writing, of such fact, which notice shall set forth with reasonable specificity the manner in which the proposed Building Changes will cause a change or modification to the Premises or Tenant's Alterations, installations or equipment therein.

                        (c) If Tenant so advises Landlord, as provided in paragraph (b) above, then Landlord and Tenant will thereafter meet to discuss whether any change or modification to the Premises, or to Tenant's Alterations, installations or equipment will, in fact, be necessitated by the proposed Building Change, as claimed in Tenant's notice, and, if so, Landlord and Tenant will further discuss whether the proposed Building Change can be modified so that no change or modification is required to the Premises or to Tenant's Alterations, installations or equipment therein and if no reasonable modification can be made to the Building Change, Landlord shall either, at Landlord's option, (x) perform the required change or modification to the Premises, and/or to any Alterations, installation or equipment therein necessitated by the Building Change or (y) reimburse Tenant for the reasonable costs in making such changes or modifications to the Premises and/or to the Alterations, installations or equipment therein.

            (B) Except as is otherwise expressly provided in Section 25.2 of this Lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord for inconvenience, annoyance or injury to business arising from Landlord or other tenants making any repairs in the Building or any alterations, additions and improvements. Notwithstanding the foregoing, in the event that the rentable square feet in the Premises is permanently decreased more than a de minimis amount, there shall be an equitable reduction in Rent payable by Tenant hereunder.

            (C) Tenant shall not have any claim against Landlord by reason of Landlord's imposition of such controls or the manner of access to the Building by Tenant's social or business visitor as the Landlord may deem necessary for the security of the Building and its tenants and occupants.

      Section 19.2 (A) (1) The Building when completed will be known as "Newport Office Center III" with an address at 499 Washington Boulevard. However, Landlord may thereafter adopt any name for the Building, and may change the name, address, number or designation of the Building, at any time during the Term. Landlord shall maintain a numbered Washington Boulevard street address for the Building throughout the Term. A temporary sign depicting the Building's address as set forth above shall be in place by the Commencement Date.

                  (2) Notwithstanding the foregoing provisions of this Section 19.2, Landlord hereby agrees that for so long as (a) Tenant under this Lease is a Permitted Tenant, (b) no Event of Default shall have occurred or be continuing, and (c) the Premises under this Lease shall consist of at least two (2) full floors of the Building, Landlord shall not change the name or designation of the Building to any of the names or designations listed on Schedule 4 annexed hereto and made a part hereof (collectively, the "Excluded Names").

            (B) If Landlord erects a monument sign on the plaza area in front of the Building identifying the Building (including its then name) and the tenants then occupying premises in the Building (the "Plaza Sign"), Landlord shall, at Landlord's cost, include the name of Tenant on such Plaza Sign in such order of listing or naming as Landlord shall deem appropriate it being agreed and understood by Tenant that such right to be listed on the Plaza Sign shall (1) exist for so long as this Lease is in full force and effect, and (2) be nonexclusive in nature. At Landlord's discretion, the listings on the Plaza Sign may be in vertical order (in which event Tenant's name shall be second thereon), horizontal order or broken up into blocks (in which event the listing for the Tenant named herein shall occupy the top right block). Nothing herein contained shall prohibit tenants with premises containing equal or greater space from having a listing on the Plaza Sign equal to or proportionately greater than Tenant's listing on the Plaza Sign.

      Section 19.3 Landlord, at its expense and at Tenant's written request, shall maintain listings on the Building's electronic directory of the names of Tenant and any others in lawful occupancy of the Premises, and the names of their respective officers and employees, provided that the names so listed shall not take up more than Tenant's Operating Share of the space on the Building's electronic directory, which share shall not be less than five hundred (500) listing lines. Such quantity of listing lines shall initially be provided to Tenant at no additional expense, but any excess listings, if permitted by Landlord, or any subsequent changes of listings, in excess of four (4) times per year, respectively, as the case may be, shall be at Tenant's expense, at Landlord's then standard charge therefor. All listings requested shall be generally consistent with then Building standard practice.

                                   ARTICLE 20

                         NO REPRESENTATIONS BY LANDLORD

            Neither Landlord nor Landlord's agents or employees have made any representations or promises with respect to the physical condition of the Property and/or the Premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the Premises except as may be expressly set forth in this Lease, and no rights, easements or licenses are acquired by Tenant hereunder by implication or otherwise, except as may be expressly set forth in the provisions of this Lease.

                                   ARTICLE 21

                                 QUIET ENJOYMENT

      Landlord covenants and agrees with Tenant that upon Tenant's timely payment of the Fixed Rent and Additional Rent and timely observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises, subject, however, to the terms and provisions of this Lease and, subject to the terms and provisions of any Non-Disturbance Agreements, to all Superior Leases and Mortgages affecting the Property.

                                   ARTICLE 22

                                     WAIVERS

      Section 22.1 The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any term, covenant or condition of this Lease including, without limitation, any of the "Rules and Regulations" (as defined in Article 29 of this Lease), shall not be construed as a waiver of any other term, covenant, condition or rule, or as a waiver of any future right to enforce or insist upon performance of any of the same. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach, and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing and signed by an authorized official of Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or any payment of Additional Rent shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check (e.g., "payment under protest") or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

      Section 22.2 No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid unless such acceptance is in writing and signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys for the Premises prior to the expiration of this Lease, and the delivery of keys to any such agent or employee shall not operate as a expiration of this Lease or a surrender of the Premises.

      Section 22.3 The failure of Tenant to seek redress for violation of, or to insist upon the strict performance of any term, covenant or condition of this Lease on Landlord's part to be performed, shall not be construed as a waiver of any term, covenant or condition, or prevent a subsequent act which would have originally constituted a violation of the provisions of this Lease from having all of the force and effect of an original violation of the provisions of this Lease. The payment by Tenant of Fixed Rent or any other item of Rent or the performance of any obligation of Tenant hereunder with knowledge of any breach by Landlord of any covenant of this Lease shall not be deemed a waiver of such breach, and payment of same by Tenant shall be without prejudice to Tenant's right to pursue any remedy against Landlord in this Lease provided.

                                   ARTICLE 23

                             WAIVER OF TRIAL BY JURY

      Section 23.1 It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

      Section 23.2 It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the Premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, except, however, for any mandatory counterclaim required by applicable court rules.

                                   ARTICLE 24

                                    SERVICES

      Section 24.1 (A) For purposes of this Lease, "Business Hours" shall mean normal Building operation hours of 8:00 A.M. to 6:00 P.M. on weekdays, and "Business Days" shall mean Monday through Friday, except for those days designated as legal holidays by the Federal government or by the State of New Jersey.

            (B) For so long as this Lease shall remain in effect, Landlord shall provide:

                  (1) twenty-four (24) hour a day, seven (7) days a week access to the Building and the Premises, subject, however, to Landlord's reasonable security requirements, which shall include (a) initially, a computer controlled card access system to the Building's elevator lobby, which card access system may be modified, altered or changed by Landlord, as required during the Lease term, upon reasonable advance notice to Tenant;

                  (2) a security guard in the Building twenty-four (24) hours a day, seven (7) days a week;

                  (3) a concierge service in the Building lobby during Business Hours on all Business Days, and on Saturdays from 8:00 A.M. to 12:00 Noon;

                  (4) it is agreed and understood that if Tenant uses and occupies the Premises on non-Business Days or after Business Hours on Business Days and requests that Landlord provide Building services to Tenant that are otherwise not required to be provided by Landlord hereunder during such periods of time, including making Building personnel available to Tenant on non-Business Days or after Business Hours on Business Days, respectively, as the case may be, Tenant agrees, at its own cost and expense, to reimburse Landlord, as Additional Rent in accordance with Section 2.1(C), for all of Landlord's fees, costs and expenses in providing such Building services to Tenant and/or in having such Building personnel available to Tenant; provided, however, that where more than one (1) tenant in the Building shall require any services during such periods of time, the fees, costs and expenses in providing such Building services shall be equitably apportioned between or among such tenants except as otherwise expressly provided in this Article 24;

                  (5) (a) passenger elevator service to the Premises (it being agreed that one (1) passenger elevator shall be available to service the Premises by February 1, 2000 and six (6) passenger elevators shall be available to service the Premises from and after May 1, 2000 throughout the Term); provided, however, that during non-Business Hours and on non-Business Days Landlord shall not be required to operate more than one (1) passenger elevator in the Building to serve the Premises;

                        (b) freight elevator service to the entire Building on a "first come, first served" basis on Business Days during Business Hours (less one (1) hour for lunch), and on a reservation, "first come, first served" basis after Business Hours on Business Days and at any time on non-Business Days; it being agreed and understood that if Tenant shall use the freight elevators serving the Premises after Business Hours on Business Days or on any non- Business Days, Tenant shall pay Landlord for such use, as Additional Rent in accordance with Section 2.1(C). The rate for such use for the twelve (12) month period commencing with the Rent Commencement Date shall be as set forth on Exhibit J annexed hereto and made a part hereof, which rate shall thereafter be subject to increases in accordance with Section 24.7 hereof; it being further agreed and understood, however, that Landlord shall make available to Tenant the use of the freight elevator or hoist without payment by Tenant of any fee, cost or expense, during Tenant's performance of its Initial Alterations and its initial moving-in of its furniture, installations and equipment to the Premises, even if such use occurs on non- Business Days or after Business Hours on Business Days; and

                        (c) use of the loading dock on a "first come, first served" basis on Business Days during Business Hours, upon reasonable prior notice to Landlord (which may be given orally to the Building management office).

                  (6) heating to the Building as described in Section 24.2 below and ventilation and air conditioning to the Premises as described in
      Section 24.3 below;

                  (7) water for ordinary drinking, cleaning and lavatory purposes, but if Tenant uses or consumes water for any other purpose or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent, as and when bills are rendered by Landlord; Tenant shall pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the Property of which they are a part pursuant to any Legal Requirement made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system; and the bill rendered by Landlord for the above shall be based upon Tenant's consumption and shall be payable by Tenant, as Additional Rent in accordance with Section 2.1(C);

                  (8) Building-standard cleaning services on Business Days, which cleaning services shall be as described on Exhibit C annexed hereto and made a part hereof, or substantially the same as those described on Exhibit C, (which cleaning services shall not include any additional cleaning services required as a result of the storage, preparation, service or consumption of food or beverages in portions of the Premises); provided, however, that the Premises are kept in neat order and condition by Tenant; it being agreed and understood by Tenant that:
      (a) Tenant shall pay Landlord the cost of removal of any of the Tenant's refuse and rubbish from the Building beyond normal office requirements;
      (b) Tenant, at Tenant's sole cost and expense, shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, rodents or roaches regularly and, in addition, whenever there shall be evidence of any infestation, any such exterminating shall be done at Tenant's sole cost and expense, in a manner satisfactory to Landlord, and by persons approved by Landlord; (c) if Tenant shall perform any cleaning services in addition to the Building-standard cleaning services, Tenant shall employ the cleaning contractor providing cleaning services to the Building on behalf of Landlord or such other cleaning contractor as shall be reasonably approved by Landlord subject, however, to Tenant's compliance with the terms and provisions of Section 4.4(C) of this Lease; and (d) Tenant shall comply with any recycling program and/or refuse disposal program (including, without limitation, any program related to the recycling, separation or other disposal of paper, glass or metals) which Landlord shall impose or which shall be required pursuant to any Legal Requirements.

Notwithstanding anything to the contrary contained in this Section 24.1(B), Landlord will not be obligated to provide any services which require Tenant to be billed separately therefor as long as an Event of Default shall exist and be continuing under this Lease.

      Section 24.2 (A) Landlord shall, as part of Landlord's performance by itself and its contractor(s) of the "Base Building Work" (as such term is hereinafter defined in Section 36.1(B) hereof) install or cause to be installed on each floor of the Premises, a perimeter electric base board heating system. Such base board electric heating system, together with all machinery, equipment and infrastructure required to operate the same, is collectively called the "Heating System".

            (B) Except for those charges payable by Tenant under subparagraph
(C) following, the electric energy required to operate the Heating System in the Premises shall be measured by the Building's electric meter and shall be included within Operating Costs as part of the Building's electric usage, as to which Tenant shall be required to pay Tenant's Operating Share.

            (C) During Business Hours of Business Days, Landlord shall furnish, at no cost or expense to Tenant, sufficient heat to the Premises through the Heating System to meet the criteria set forth on Exhibit D annexed hereto and made a part hereof. Tenant hereby agrees that if Tenant requires the provision of heat to the Premises at times other than on Business Hours of Business Days, Landlord will, upon reasonable advance notice from Tenant, operate the Heating System to provide such heat to Tenant and furnish such heat to the Premises. Tenant shall pay Landlord, as Additional Rent in accordance with Section 2.1(C), for all Landlord's costs and expenses required to operate the Heating System, including any electric energy charges, to furnish Tenant and the Premises with such non-Business Hours/Business Days heat. The rate for such costs and expenses for the twelve (12) month period commencing with the Rent Commencement Date shall be as set forth on Exhibit J, which rate shall thereafter be subject to increases in accordance with Section 24.7 hereof. Where more than one tenant in the Building shall be using the Heating System during such non-Business Hours/Business Days, the costs and expenses thereof shall be apportioned between or among such tenants based on the number of tenants requesting the Heating System.

      Section 24.3 (A) In addition, as part of the Base Building Work, Landlord shall install or cause to be installed on each floor of the Premises, two (2) seventy (70) ton packaged water cooled, variable air volume "VAV" air conditioning units which are designed to meet the ventilating and air conditioning criteria also set forth on said Exhibit D. Such water cooled, VAV air conditioning units, together with all machinery, equipment and infrastructure required to operate the same, are collectively called the "A/C System". Each unit of the A/C System shall include a heating coil.

            (B) Tenant shall be responsible, at Tenant's sole cost and expense, to pay for all electric energy consumed in the use and operation of the A/C System. Landlord shall, as part of the performance of the Base Building Work, connect the A/C System to Tenant's electric check meter as more particularly described in Article 13 of this Lease, in order to measure Tenant's consumption of electric energy in Tenant's use of the A/C System. Each tenant in the Building will be billed in the same manner as provided herein.

            (C) During Business Hours of Business Days, Landlord shall furnish, at no cost or expense to Tenant, sufficient quantities of condenser water from Landlord's cooling tower equipment located on the roof of the Building, required to operate the A/C System to meet said criteria. The Landlord's cooling tower equipment, together with the pipes, machinery and other equipment required to transport the condenser water from such machinery on the roof of the building to Tenant's A/C System is called the "Building Condenser Water System".

            (D) Tenant hereby agrees that if Tenant operates the A/C System at times other than during Business Hours of Business Days, then Tenant shall be required to reimburse Landlord, as Additional Rent in accordance with Section 2.1(C), for (i) all condenser water supplied by Landlord to Tenant to operate the A/C System during such time, and (ii) all additional costs incurred by Landlord to operate Tenant's A/C System and the Building Condenser Water System. The rate for such costs and expenses for the twelve (12) month period commencing with the Rent Commencement Date shall be as set forth on Exhibit J, which rate shall thereafter be subject to increases in accordance with Section 24.7 hereof. Where more than one tenant in the Building shall be using the Building Condenser Water System to service the A/C System in such tenant's premises during such non-Business Hours/Business Days, the costs and expenses thereof shall be apportioned between or among such tenants according to the number of mechanical equipment rooms being used by such tenants. In addition, the wear and tear on, additional maintenance to, and depreciation of, the Building Condenser Water System from Tenant's use of the A/C System other than during Business Hours of Business Days, as determined by Landlord with reasonable specificity, shall be included within Operating Expenses.

            (E) Tenant shall have the right to install supplemental air-cooled air conditioning systems servicing all or part of the Premises which shall include the right to install louvered vents through the Building wall and facade to the exterior, at a location and in accordance with a design (taking into account, inter alia, aesthetic considerations) to be reasonably approved by Landlord and otherwise in accordance with the terms of Article 4.

      Section 24.4 (A) Landlord has advised Tenant that the Heating System and the A/C System, respectively, have been designed to permit Tenant to obtain from Landlord the volume, quantity and level of cooled and/or ventilated air meeting the criteria described on Exhibit D, based on normal office occupancy and building-standard use of the Premises for the Permitted Use, including the installation of normal electrical or business equipment therein.

            (B) If Tenant uses and/or occupies the Premises other than for the Permitted Use, and/or alters or improves the Premises other than in accordance with the approved plans for Tenant's Initial Alterations, and/or installs the distribution portions of either System so that the Systems cannot operate on an optimum basis as designed, and/or installs business or electrical equipment in excess required for normal office occupancy, and/or if Tenant and/or its agents and employees tampers with, adjusts, or in any way or manner adversely affects the equipment, machinery and/or mechanical installations comprising each System, and /or if Tenant fails to comply with Landlord's reasonable written rules and regulations for the operation of each System, so as to maximize its rating efficiency and the ability to meeting the performance and criteria set forth on Exhibit D hereof, respectively, as the case may be, Landlord shall not be responsible for the improper functioning of any System as provided on Exhibit D, as a result of any of the foregoing circumstances or failures.

      Section 24.5 Landlord, throughout the Term of this Lease, shall have unrestricted access to any room located within or adjacent to the Premises, in which machinery and equipment either (1) comprising the Heating and A/C Systems, or (2) required to operate the same, is located. Landlord agrees that any such access shall be undertaken in a manner which minimizes, to the extent reasonably practicable, any interference with Tenant's business operations in the Premises.

      Section 24.6 (A) Landlord reserves the right to stop all or some of the Building Systems and Building services, including the cleaning and elevator services, as aforesaid, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord, for as long as may be reasonably required by reason thereof. Landlord agrees however, that at least one (1) elevator (whether passenger or freight) shall be kept in service at all times during any such cessation of Building Systems or Building services. Notwithstanding the foregoing, Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply and/or operate Heating, A/C, elevator, electrical, plumbing or other Building Systems when prevented by Unavoidable Delays or by any Legal Requirement of any Legal Authority or due to the exercise of its right to stop service as provided in this Article 24, but Landlord hereby agrees that any such stoppage of Building services or any such repair, alteration, replacement or improvement work shall be undertaken and/or performed in a manner which minimizes, to the extent reasonably practicable, any interference with Tenant's business operations in the Premises.

            (B) The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, except as is otherwise expressly set forth in Section 25.2 below.

      Section 24.7 Landlord agrees that increases in the rates for use of the freight elevator, Heating System or A/C System during non-Business Hours or on non-Business Days as set forth on Exhibit J annexed hereto shall be limited to increases in the actual costs incurred by Landlord.

                                   ARTICLE 25

                   INABILITY TO PERFORM; INDEPENDENT COVENANTS

      Section 25.1 This Lease and the obligations of Tenant to pay Rent hereunder and perform all of the other terms, covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, or to supply or is delayed in supplying any service expressly or implied to be supplied, or is unable to make, or is delayed in supplying any repair, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or by accident, or by any cause whatsoever beyond Landlord's reasonable control, including but not limited to, laws, government preemption in connection with a national emergency or by reason of any Legal Requirement of any Legal Authority or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or when, in the reasonable business judgment of Landlord, temporary interruption of such services is necessary by reason of the conditions of supply and demand which have been or are affected by war or other emergency (collectively, "Unavoidable Delays").

      Section 25.2 (A) Except as is otherwise expressly set forth in Section 25.2(B) below, it is expressly understood that no such inability or delay in either the performance of obligations or the supply of services on the part of Landlord to be performed and/or supplied in this Lease provided, as the case may be, which results from or is due to any of the reasons set forth above in
Section 25.1, or any other reason beyond Landlord's reasonable control, shall constitute a constructive eviction, and that Landlord shall not be liable to Tenant in damages, nor shall Tenant be entitled to make any claims for or be entitled to any abatement in the payment of Fixed Rent or additional rent, in the event of such inability or delay.

            (B) Notwithstanding the foregoing provisions of this Article 25 or other provisions of this Lease, in the event that (i)(a) there shall be an interruption or suspension of the furnishing or supply of services from Landlord to Tenant hereunder due to an act or omission of Landlord or its agents, employees or contractors (expressly excluding acts or omissions of any utility company servicing the Building) which shall materially impair the operation of Tenant's business in the Premises and render all or any part of the Premises inaccessible or untenantable (a "Service Interruption") or (b) the performance of repairs, alterations, additions or improvements in the Premises or the Building by Landlord or its agents, employees or contractors shall materially impair the operation of Tenant's business in the Premises and render all or any part of the Premises inaccessible or untenantable and such repairs or other work is not necessitated by the acts or omissions of Tenant or its contractors, licensees, agents, servants, invitees or employees (a "Work Interruption"), and
(ii) such Service Interruption or Work Interruption, whichever, is applicable, shall continue in excess of five (5) consecutive Business Days (a Service Interruption or Work Interruption that satisfies all of the foregoing conditions being hereinafter referred to as a "Material Interruption"), then, as Tenant's sole remedy in connection with such Material Interruption, Tenant shall be entitled to an abatement of Fixed Rent (based upon the rentable square footage of the Premises which is untenantable or inaccessible as a result of the Material Interruption) payable pursuant to Article 2 hereof for the period which shall begin on the sixth (6th) consecutive day of such Material Interruption and which shall end on the earlier of the day on which (a) such Material Interruption shall cease or (b) Tenant shall recommence the use of the affected portion of the Premises for the normal conduct of its business. In the event that Landlord and Tenant are unable to agree as to the foregoing matters referred to above in this Section 25.2(B), either party shall have the right to refer their dispute or disagreement, as to the matter in question, to resolution by arbitration in accordance with the provisions of Article 34 of this Lease.

                                   ARTICLE 26

                                BILLS AND NOTICES

      Section 26.1 Except as otherwise expressly set forth in this Lease, any bill, statement, notice, consent, demands, requests or communication (each, as used in this Lease and in this Article 26, a "notice") which are required to be given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if (A) delivered by hand (against a signed receipt), (B) sent by registered or certified mail (return receipt requested), (C) by nationally recognized overnight courier, or (D) sent by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed as follows:

                  (1) if to Tenant (a) at 114 West 47th Street, New York, New York 10036 Lease, Attn.: Mr. Richard E. Morgan, Senior Vice President, or
      (b) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, in each case with a copy to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005 Attn.: Barbara Block Brown, Esq.; or

                  (2) if to Landlord at 2 Sixth Street, Jersey City, New Jersey,
      Attn.: Richard S. LeFrak, Esq., and with copies to (x) Howard L. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, (y) Sills, Cummis, Radin, Tischman, Epstein & Gross, P.A., One Riverfront Plaza, Newark, New Jersey 07102, Attn: Ted Zangari, Esq., and (z) each Mortgagee and Lessor which shall have requested same, by notice given in accordance with the provisions of this Article 25 at the address designated by such Mortgagee or Lessor;

or to such other addressees as Landlord, Tenant or any Mortgagee or Lessor may designate as its new addressees) for such purpose by notice given to the other in accordance with the provisions of this Article 26.

      Section 26.2 Any such notice shall be deemed to have been rendered or given on the date when it shall have been hand delivered, three (3) Business Days from when it shall have been mailed as provided in this Article 26, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Anything contained herein to the contrary notwithstanding, any Operating Statement, Tax Statement or any other bill, statement, consent, notice, demand, request or other communication from Landlord to Tenant with respect to any item of Rent (other than any default notice) may be sent to Tenant by regular United States mail or by facsimile transmission.

      Section 26.3 A notice may be given by a party hereto or on such party's behalf by its attorneys or, in the case of Landlord, by Landlord's managing agent.

                                   ARTICLE 27

                              CONSTRUCTION OF LEASE

            The following terms shall be construed as follows:

            (A) the term "office", or "offices", as used in this Lease, shall mean the use of the Premises only for the Permitted Use and shall prohibit the use of the Premises for any use as a store or stores, for any retail use, or for the sale or display, at any time, of good, wares or merchandise of any kind, or for any Restricted Use;

            (B) the term "Landlord", as used in this Lease, shall mean a landlord or lessor, and as used in this Lease means only the Landlord, or the holder of the Mortgagee in possession, for the time being of the Property (or the Lessor under a Superior Lease of the Building and/or of the Property and the Building, respectively) of which the Premises is a part, so that in the event of any sale(s) of the Property and/or the Building or of such Superior Lease, respectively as the case may be, or in the event of a Superior Lease of the Building and/or of the Property, respectively as the case may be, the landlord at the time in question (but not any Guarantor under the Lefrak Guaranty) automatically shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder arising after the date of the transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the Lessor under the Superior Lease of the Building and/or of the Property and the Building, respectively, that the purchaser or the Lessor under the Superior Lease of the Building and/or the Property and the Building, respectively, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder; provided, however, that if the purchaser involved in such sale or the transferee of the Landlord's interest, respectively, shall have agreed with Landlord to assume all of Landlord's covenants and obligations under this Lease arising prior to the date of such sale or transfer (the "Assumption"), and a copy of the Assumption is delivered to Tenant, then Landlord shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder;

            (C) the terms "Landlord shall have no liability to Tenant" or "the same shall be without liability to Landlord (or Landlord)" or "without incurring any liability to Tenant therefore", respectively as used in this Lease, shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution in the payment of Rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered, or to enforce any other right or kind of liability whatsoever against Landlord, under or with respect to this Lease or with respect to Tenant's use or occupancy of the Premises;

            (D) the term "Tenant", as used in this Lease, shall mean Tenant herein named or any permitted assignee or other successor in interest (immediate or remote) of Tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease;

            (E) the term "person", as used in this Lease, shall mean a natural person or persons, a corporation, a partnership, an association, a joint venture, an estate, a trust or any other legal entity;

            (F) the terms "herein", "hereof" and "hereunder", and words of similar import, as used in this Lease, shall be construed to refer to this Lease as a whole, and not to any particular Article or paragraph, unless expressly so stated;

            (G) the term "and/or" when applied to one or more matters or things, as set forth in this Lease, shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question; and

            (H) the terms "re-enter" and "re-entry", as used in this Lease, are not restricted to their technical legal meanings.

                                   ARTICLE 28

                          ADJACENT EXCAVATION; SHORING

            If an excavation shall be made upon land adjacent to the Property and the Building, or shall be authorized to be made, respectively, as the case may be, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent hereunder.

                                   ARTICLE 29

                              RULES AND REGULATIONS

      Section 29.1 Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the rules and regulations as set forth on Exhibit E annexed hereto and made a part hereof, and such other and further reasonable rules and regulations as Landlord or Landlord's agent(s) may from time to time adopt (such existing rules and regulations, as supplemented by any further rules and regulations, as aforesaid, are collectively called the "Rules and Regulations").

      Section 29.2 In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to arbitration as provided in Article 34 hereof. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within ten (10) days after the giving of notice thereof.

      Section 29.3 Landlord agrees that it shall enforce the Rules and Regulations uniformly against all tenants of the Building. Landlord shall not be liable to Tenant for violations of any Rules and Regulations by any other tenant, its servants, employees, agents, visitors or licensees. No Rules or Regulations shall increase the amount of Fixed Rent hereunder or increase Tenant's other monetary obligations or materially reduce Tenant's rights under this Lease nor shall Tenant be required to comply with any Rules or Regulations which prevent Tenant from using the Premises for the Permitted Uses hereunder. In the event of any conflict between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall govern and control.

                                   ARTICLE 30

                                SECURITY DEPOSIT

      Section 30.1 If, after the date hereof, Tenant (including any successor to Tenant described in Section 12.12 of this Lease) shall deposit with Landlord a sum of money as security for the full and faithful performance and due observance by Tenant of the terms, covenants, agreements, provisions and conditions of this Lease (the "Security Deposit"), it is agreed that if an Event of Default shall occur under this Lease, including, but not limited to, the payment of Fixed Rent and Additional Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Tenant is in default, hereunder, or for any sum which Landlord may expend or may be required to expend by reason of such Event of Default, including, but not limited to, any damages or deficiency in the re- letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.

      Section 30.2 In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, agreements and conditions of this Lease, the Security Deposit shall be returned to Tenant after the Expiration Date and after delivery of entire possession of the Premises to Landlord in the manner and within the time period set forth in Article 1 of this Lease.

      Section 30.3 In the event of a sale of the Property and/or the Building, or the leasing of the Property and/or the Building, respectively, as the case may be, Landlord shall have the right to transfer the then amount of the Security Deposit to the vendee or lessee in question, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit. Tenant agrees to look solely to the new Landlord for the return of the Security Deposit; it being agreed and understood that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord hereunder.

      Section 30.4 Tenant covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit, and that neither Landlord, nor its successors or assigns, shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                   ARTICLE 31

                                     BROKER

      Section 31.1 (A) Each party represents and warrants to the other that it has not dealt with any broker or other person in connection with this Lease except as set forth in this Article 31.

            (B) Landlord's exclusive rental agent for the Building and its broker for this Lease, whom Tenant recognizes as Landlord's exclusive rental agent and broker, is Cushman & Wakefield, Inc. and Cushman & Wakefield of New Jersey, Inc. (collectively, "C&W"), and Landlord shall pay C&W its commission pursuant to separate agreement.

            (C) Tenant represents that it has engaged and dealt with Julien J. Studley, Inc. and its Vice Chairman, Mr. Donald Schnabel, as its broker for this Lease (the "Tenant's Broker"), whom Landlord recognizes as the Tenant's Broker, and Landlord shall pay Tenant's Broker its commission pursuant to separate agreement.

            (D) The execution and delivery of this Lease by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty.

      Section 31.2 (A) Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any person (other than C&W and Tenant's Broker) who shall claim to have dealt with Tenant in connection with this Lease and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

            (B) Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person (including C&W and Tenant's Broker) who shall claim to have dealt with Landlord in connection with this Lease and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

      Section 31.3 The provisions of this Article 31 shall survive the Expiration Date.

                                   ARTICLE 32

                                    CONSENTS

            Wherever it is specifically provided in this Lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a response, it shall so notify the other party within ten (10) days after receipt of such response, or, in case such response is not received, within twenty (20) days after making its request for the response. Tenant hereby waives any claim for damages against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent. Tenant agrees that its sole remedy in any such case shall be an action or proceeding to enforce the relevant provision of this Lease by specific performance, injunction or declaratory judgment. Notwithstanding anything to the contrary provided in this Lease, in any instance where the consent of the Lessor and/or the Mortgagee is required, Landlord shall not be required to give its consent until and unless such Lessor or Mortgagee has given its consent. Landlord agrees to seek the consent of such Lessor and/or Mortgagee if Landlord would otherwise consent in such instance.

                                   ARTICLE 33

                              ESTOPPEL CERTIFICATES

      Section 33.1 (A) From time to time during the Term, within fourteen (14) days following receipt by Tenant of Landlord's request therefor, Tenant shall deliver to Landlord or its designee, which may include, but not be limited to, a purchaser of the Land and/or the Building, a Mortgagee or Lessor, respectively, at no cost or expense to Landlord, a written statement executed and acknowledged by Tenant, in form satisfactory to Landlord stating: (1) that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all such modifications); (2) the date to which the Fixed Rent, and Additional Rent and other items of Rent hereunder have been paid, together with the amount of the monthly Fixed Rent then payable; (3) whether or not, to the best knowledge of Tenant, Landlord is in default hereunder, and setting forth the specific nature of all such defaults, if any; (4) the amount (or remaining balance) of the Security Deposit, if any, under this Lease; (5) whether there are any subleases affecting the Premises; (6) the address to which all notices and communications to Tenant under the Lease are to be sent; (7) the status of Landlord's obligations under Section 1.1 and Article 36 of this Lease in reasonable specificity; and (8) any other matters reasonably requested by Landlord and related to this Lease.

            (B) Tenant acknowledges that any statement delivered pursuant to this Article 33 may be relied upon by any purchaser or landlord of the Land and/or the Building, or Landlord's interest in the Land and/or the Building and/or by any Lessor or by any Mortgagee, or by any assignee of a Mortgagee or Lessor, respectively, as the case may be.

      Section 33.2 From time to time, within fourteen (14) days next following receipt by Landlord of Tenant's request therefor, Landlord shall deliver to Tenant at no cost or expense to Tenant, a written statement executed and acknowledged by Landlord, in form satisfactory to Tenant stating: (A) that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications); (B) the date to which the Fixed Rent, all Additional Rent and any other items of Rent hereunder have been paid, together with the amount of the monthly Fixed Rent then payable; (C) whether or not, to the best knowledge of Landlord, Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults, if any; (D) the amount (or remaining balance) of the Security Deposit, if any, under this Lease; and (E) any other matters reasonably requested by Tenant and related to this Lease.

                                   ARTICLE 34

                                   ARBITRATION

      Section 34.1 Either party may request arbitration in accordance with this
Article 34 of any provision of this Lease in dispute wherein arbitration is expressly stated in such provision as the appropriate remedy for such dispute, except however, for any arbitration of matters in dispute with respect to the determination of Fair Market Value, which arbitration shall be conducted in accordance with the provisions of Section 2.7(B) of this Lease. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the name and address of the person designated to act as an arbitrator on its behalf.

      Section 34.2 Within fifteen (15) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as an arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator within the aforesaid time period, then subject to the provisions of
Section 34.5, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment.

      Section 34.3 The two arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed, and shall conduct such hearings and investigations as they may deem appropriate. If within thirty (30) days after the second arbitrator is appointed, the two (2) arbitrators shall not agree upon the question in dispute, they shall together appoint a third arbitrator. In the event the two arbitrators are unable to agree upon such appointment within forty
(40) days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree to such selection within a further period of ten (10) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization thereto) in accordance with its commercial arbitration rules then prevailing, or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court of the State of New Jersey (or any other court having jurisdiction and exercising functions similar to those now exercised by said court) for the appointment of such third arbitrator.


      Section 34.4 The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and, within thirty (30) days of this designation, render an independent decision of the matter in dispute, which decision shall be conclusive and binding upon the parties. Each arbitrator chosen or appointed pursuant to this Article 34 shall be a disinterested person having at least ten (10) years real estate experience as an arbitrator in the particular matter in dispute.

      Section 34.5 If Tenant gives notice requesting arbitration, Tenant shall simultaneously serve a duplicate of the first notice on the Mortgagee and each Lessor. If Landlord fails to appoint an arbitrator within fifteen (15) days after the giving of the first notice by Tenant, such Mortgagee or Lessor shall have an additional period of ten (10) days within which to appoint the second arbitrator, who shall thereupon be recognized in all respects as if he had been appointed by Landlord.

      Section 34.6 The arbitration shall be conducted, to the extent consistent with this Article

34, in the State of New Jersey, in either Bergen, Hudson or Essex Counties, in accordance with the commercial arbitration rules then prevailing of the American Arbitration Association (or any successor organization thereto). Such decision shall be in writing and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrator(s) shall not add to, subtract from, or otherwise modify the provisions of this Lease.

      Section 34.7 If for any reason whatsoever the written decision and award of the arbitrator(s) shall not be rendered within the time periods specified in this Article 34, then at any time thereafter, either party may apply to the Supreme Court of the State of New Jersey, or to any other court having jurisdiction and exercising the functions similar to those now exercised by such Court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this Lease. Each party shall pay the fees and expenses of the arbitrator appointed by or for such party. The fees and expenses of the third arbitrator (if appointed), and all other expenses of the arbitration shall be borne by the parties equally.

                                   ARTICLE 35

                 INTENTIONALLY DELETED PRIOR TO LEASE EXECUTION

                                   ARTICLE 36

             LANDLORD'S PERFORMANCE OF THE LANDLORD'S WORK; TENANT'S
         PERFORMANCE OF THE TENANT'S INITIAL ALTERATIONS AND LANDLORD'S
           PAYMENT OF LANDLORD'S CONTRIBUTION TOWARDS SUCH TENANT WORK

      Section 36.1 (A) Landlord and/or its contractor(s) shall perform, or cause the performance of all work, and shall install or cause to be installed all of the material, supplies, machinery, equipment and infra-structure required for the construction and "substantial completion" (as defined in Section 36.8 below) of the Building in accordance with those certain plans and specifications thereof (collectively, the "Building Plans"), which Building Plans are also more particularly set forth on Schedule 1 annexed hereto and made a part hereof (the "Building Plans Work").

            (B) In addition, Landlord and/or its contractors shall perform or cause the performance of, and shall install or cause the installation in the Building and the Premises of that certain work, materials, equipment, machinery and/or improvements more particularly set forth on Schedule 2 annexed hereto and made a part hereof (the "Base Building Work").

            (C) The Building Plans Work and the Base Building Work are collectively called the "Landlord's Work". Each phase of the Base Building Work consisting of Phase 1 Base Building Work and Phase 2 Base Building Work (as described in Schedule 2) is called a "Phase".

      Section 36.2 Provided this Lease shall then be in full force and effect and no Event of Default shall have occurred hereunder, Landlord agrees to commence, or cause the commencement of the performance of the Landlord's Work promptly after receipt by Landlord of all required permits and/or approvals from the Buildings Department or any other applicable Legal Authority allowing for the commencement and performance of the Landlord's Work. Landlord furthers agrees to expeditiously perform, or cause the Landlord's Work to be expeditiously performed to "substantial completion" in a Building-standard manner, as soon as is reasonably practicable after the occurrence of the aforementioned events. In the event the Phase 2 Base Building Work is not "substantially completed" such that Tenant cannot obtain a Certificate of Occupancy for the Premises by the Rent Commencement Date (and not as a result of Tenant Delays) then for each day beyond the Rent Commencement Date that such Certificate of Occupancy cannot be obtained as a result of Landlord's failure to "substantially complete" the Phase 2 Base Building Work and not as a result of any Tenant Delays, Tenant shall receive a day-for-day postponement of the Rent Commencement Date.

      Section 36.3 In connection with Landlord's performance of the Landlord's Work, Tenant hereby acknowledges and agrees that:

            (A) Landlord shall have the right to perform or cause the performance of the Landlord's Work by itself or by any contractor(s) or subcontractor(s) selected by Landlord (including, but not limited to, any affiliate(s) of Landlord);

            (B) Landlord shall have the right to use, in the performance of the Landlord's Work, facilities, materials, equipment and supplies of a manufacturer, design, capacity, finish and color of the standard adopted by Landlord for the Building or as provided or specified by the Building Plans, provided, however, if such facilities, materials, equipment and supplies, as required or as specified by the Building Plans are not then available, Landlord shall have the right to substitute the same with like type items and items of approximately the same cost as the unavailable facility, material, equipment or supply; and

            (C) Landlord shall be permitted to take all materials and equipment into and upon the Premises that may be required for the performance of any portion of the Landlord's Work, respectively, without the same constituting an eviction or constructive eviction of Tenant, in whole or in part.

      Section 36.4 (A) Unless Landlord or its contractor(s) or subcontractor(s) shall otherwise elect, Landlord and its contractor(s) shall be required to perform all Landlord's Work only during Business Hours of Business Days.

            (B) Tenant may perform its Tenant's Initial Alterations during the Phase 1 Base Building Work, provided that such Tenant's Initial Alterations do not interfere with the performance by Landlord or its contractor(s) of the Phase 1 Base Building Work. Accordingly, Tenant, Landlord and their respective agents, employees and contractors, shall cooperate and avoid any interference (at Landlord's direction) with the other respective contractors, laborers, material suppliers and other parties performing such completion of the Landlord's Base Building Work and Tenant's Initial Alterations, respectively, in order to ensure the timely and efficient completion of the Landlord's Base Building Work and Tenant's Initial Alterations and the avoidance of any unnecessary delays.

            (C) Landlord shall use commercially reasonable efforts to perform and complete its Phase 2 Base Building Work so as not to interfere with the Tenant's steady progress of completing its Tenant's Initial Alterations.

      Section 36.5 (A) On the date of "substantial completion" of the Phase l Base Building Work and on the date of "substantial completion" of the Phase 2 Base Building Work, respectively, Landlord shall provide Tenant with a written notice thereof by facsimile transmission (each, a "Substantial Completion of Work Notice"), each of which Substantial Completion of Work Notices shall include the date (the "Substantial Completion Date") on which Landlord shall have "substantially completed" each Phase of the Base Building Work, respectively, as hereinafter provided. Each notice shall be accompanied by a letter from Landlord's architect (who may be an in-house architect) certifying "substantial completion" of the particular Phase of Base Building Work. In the event that Tenant disputes that the work performed by Landlord and/or its contractors in either Phase has not been "substantially completed", Tenant shall notify Landlord of such dispute within ten (10) days after the date of the particular Substantial Completion of Work Notice for such Phase of the work, and the parties will promptly submit such dispute to expedited arbitration pursuant to Article 34. If it is determined by arbitration that the Phase 1 Base Building Work was not "substantially completed" by the date set forth in the applicable Substantial

Completion of Work Notice, then the Commencement Date shall be deemed to be the date on which the Phase 1 Base Building Work is determined to be substantially completed by the arbitrators. If it is determined by arbitration that the Phase 2 Base Building Work was not "substantially completed" by the date set forth in the applicable Substantial Completion of Work Notice, then the Rent Commencement Date shall be deemed to be the date on which the Phase 2 Base Building Work is determined to be substantially completed by the arbitrators, but in no event earlier than one hundred and eighty (180) days after the Commencement Date. Landlord shall also provide Tenant with a good faith estimate of the anticipated date of "substantial completion" of the Phase 1 Base Building Work at least sixty (60) days prior to such anticipated date.

            (B) Landlord shall be deemed to have performed all of its obligations with regard to "substantial completion" of the Building Plans Work and the Base Building Work, respectively, as of delivery of the Substantial Completion of Work Notice for the Phase 2 Base Building Work, and Tenant's taking of possession of the Premises for its use and/or occupancy at such time shall be deemed conclusive evidence as against Tenant that, as of the Substantial Completion Date for the Phase 2 Base Building Work, the Premises, the Building and the Property were in good and satisfactory condition and that all Landlord's Work was substantially completed, unless within thirty (30) days after the Phase 2 Base Building Work has been substantially completed, Tenant shall give written notice to Landlord (the "Tenant's Repair Notice") specifying the respects in which Landlord or its contractor(s) has not performed any of its obligations hereunder with respect to Landlord's Work. Notwithstanding the foregoing, Tenant shall have nine (9) months from the Rent Commencement Date to provide a Tenant's Repair Notice with respect to any latent defects in the Premises.

            (C) Landlord shall, with due diligence and dispatch and as promptly as is reasonably practicable after receipt of the Tenant's Repair Notice, repair or cause the repair of any defective portion(s) of the Landlord's Work and shall fully complete any incomplete or defective portion of the Landlord's Work during Business Hours on Business Days and with contractor(s) selected by Landlord. In no event shall Landlord be liable or obligated to incur any overtime charges or overtime expenses regarding the performance of such repair work and/or completion work; provided, however, that if such defect in, or incomplete portion of the Landlord's Work unreasonably and materially interfere with Tenant's normal use and occupancy of the Premises for the Permitted Use, Landlord hereby agrees to perform, or cause the performance of, such repair or completion work at times other than during Business Hours of Business Days utilizing, if necessary, overtime services of Landlord's contractor(s). Further, Landlord agrees to cure and/or remove of record any violations filed against or existing as to the Landlord's Work (except, however, for those which have been caused by Tenant's Work contractor(s)) if Tenant is unable to obtain any permits or approvals for the performance of its Initial Alterations or is otherwise unable to occupy the Premises for the Permitted Use, and Tenant has so advised Landlord of this fact, in writing.

      Section 36.6 Tenant hereby waives the provisions of any present or future law statute or Legal Requirement which provide additional rights and remedies Tenant hereby agreeing that the provisions of this Article 36 are in lieu thereof and shall govern and control to the maximum extent legally permissible.

      Section 36.7 Landlord represents that the Building shall be constructed and the Building and Property shall be maintained in accordance with the terms and conditions of the Newport Development Project Phase II Construction Activities Remedial Plan, dated August 1995, and shall be maintained in accordance with the terms and conditions of the Newport Development Project Phase III Post Construction Remedial Plan, dated July 1995, both prepared for the Jersey City Redevelopment Agency by Dresdner Robin Environmental Management, Inc., and as the same may further modified, supplemented, amended or replaced (collectively, the "Newport Remedial Plan"). Tenant acknowledges that it has received a copy of the Newport Remedial Plan. In addition, Landlord shall use commercially reasonable efforts to have the Building comply with "Y2K" requirements.

      Section 36.8 For purposes of this Lease, the terms "substantial completion", "substantially complete" or "substantially completed" shall mean, in the case of:

            (A) the Building Plans Work, that the Building Plans Work, or portions thereof shall have been completed substantially in accordance with the Building Plans listed on Schedule 1 and all Legal Requirements with respect to such items of work, including the completion of the construction of the Building's steel framework, facade, entryway, lobby area and roof, the installation of all outside windows, the installation of all Building Systems in operating condition ready to service the Premises, except, however, for (1) minor finishing, details of construction, decoration, mechanical adjustment or work, touch-ups and adjustments to the Base Plans Work which do not materially interfere with Tenant's ability to enter the Building and utilize the lobby and elevators for reasonable access, ingress and egress to and from the Premises and to perform the Tenant's Initial Alterations in the Premises, and (2) the performance of any base premises or other improvement work in other tenants' premises in the Building, and

            (B) each Phase of the Base Building Work, that such Phase of the Base Building Work, or portions thereof, shall have been completed substantially in accordance with Schedule 2 and all Legal Requirements with respect to such items of work, except, however, for minor finishing, details of construction, decoration, mechanical adjustment or work, touch-ups and adjustments which do not materially interfere with Tenant's ability to enter the Building and the Premises and utilize the outside sidewalks, the Building's lobby and elevators for reasonable access, ingress and egress to and from the Premises in order to
(i) with respect to the Phase 1 Base Building Work, commence the performance and/or to perform any of Tenant's Initial Alterations and (ii) with respect to the Phase 2 Base Building Work, otherwise use and/or occupy the Premises for the purposes as set forth in this Lease.

      Section 36.9 (A) Subject to Landlord's performance of Landlord's Work, Tenant shall accept possession of the Premises in the condition which shall exist on the Commencement Date "as is". Tenant hereby acknowledges and agrees that Landlord shall have no responsibility or obligation to (1) perform or cause to be performed any work, (2) supply any materials, (3) incur any expenses, (4) make any installations, (5) assist Tenant in the preparation of Tenant's plans for the performance of the Tenant's Initial Alterations (the "Final Tenant's Plans") or to assist Tenant in filing the same with the Buildings Department and/or any other Legal Authorities in order to obtain all other necessary approvals and/or permits required by Tenant to prepare the Premises for Tenant's use and occupancy (but Landlord hereby agrees to reasonably cooperate with Tenant in the signing of any necessary documents required to obtain the same, provided, however, Landlord incurs no liability, fee, cost or expense, and/or
(6) to obtain any Buildings Department and/or any other governmental approvals and/or permits in order to prepare the Premises for Tenant's use and occupancy, except, however, Landlord shall perform and substantially complete the Landlord's Work, as hereinabove provided, and shall make payment to Tenant of the "Landlord's Contribution" (as defined in clause (B) below) as hereinafter provided. Notwithstanding anything to the contrary herein contained, Landlord shall be obligated to cure any violation in the Base Building Work and/or perform any other work for which Landlord is responsible under the terms of the Lease in the event Tenant would be unable to obtain any necessary approvals or permits as a result of the existence of such violations or the non-performance of such work.

            (B) (1) Landlord hereby agrees to contribute up to the sum of $3,476,962.50 (the "Landlord's Contribution") towards the cost (including "hard" and "soft" costs) of Tenant's renovation, alteration and improvement work in the Premises comprising the Tenant's Initial Alterations, as shown on the Final Tenant's Plans, and the cost of Tenant's installation in the Premises, as part of such Tenant's Initial Alterations.

                  (2) All of Tenant's Initial Alterations shall be deemed to be Alterations and shall be performed in accordance with all of the terms and provisions of this Lease, including but not limited to, Article 4. Tenant shall have the right to bid the performance of the Tenant's Initial Alterations in accordance with Final Tenant's Plans, supervise the construction, and subject to Landlord's reasonable approval, select the contractor(s) and subcontractor(s) who will perform the Tenant's Initial Alterations. It is agreed and understood by Tenant that (a) Landlord's contractor(s) shall have the right to bid the performance of the Tenant's Initial Alterations, and (b) subject to Section 4.7, Tenant shall reimburse Landlord for its reasonable expenses incurred in connection with (i) the review and approval of the Final Tenant's Plans and (ii) the performance of Tenant's Initial Alterations.

                  (3) Landlord shall disburse Landlord's Contribution to Tenant, or at Tenant's direction to Tenant's contractor(s), as the case may be, in installments (to be paid by Landlord not more than once a month), such installments to be paid, as aforesaid, within thirty (30) days following receipt by Landlord of:

                        (a) a request for payment of Landlord's Contribution from Tenant;

                        (b) Tenant's or its contractor(s)' respective invoices for all work done and all supplies furnished in connection with such portion of Tenant's Initial Alterations for which payment is being requested, or receipted bills evidencing the expenditure of monies equal to such portion of Landlord's Contribution for which payment is being requested;

                        (c) a detailed breakdown of the aggregate cost of all of Tenant's Initial Alterations completed to date;

                        (d) affidavits(s) of payment for the most recently completed portion of Tenant's Initial Alterations executed by Mr. Richard E. Morgan, Senior Vice President of United States Trust Company of New York, or any other authorized officer of Tenant;

                        (e) certificates (i) from Tenant's architect, and (ii) if readily obtainable by Tenant after the exercise by Tenant of commercially reasonable efforts, from contractor(s) who have performed such portion of the Tenant's Initial Alterations, stating that (X) such portion of Tenant's Initial Alterations has been fully completed and (Y) such portion of Tenant's Initial Alterations was prosecuted substantially in accordance with the Final Tenant's Plans; and

                        (f) lien waivers from each contractor(s) or subcontractor(s) to the extent of the amount to be paid to such parties, which waivers may contain a condition that the effectiveness of such waivers shall be subject to the payment to the applicable contractor(s) or subcontractor(s) of the amount of the invoice accompanying such waiver.

                  (4) If Landlord does not pay any portion of Landlord's Contribution, Tenant may, at Tenant's option, apply any unpaid amount as a credit toward Tenant's rental obligations under this Lease. Upon the disbursement of the entire Landlord's Contribution, Landlord shall have no further obligation or liability whatsoever to Tenant for further disbursement of any portion of Landlord's Contribution to Tenant. It is expressly understood and agreed that Tenant shall complete, at its sole cost and expense, the Tenant's Initial Alterations, whether or not Landlord's Contribution is sufficient to fund such completion. If the actual cost of the Tenant's Initial Alterations shall be in excess of the amount of Landlord's Contribution, then the entire amount of such excess cost shall be paid solely by Tenant and Landlord shall be under no obligation to pay any such excess.

                  (5) Notwithstanding anything to the contrary contained in this Lease, Tenant hereby agrees that all of Tenant's Initial Alterations shall be deemed at all times during the Term to be the property of Landlord and not of Tenant, and shall, subject to ordinary wear and tear and damage by casualty, remain upon and be surrendered by Tenant with the Premises upon the Fixed Expiration Date or earlier termination of this Lease, and that Tenant shall not remove any of such Alterations from the Premises unless Landlord shall permit or direct Tenant, in writing, to remove any of such Tenant Initial Alterations, in accordance with Section 4.6 hereof.

                  (6) Within thirty (30) days after completion of Tenant's Initial Alterations, subject to the last sentence of this Section 36.9(B)(6), Tenant shall deliver to Landlord general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of Tenant's Initial Alterations and the materials furnished in connection therewith (unless the same were previously furnished pursuant to subdivision (3) above), and a certificate from Tenant's independent licensed architect certifying that in its opinion Tenant's Initial Alterations have been performed in a good and workerlike manner and substantially completed in accordance with the Final Tenant's Plans, accompanied by three (3) sets of "as-built" plans for Tenant's Initial Alterations. In the event that Tenant shall be unable to obtain a general release and/or waivers of lien because of a dispute between Tenant and any of its contractors, subcontractors and/or materialmen, and a lien shall be filed against the Premises or the Building, Tenant shall bond the disputed amount as provided in Section 4.5.

                                   ARTICLE 37

                                  MISCELLANEOUS

      Section 37.1 As a further inducement to Landlord to enter into this Lease with Tenant, Tenant hereby agrees that with respect to the service of a notice upon Tenant by Landlord in any proceeding commenced by Landlord against Tenant under the property laws of the State of New Jersey, to the fullest extent legally permissible, service of such notice in any such proceeding shall be effective if made upon Tenant as provided in Article 26.

      Section 37.2 This Lease shall be deemed to have been jointly prepared by both of the parties hereto, and any ambiguities or uncertainties herein shall not be construed for or against either of them. Further, Landlord and Tenant agree that this Lease incorporates the full agreement between the parties and that all prior drafts of this document irrelevant and superceded by this Lease.

      Section 37.3 All understandings and agreements heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

      Section 37.4 The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

      Section 37.5 If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 12 (any such partnership and such persons are called, in this Section 37.5, the "Partnership Tenant"), the following provisions shall apply to such Partnership
Tenant: (A) the liability of each of the parties comprising Partnership Tenant shall be joint and several; (B) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by (1) any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, (2) any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (3) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or any of the parties comprising Partnership Tenant; (C) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; and (D) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement, in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subsections (A), (B) and (C) of this Section 37.5.

      Section 37.6 In no event may Tenant record this Lease and any such recordation shall be deemed an Event of Default hereunder. However, after the Commencement Date either party may elect to record a memorandum in the form attached hereto as Exhibit F, in which event the other party shall join in the execution of such memorandum. Landlord shall prepare such memorandum. The requesting party shall pay all such costs of recordation. Upon the expiration or early termination of this Lease, Tenant shall execute a Termination of Lease in recordable form, which obligation shall survive the expiration or termination of this Lease.

      Section 37.7 If any provisions of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (including the remainder of such provisions) and the application thereof to the persons or circumstances shall not be affected thereby.

      Section 37.8 Landlord and Tenant hereby agree that TIME SHALL BE DEEMED OF THE ESSENCE as to the observance, performance and/or enforcement of the terms and provisions of this Lease.

      Section 37.9 This Lease shall be governed and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

      Section 37.10 (A) Each person executing this Lease on behalf of Tenant hereby covenants, represents and warrants that Tenant is a duly incorporated or duly qualified corporation and is authorized to do business in the State of New Jersey, and that each person executing this Lease on behalf of Tenant is an officer of such corporate Tenant, and that he is duly authorized to execute, acknowledge and deliver this Lease to Landlord.

            (B) Each person executing this Lease on behalf of the corporate member of Landlord hereby covenants, represents and warrants that (1) Landlord is a duly qualified limited liability company, and that the corporate member of Landlord is a duly incorporated corporation and each entity is authorized to do business in the State of New Jersey, and (2) each person executing this Lease on behalf of the corporate member of Landlord is an officer of such corporate member of Landlord and that he is duly authorized to execute, acknowledge and deliver this Lease on behalf of Landlord to Tenant.

      Section 37.11 This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

      Section 37.12 If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant", as used in this Lease, shall in such event mean and include each of them jointly and severally, and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease (including without limitation, any renewal, extension, expiration, termination or modification of this Lease) shall be binding upon each and all of the persons executing this Lease as Tenant, with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

      Section 37.13 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                   ARTICLE 38

               TENANT'S NON-EXCLUSIVE RIGHT TO INSTALL AN ANTENNA
            ON A PORTION OF THE BUILDING'S ROOF AND TO USE A PORTION
         OF THE BUILDING OUTSIDE AREA FOR THE INSTALLATION OF A STANDBY
              GENERATOR WITH ASSOCIATED EQUIPMENT FOR THE SUPPLY OF
                           UNINTERRUPTED POWER SUPPLY
                              "UPS" TO THE PREMISES

      Section 38.1 (A) Tenant shall have the non-exclusive right to install an "Antenna" (as such term is defined in Exhibit G annexed hereto) on the roof of the Building, for use in connection with Tenant's business operations to be conducted in the Premises as part of the Permitted Uses (the "Antenna Installation"), provided that, and so long as (A) Tenant shall then be using the Premises for the Permitted Use, (B) no Event of Default shall then have occurred, and (C) (1) where the antenna is a dish antenna, Tenant shall pay Landlord, as Additional Rent, an annual license fee in the amount of $3,000 per foot of the diameter of such dish, in equal monthly installments of $250 per diameter foot, at the time of Tenant's payment to Landlord of Fixed Rent hereunder, and (2) where the antenna is a "whip" antenna or other small, similar antenna, an annual license fee of One Dollar ($1) per annum payable on the Rent Commencement Date and on each anniversary thereof.

            (B) (1) Tenant shall have the right to install a stand-by generator, together with associated equipment therefor, required for the supply of uninterrupted power supply ("UPS") to the Premises (collectively, the "UPS Generator") in the general location on the side of the Building as more particularly shown by the designation "Tenant Generator" on Exhibit A-3 annexed hereto and made a part hereof, consisting of an area not to exceed the size that is necessary to install two (2) 800kW generators each having a normal size day tank. The location of the UPS Generator is called the "Generator Location". Tenant shall have the right to connect the UPS Generator to Landlord's cooling tower and auxiliary equipment located on the roof of the Building so that Tenant shall be able to provide to air conditioning to the Premises in the event that a power failure occurs.

                  (2) Tenant shall have the right to use the Generator Location provided that, and so long as (a) Tenant shall then be using the Premises for the Permitted Use, (b) no Event of Default shall then have occurred, and (c) Tenant shall pay Landlord, as Additional Rent, an annual license fee in the amount of One Dollar ($1) per annum payable on the Rent Commencement Date and on each anniversary thereof.

      Section 38.2 (A) The specific terms and conditions governing the installation and operation of the Antenna Installation are set forth on Exhibit G annexed hereto and hereby made a part hereof. Other than as set forth on Exhibit G, the Antenna Installation shall be governed by all of the terms, provisions and conditions of this Lease.

            (B) The specific terms and conditions governing the use of the Generator Location are set forth on Exhibit G-1 annexed hereto and hereby made a part hereof. Other than as set forth on Exhibit G-1, the use of the Generator Location shall be governed by all of the terms, provisions and conditions of this Lease.

                                   ARTICLE 39

                     TENANT'S OPTION TO EXPAND THE PREMISES

      Section 39.1 (A) Provided that the conditions set forth in Section 39.2 hereof are satisfied, Landlord shall make available for leasing to Tenant, and Tenant shall have the option (the "Option") to lease from Landlord (1) the entire ninth (9th) floor of the Building (the "First Option Space"); and/or (2) on the "Availability Date" (as hereinafter defined) which is between the ninth
(9th) and eleventh (11th) "Lease Year(s)" (as hereinafter defined) of the Term

(the "Second Option Space Availability Period"), one (1) additional floor of the Building above the first floor (the "Second Option Space"); each of the Spaces referred to in subsections (1) and (2) are individually and collectively referred to as the "Option Space"), for a term commencing, as to the First Option Space, on the Commencement Date or, as to the Second Option Space, on the Availability Date (the "Second Option Space Commencement Date"), as the case may be, and expiring, in each case, on the Expiration Date. The term "Lease Year(s)" shall mean the twelve (12) month period commencing on the Rent Commencement Date and each succeeding twelve (12) month period thereafter. Attached hereto as Exhibit K is a schedule showing the rentable square feet contained in each floor of the Building above the first floor.

            (B) (1) In the case of the First Option Space, Tenant may elect to lease the First Option Space by giving Landlord written notice of such election (the "First Option Notice"), on or before December 31, 1998. Notwithstanding the foregoing, in the event that Landlord, between November 15, 1998 and December 31, 1998 receives a proposal from a third party to lease the ninth (9th) floor of the Building, Landlord shall give Tenant notice of such proposal and Tenant shall have ten (10) days from its receipt of such notice to deliver to Landlord the First Option Notice, TIME BEING OF THE ESSENCE.

                  (2) In the case of the Second Option Space, and provided that Tenant shall have delivered a notice to Landlord on or before September 30, 2007 of Tenant's desire to lease an additional floor, Landlord shall forward a written notice to Tenant, by no earlier than eighteen (18) months nor later than twelve (12) months prior to the commencement of the Second Option Space Availability Period (such notice is called the "Availability Notice"), which Availability Notice shall specify: (a) the expected date of availability of the Second Option Space (the "Availability Date"); (b) the floor of the Building on which the Second Option Space shall be located; (c) the amount of square feet of rentable area contained in the Second Option Space (the "Second Option Space Area"); (d) the percentage(s) which shall be the equivalent of Tenant's Operating Share for payment of Operating Costs and Tenant's Tax Share for payment of Tax escalation payments with respect to the Second Option Space (the "Second Option Space Shares"), using the same denominators used to calculate the Tenant's Operating Share and Tenant's Tax Share for the Premises; (e) the Base Tax Amount for purposes of calculating increases in Taxes and the Base Operating Costs Amount for purposes of calculating increases in Operating Costs, respectively, for the Second Option Space, calculated in accordance with the method by which they are being calculated for the Premises; and (f) the amount of the annual Fixed Rent for the Second Option Space as determined by Landlord as provided in subsection 39.4(B). If Tenant shall desire to exercise the Option with respect to the Second Option Space (the "Second Option Space Exercise"), Tenant shall send Owner written notice thereof (the "Second Option Notice") by no later than thirty (30) days after the day upon which Owner shall have sent the Availability Notice to Tenant with respect thereto, TIME BEING OF THE ESSENCE.

                  (3) If Tenant shall fail to deliver the First Option Notice or the Second Option Notice by the dates set forth above in subsections 39.1(B)(1) and (2), respectively, TIME BEING OF THE ESSENCE AS TO SUCH DATES, or shall elect not to lease the Option Space in question, Tenant shall have no further right to lease such Option Space and Tenant's Option under this Article 39 with respect to the Option Space in question shall be deemed to be waived and become null and void and of no further force and effect, and Landlord shall thereafter have the unrestricted right to lease such Option Space to any person or entity upon such terms and conditions as Landlord shall deem appropriate. Tenant shall only have the right to lease an Option Space in whole (but not in part) pursuant to this Article 39. Tenant shall not have the right to revoke an Option Notice delivered pursuant to this Article 39.

      Section 39.2 (A) It shall be a condition to Tenant's right to exercise each Option that: (1) Tenant or any Permitted Tenant shall occupy at least two
(2) full floors of the original Premises for the conduct of its business on the applicable Option Space Commencement Date (each such Date is called a "Relevant Date"); (2) Tenant shall occupy all of the Option Space for the conduct of its business on the Relevant Date; and (3) no Event of Default shall have occurred and be continuing on the Relevant Date.

                  (B) For purposes of this Article 39, the Term "Tenant" shall be deemed to refer to and mean Tenant and the Permitted Tenant.

      Section 39.3 (A) If Tenant delivers the First Option Notice as aforesaid, with respect to the First Option Space, TIME BEING OF THE ESSENCE AS TO SUCH DELIVERY, then on the First Option Space Commencement Date: (1) the First Option Space shall be added to and be deemed a part of the Premises upon all of the terms and conditions of this Lease; (2) the First Option Space shall be delivered in its then "as is" condition, and Landlord shall not be obligated to perform any work or make any installations with respect thereto, except that Landlord shall perform any required Base Building Work with respect to the First Option Space and shall provide Tenant a Landlord's Contribution for Tenant's improvement work in the First Option Space equal to $1,146,585.00; (3) Tenant's Tax Share shall be increased to twenty-nine and sixty- four one hundredths (29.64%) percent and Tenant's Operating Share shall be increased to thirty and sixty-three one hundredths (30.63%) percent to reflect the addition to the Premises of the rentable square feet of the First Option Space; and (4) the Fixed Rent for the Premises (including the First Option Space), as set forth on Exhibit B hereof shall be the amounts set forth in Section B of Exhibit B, instead of the amounts set forth in Section A of said Exhibit.

      Section 39.4 (A) If Tenant delivers the Second Option Notice as aforesaid, with respect to the Second Option Space, TIME BEING OF THE ESSENCE AS TO SUCH DELIVERY, then on the Second Option Space Commencement Date: (1) the Second Option Space shall be added to and deemed a part of the Premises upon all of the terms and conditions of this Lease, except as specifically set forth in this
Article 39; (2) the Second Option Space shall be delivered in its then "as is" condition, and Landlord shall not be obligated to perform any work or make any installations with respect thereto; (3) Landlord shall pay Tenant a Landlord's Contribution towards Tenant's improvement work for the Second Option Space which shall be equal to an amount obtained by multiplying (a) $27.50 by (b) the Second Option Space Area, by (c) a fraction, the numerator of which shall be the number of years remaining in the Initial Term as of the Second Option Space Commencement Date and the denominator of which shall be fifteen and seventy-five one-hundredths (15.75) (being the number of years in the Initial Term); (4) Tenant's Tax Share and Tenant's Operating Share shall each be increased by the Second Option Space Tax and Operating Shares, respectively; (5) the Fixed Rent shall be increased annually by the applicable amount determined pursuant to the provisions of Section 39.4(B) hereof; (6) the Base Operating Costs Amount with respect to the Second Option Space shall be the amount of the Operating Expenses for the calendar year immediately preceding the calendar year in which the Second Option Space Commencement Date shall occur: and (7) the Base Tax Amount with respect to the Second Option Space shall be the amount of the Taxes for the Tax Year immediately preceding the Tax Year in which the Second Option Space Commencement Date shall occur.

            (B) The Fixed Rent for the Second Option Space shall be an amount equal to ninety-five (95%) percent of Fair Market Rent for the Second Option Space on the Second Option Space Commencement Date, as determined in accordance with the terms and conditions of Section 2.7 of this Lease.

      Section 39.5 On the applicable Option Space Commencement Date, Landlord shall make available or cause to be made available in the Parking Area, one Parking Space per one thousand (1,000) square feet in the Option Space in question (the "Maximum Spaces"). Not later than ten (10) Business Days prior to the Relevant Date for the Option Space in question, TIME BEING OF THE ESSENCE, Tenant shall notify Landlord in writing of the number of Parking Spaces (not to exceed the Maximum Spaces) that Tenant shall require; if Tenant notifies Landlord that it requires less than the Maximum Spaces, then Landlord shall have no further obligation to make the balance of the Maximum Spaces available to Tenant. Tenant's use of and the charges for such Parking Spaces to be provided in connection with an Option

Space shall be based on the same terms, conditions, covenants and agreements as are provided in Article 15 with respect to the Parking Spaces initially made available to Tenant.

                                   ARTICLE 40

                                GUARANTY OF LEASE

      The effectiveness of this Lease is expressly conditioned upon Landlord's receipt of an original counterpart of a guaranty in form and substance identical to the guaranty of lease annexed hereto as Exhibit I and made a part hereof (the "Guaranty of Lease"), properly executed by authorized officials of UNITED STATES TRUST COMPANY OF NEW YORK (the "Guarantor"), in favor of Landlord and guaranteeing the due observance and performance of Tenant's obligations under this Lease.

                            [SIGNATURES ON NEXT PAGE]

            IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.


Witness for Landlord:                    LANDLORD:

                                         NEWPORT OFFICE CENTER III COMPANY, LLC,
/s/ [ILLEGIBLE]                          a New Jersey limited liability company
-----------------------------------

                                         BY: NOC III REALTY CORP., a New Jersey
                                         corporation, a member

                                         By: /s/ Richard S. LeFrak
                                            ------------------------------------
                                                Name: Richard S. LeFrak
                                                Title: President

                                         TENANT:

Witness/Attest for Tenant:               U.S. TRUST COMPANY OF NEW JERSEY,
                                         a bank and trust company formed under
                                         the laws of the State of New Jersey

/s/ Barbara Block Brown                  By: /s/ Harry O'Mealia III
-----------------------------------         ------------------------------------
                                                Name: Harry O'Mealia III
                                                Title: President

                                    EXHIBIT A

                           FLOOR PLAN OF THE PREMISES

     ---------------------------
     TYPICAL LOW RISE FLOOR PLAN
-------------------------------------

                           NEWPORT OFFICE CENTER III
                            JERSEY CITY, NEW JERSEY

                                [PHOTO OMITTED]

                           By THE LEFRAK ORGANIZATION

[FLOOR PLAN OMITTED]

Second thru Eighth Floors

                               John M.Y. Lee/Michael Timichula, P.C., Architects
            Specifications subject to omissions, changes, errors and corrections

                                   EXHIBIT A-1

                                NEWPORT SITE PLAN

                                 [MAP OMITTED]

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots 1.05, 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      o     Along said westerly sideline S 25(degrees)29'14" W a distance of
            41.96 feet to a point of curvature in the same, thence;

      o Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S
            17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

      o Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'19" W a distance of 186.92 feet to a point, thence;

      o     N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      o S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

                                   EXHIBIT A-3

                           LOCATION FOR UPS GENERATOR

                                 (NOT TO SCALE)

                                 [MAP OMITTED]


                                      -84A-

                                   EXHIBIT A-3

                           LOCATION FOR UPS GENERATOR

                                 (NOT TO SCALE)

                                 [MAP OMITTED]


                                      -84B-

                                    EXHIBIT B

                               FIXED RENT SCHEDULE

            RENTAL PERIOD                                              FIXED RENTAL
            -------------                                              ------------
                                                                       AMOUNT
                                                                       ------
Section A.

From the Rent Commencement Date to the day                      $3,287,310.00  per annum;
immediately preceding the fifth (5th) anniversary               payable $273,942.50 monthly
of the Rent Commencement Date

From the fifth (5th) anniversary of the Rent                    $3,540,180.00 per annum;
Commencement Date to the day immediately payable                $295,015.00 monthly
preceding the tenth (10th) anniversary of the
Rent Commencement Date

From the tenth (10th) anniversary of the Rent                   $3,793,050.00 per annum;
Commencement Date to the Fixed Expiration                       payable $316,087.50 monthly
Date

Section B.

Notwithstanding the above, if Tenant shall exercise the Option for the First Option Space, the Fixed Rent for the entire Premises (including the First Option Space) shall be as follows:

From the Rent Commencement Date to the day                      $4,371,354.00  per annum;
immediately preceding the fifth (5th) anniversary               payable $364,279.50 monthly
of the Rent Commencement Date

From the fifth (5th) anniversary of the Rent                    $4,707,612.00 per annum;
Commencement Date to the day immediately payable                $392,301.00 monthly
preceding the tenth (10th) anniversary of the
Rent Commencement Date

From the tenth (10th) anniversary of the Rent                   $5,043,870.00 per annum;
Commencement Date to the Fixed Expiration                       payable $420,322.50 monthly
Date

Section C.

Fixed Rent for the Renewal Terms shall be as set forth and determined in accordance with the terms and provisions of Article 2 of this Lease.

                                    EXHIBIT C

                      CLEANING SPECIFICATIONS AND SCHEDULE

                     [SEE FOLLOWING PAGES C-1 THROUGH C-10]

                            NEWPORT OFFICE CENTER III

I. SPECIFICATIONS - PUBLIC AREAS/DETAILED LIST OF CHORES

                              BUILDING PUBLIC AREAS

1. Nightly The entrances, lobby floors and all other flooring will be cared for per the manufacturers specifications. Maximum care will be taken to maintain a high luster and the highest quality floors. All cleaning chemicals used must be in compliance with all state, federal and local regulations. MSDS sheets for all chemicals used at the Building must be maintained on site. Nightly chores include:

      Sweep, damp and dry mop all lobby and corridor floors with a nonacidic detergent approved by Property Manager.

      Lay down or remove lobby runners as necessary

      Clean weather mats with vacuum. Damp wipe vinyl edges to remove all dust. Sweep and damp mop under all mats.

      Clean all lobby walls of debris, gum markings, etc. Utilizing proper methods which will not damage finishes.

      Thresholds for all lobby doors shall be cleaned and polished. Clean metal trim on all lobby doors (inside and out).

      Wipe with treated cloth the security console in the lobby.

      Vacuum all carpeted areas, spot clean and remove any gum or tar which has adhered to the surface.

      Dust all baseboard ledges, moldings, window frames, planters, furniture and mailboxes.

      Clean all water fountains with a germicidal solution.

      Clean all telephones, telephone booths and storage rooms.

      Clean all cigarette urns and replace sand as necessary (sand to be furnished by Vendor).

      Empty and clean all wastepaper baskets and disposal receptacles, wash and disinfect all wastepaper towel/refuse cans and any other receptacles.

      Collect and remove from building wastepaper, cardboard boxes, waste materials and all rubbish from normal operation of the Building to a designated area. Waste and/or rubbish bags shall be furnished by Vendor. Vendor will cooperate with Property Manager with regard to the Buildings Recycling Program (copy attached as Exhibit B) and shall report any non-compliance to Property Manger.

      Wipe clean and polish all brass, stainless steel, metal and other bright work using a non-acid polish at the direction of Property Manager.

      Wipe clean all metal door knobs, kick plates, directional signs, door saddles, mail chutes, etc.

      Spot clean all doors, door frames, lobby door glass, building directory glass (including frames), walls and light switches to remove fingerprints, spills and other markings as necessary to keep in clean condition throughout day.

      Wash all glass on entrance doors as required by Property Manager or at least twice a day. Particular care should be exercised that the bottom mullions be wiped clean.

2.    Weekly

      a)    Clean all lobby and retail glass once each week inside and out.

      b)    Dust with treated cloth all door and ventilating louvers.

      c)    Police and sweep all vacant floor areas once weekly.

      d) Wash lobby walls, elevator walls and ceilings, stairways, offices and utility closets with clear water or approved cleanser.

      e) Wash and remove all fingermarks, ink stains, smudges, scuff marks and other marks from metal partitions, sills all vertical surfaces (to include doors, walls and window sills), including elevator doors and other surfaces as necessary.

      f)    Damp mop and spray buff all resilient floors.

      g)    Sweep and damp mop all stair areas, (day staff).

3.    Monthly

      a) High dust and wash all electrical and air conditioning ceiling fixtures at least once per month.

      b) Clean/dust lights monthly, globes, diffusers and fixtures as necessary and report all outages to Property Manager.

      c)    Shampoo all weather mats.

      d)    Wash vinyl and metal kick plates on doors.

      e)    Wash doors and door frames.

      f)    Wash stairwell landings and stairways (day staff).

      g) Scrub and recondition resilient floor areas using buffable non-slip type floor finish.

      h) Pile lift, rotary shampoo and steam extract hall carpet on all multi-tenant floors.

      i) Inspect and keep clean fire hose cabinets, extinguishers and similar equipment, and report any discrepancies to Property Manager.

4.    Quarterly

      a) High dust all horizontal and vertical surfaces not reached in nightly cleaning, such as pipes, light fixtures and door frames.

      b) Damp wash diffusers, vent grilles, and other such items including reflectors, globes, diffusers and trim.

5.    Annually

      a) Wash exterior light fixtures, including reflectors, globes, diffusers and trim.

      b)    Wash walls in corridors.

                     ELEVATORS (INCLUDING FREIGHT ELEVATORS)

1.    Daily

      a) Vacuum and spot clean elevator cab carpets at least twice a day. Remove all gum and foreign matter on sight.

      b) Clean elevator walls, removing all fingerprints and smudges, and unauthorized marks and writing (use manufacturer's approved method).

      c) Vacuum, clean and polish door tracks, thresholds, and push buttons in cabs and in corridors and all metal bright work.

      d) Clean and polish doors inside and outside as instructed by Property Manager.

      e)    Report all mechanical deficiencies or damage to supervisor.

      f)    Wet mop and remove all stains from freight elevators.

2.    Weekly

      Steam extract elevator cab carpets if needed. (It may be necessary to rotary shampoo and steam extract during inclement weather or increase frequencies).

3.    Monthly

      Dust elevator ceiling lenses.

4.    Quarterly

      a) Pile lift, rotary shampoo and steam extract elevator cab carpets if needed.

      b)    Treat elevator cab carpets with carpet protector.

      c) Completely clean elevator cab walls, doors, tracks and push buttons with materials approved by Property Manager.

                          STAIRWAYS (Day Porter Staff)

1.    Daily

      a)    Police and clean light fixtures.

      b)    Police stairways to remove debris, gum and foreign matter.

      c)    Spot sweep.

      d)    Report all mechanical deficiencies or damages to supervisor.

2.    Weekly

      a)    Wipe all ledges and hand rails of dust in stairways.

      b)    Thoroughly sweep and wash floors.

      c)    Clean and dust fire extinguishers, fire piping etc.

      d)    Dust all vinyl bases.

      e)    Mop risers, stairs and landings.

3.    Monthly

      a)    Wipe clean exit lights.

                   ALL RESTROOMS (INCLUDING MECHANICAL ROOMS)

1.    Daily

      a) Scour, wash and disinfect all toilet seats (both sides), basins, bowls, urinals (including underside of fixtures) and tile walls near urinals and sinks throughout. Wipe clean all chrome plated plumbing on fixtures, including flush rings, drains and overflow outlets. No abrasive or caustic chemicals shall be used; all finishes shall be shining and unstreaked.

      b) Replenish toilet supplies in containers, including paper towels, toilet paper, hand soap, sanitary containers and wipe clean all such containers. Materials/supplies to be approved by Property Manager & supplied by contractor.

      c) Clean and polish all mirrors, powder shelves, glass, bright work, enamel surfaces etc.

      d) Sweep and wet mop floors using disinfectant floor soap. Clean solution must be used on each floor. Pay particular attention to edges and corners.

      e)    Spot clean doors, partitions, and walls.

      f) Empty, clean inside and out with approved disinfectant and replace liners of all sanitary disposal receptacles.

      g)    Wipe clean all doors, switch plates, kick plates, handles, etc.

      h) Remove all graffiti from any surface or report same to supervisor if special attention is necessary.

      i)    Remove fingermarks from painted surfaces.

      j)    Report any mechanical malfunction to supervisor.

      k)    Clean all thresholds.

      l)    Pour nightly mop water with disinfectant down floor drains.

2.    Weekly

      a)    Clean air supply and exhaust grills.

      b) Machine scrub floors as required with approved germicidal detergent solution, but not lees than weekly.

      c) Wash all restroom partitions and doors, taking care to avoid streaking.

      d)    Dust and clean light fixtures.

3.    Monthly

      a) Wash all walls and washable ceilings, taking care to avoid streaking.

      b) Wash interior and exterior of all waste containers, leaving no streaks or smudges.

4.    Annually

      Wash lighting fixtures as necessary, but not less than once per year.

                             BUILDING SERVICE AREAS

      1. Keep locker rooms and slop sink rooms in a neat, orderly and clean condition at all times. Closets are to be locked.

      2. Clean mechanical equipment areas, electric, telephone and communication closets as often as necessary (day staff) but not less than once per month.

      3. Clean standpipes and sprinkler siamese connections and hose bibs at least once each month.

      4.    Broom sweep daily and steam clean loading docks weekly.

                                 SIDEWALK AREAS

      1. Sweep sidewalk at least twice daily using power vacuum and hose down daily, weather permitting, and in compliance with applicable local laws.

      2. Remove gum and foreign matter from sidewalks on sight, using a non-cfc freeze remove process.

      3. Remove paper and other debris from planters and sidewalks as needed, but at least four times daily.

      4. Remove all graffiti from interior and exterior stone and finished metal surfaces, using methods recommended by the installer, within twenty-four hours of discovery or notification by Property Manager.

      5. Scrub clean and/or steam clean sidewalks no lees than once per week weather permitting.

      6. Completely remove snow and ice from entrances, sidewalks, steps, driveways, curbs and crosswalks promptly during and after snowstorms (a 38" path shall be provided around the Building and to the street). Shovels and a sufficient supply of ice-melting chemicals will be kept by Vendor at the Building during winter season.

      7. Clean and polish brass standpipe and siamese connections twice weekly or as required to maintain a bright untarnished condition at all times.

                                 WINDOW CLEANING

      1. Any materials used for the washing of windows or metal surfaces shall be approved by Property Manager prior to their use.

      2. Wash and clean a) inside of all windows, every four months, including all adjacent metal surfaces, which shall be wiped clean during the window cleaning operation, and b) the inside and outside of grade level windows where applicable, as determined by the Property Manger. Wipe all interior metal window frames, mullions, terrace doors, if any, and other unpainted interior metal surfaces of the perimeter walls of the Building at the time as the interior of the glass is washed.

      3. Building entrance doors and directory glass shall be cleaned daily and kept in clean condition at all times during the day. All lobby glass (interior and exterior) shall be washed and cleaned daily.

      4. Vendor shall provide all labor, materials, tools, equipment and perform all operations necessary to carry out the window washing operation.

      5. Vendor shall wash and clean the outside of all windows once every four (4) months, including all adjacent metal surfaces, which shall be wiped cleaned during the window cleaning operation.

                      SPECIFICATIONS - TENANT OFFICE AREAS

1.    NIGHTLY

      a) Empty ash trays and damp wipe clean, Screen all sand urns, if applicable.

      b) Empty all waste and recycling containers and transport trash and recycled materials to collection areas; Tenant must comply with Building recycling procedures including insuring the deposit of all waste and recycled materials in properly marked and designated receptacles.

      c)    Wash and sanitize all waste and recycling containers, as required.

      d) Wipe wood, metal, glass, and plastic laminated office furniture surfaces clean of dust, dirt and smudges, including counters, railings exposed tops of files, bookcases, shelves, sills, ledges, & other low items; paper and folders on desk areas will not be removed or disturbed.

      e)    Wash, clean and sanitize all water fountains and/or water coolers.

      f)    Vacuum clean all carpeted areas.

      g) Sweep tile, raised flooring, and other floor surfaces with approved chemically treated cloths and remove any black heel marks.

      h) Remove fingerprints, dirt, smudges, graffiti, and like items of grime from all glass doors, doors, frames, glass partitions, light switch covers, walls, elevator call buttons, elevator door jams and doors.

      i)    Wipe telephone mouth piece and receiver with disinfectant.

      j) Remove all gum and foreign matter from all floors, walls and partitions.

      k) Return chairs and waste baskets to proper locations in office or work areas.

      l) Vacuum carpet/mop floor in all elevator lobby areas and spot clean, as necessary.

2.    WEEKLY

      a) Dust all high areas, including but not limited to, picture frames, charts, graphs and similar wall hangings not reached during daily cleaning.

      b)    Dust inside of all door jams.

      c)    Vacuum available open floor area and under desks.

      d) Dust chair legs and bases of all furniture, door frames, and like items.

      e)    Dust and clean fire extinguishers, as required.

      f)    Dust all vinyl bases.

      g)    Wipe and clean all metal, polished chrome and bright work.

      h) Clean, spray and buff all Building-standard resilient and or composite tile floors.

      i) Machine buff wood, terrazzo or other stone floors using manufacturer's recommended procedures.

3.    MONTHLY

      a)    Clean and polish conference tables.

      b)    Thoroughly dust all Building-installed blinds.

      c)    Vacuum all fabric wall and or partition covering.

      d) Clean and vacuum heating, ventilating and air-conditioning supply and return grills and surrounding ceiling tiles.

4.    QUARTERLY

      a)    Damp wipe the exterior of all lighting fixtures.

      b) Perform high dusting (i.e., door sash, tops of partitions, shelving ledges, etc., over 70").

      c) Power scrub or otherwise recondition all hard covered flooring to provide a level of appearance equivalent to a completely refinished floor.

5.    Annually

      a)    Thoroughly wash/clean all Building-installed blinds.

                                    EXHIBIT D

                   VENTILATED/COOLED AIR PERFORMANCE CRITERIA

      The Systems described in Article 24 of this Lease shall provide to the Premises (x) cool air at reasonable temperatures, pressures and degrees, and in reasonable volume and velocities at suitable locations, to maintain evenly controlled temperatures at 75 degrees F with outdoor conditions of 95 degrees F dry bulb, and 75 degrees F wet bulb, and (y) mechanical ventilation at temperatures to be controlled at 70 degrees F with outdoor temperature of 10 degrees F.

                                    EXHIBIT E

                              RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors, halls or other common areas of the Property shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. Only hand trucks equipped with rubber tires and safeguards shall be used by Tenant, jobbers and others in all space(s), public hall(s) or common area(s) of the Property in the delivery or receipt of merchandise.

2. If the Premises are situated on the ground floor of the Building, Tenant shall, at Tenant's sole cost and expense, keep the sidewalks and curb in front of the Premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures in the Building shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere, in any way, with other tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or the Building, or on the inside of the Premises if the same is visible from the outside of the Premises, without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Premises and in the elevator lobby area of each floor of the Premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to Tenant, and Tenant shall pay the same promptly, as additional rent hereunder. Signs on exterior doors visible from common areas and directory tablet shall be inscribed, painted or affixed for Tenant by Landlord, at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the Building, provided, however, that Tenant shall have the right to hang pictures, shelving and other similar items within the Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the Building's service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or this Lease.

8. Landlord reserves the right to exclude from the Building, during non-Business Hours and on non- Business Days, all persons who do not present a Building pass signed by Landlord or Landlord's managing agent. Landlord or Landlord's managing agent will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such person.

9. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of Landlord and/or the Building, or its desirability as a building for retail and office use, and upon written notice from Landlord, Tenant shall refrain from, and shall discontinue, such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or any hazardous substance or material, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

11. Tenant shall not place a load on any floor of the Premises exceeding the floor loan per square foot area which it was designed to carry and which is permitted by Legal Requirements. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

                                    EXHIBIT F

                           FORM OF MEMORANDUM OF LEASE

            THIS MEMORANDUM OF LEASE is entered into as of the _____ day of December, 1998, by and between NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company ("Landlord"), and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey ("Tenant").

            1. Pursuant to an Agreement of Lease (the "Lease") executed by Landlord and Tenant, dated as of December 21, 1998, Landlord has leased to Tenant certain Premises which are part the building located at 499 Washington Street, Jersey City, New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof by reference.

            2. The term of the Lease shall commence on the Commencement Date set forth in the Lease and shall expire upon the expiration of the last day of the ninth (9th) calendar month following the fifteenth (15th) anniversary of the Commencement Date as determined by the provisions of the Lease.

            3. Tenant has an option to extend the term of the Lease for two (2) periods of five (5) years each, as provided in Section 1.3 of the Lease, on the same terms and conditions as stated in the Lease.

            4. Tenant has options to expand the size of the Premises as more particularly set forth in Article 39 of the Lease, on the terms and conditions as set forth therein.

            5. This Memorandum of Lease is subject to all of the terms, conditions and understandings set forth in the Lease, which are incorporated herein by reference and made a part hereof, as though copied verbatim herein. In the event of a conflict between the terms and conditions of this Memorandum of Lease and the terms and conditions of the Lease, the terms and conditions of the Lease shall prevail.

            5. This Memorandum may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

      EXECUTED as of the date first written above.


                                         LANDLORD:

                                         NEWPORT OFFICE CENTER III COMPANY, LLC,
                                         a New Jersey limited liability company
                                         By: NOC III Realty Corp., a New Jersey
                                         corporation, a member

                                         By:
                                            ------------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                         TENANT:

                                         U.S. TRUST COMPANY OF NEW JERSEY,
                                         a bank and trust company formed under
                                         the laws of the State of New Jersey

                                         By:
                                            ------------------------------------
                                                Name: Harry O'Mealia III
                                                Title: President

                                 ACKNOWLEDGMENTS

[LANDLORD]

STATE OF NEW YORK      ) ss:
COUNTY OF NEW YORK     )

      On the         day of December 1998, before me personally came
                      , to me known, who being by me duly sworn, did depose and
say that he resides at         , that he is the                   President of
NOC III REALTY CORP, a corporation which is a member of NEWPORT OFFICE CENTER III COMPANY, LLC, and that he signed his name on behalf of said corporation, as a member of the limited liability company, for and on behalf of said limited liability company.


                                        ----------------------------------------
                                        Notary Public

[CORPORATE TENANT]

STATE OF NEW YORK      ) ss:
COUNTY OF NEW YORK     )

      On the        day of December, 1998, before me personally came Harry
O'Mealia III, to me known, who being by me duly sworn, did depose and say that
he resides in                    that he is the President of U.S. TRUST COMPANY
OF NEW JERSEY, the bank and trust company described in and which executed the foregoing instrument, as TENANT; and that he signed his name thereto by order of the bylaws of said company.


                                        ----------------------------------------
                                        Notary Public

                        Exhibit A to Memorandum of Lease

                                Legal Description

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots 1.05, 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      o     Along said westerly sideline S 25(degrees)29'14" W a distance of
            41.96 feet to a point of curvature in the same, thence;

      o Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S
            17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

      o Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'19" W a distance of 186.92 feet to a point, thence;

      o     N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      o S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

                                    EXHIBIT G

                TERMS AND CONDITIONS OF THE ANTENNA INSTALLATION

      1. The Antenna Installation. In connection with the conduct of Tenant's business in and from the Premises, and Tenant's use of the Premises for the Permitted Use, Tenant shall have the right, without payment to Landlord of any license fee or other charge therefor, except as is otherwise expressly set forth in this Exhibit G, and upon the terms and conditions set forth herein, to install (and thereafter operate, maintain, repair and replace) on the roof of the Building in an area which is (a) not reserved to Landlord and its agents and employees for their use and/or which is required for or in connection with the operation of the Building, the Building Chilled Water System and/or the Building Systems, respectively, and (b) is available for use by or for Building tenants and/or third parties (the "Available Roof Area"), in a location consisting of an area not to exceed more than Tenant's Operating Share of the Available Roof Area and to be designated as set forth below (the "Location"), one radio-wave antenna, satellite or microwave dish (collectively, the "Antenna"), related equipment (the "Equipment"), a supporting structure for the Antenna (the "Support"), and certain conduits, wires and cables in certain portions of the Building to connect the Antenna to certain of Tenant's equipment in the Premises (the "Wiring"). The Antenna, Equipment, Support and the Wiring and peripheral equipment installed in connection therewith are collectively referred to as the "Antenna Installation". The Antenna, Related Equipment and the Support shall fit entirely within the Location. The specifications for the Antenna and the Equipment shall be more particularly described on a Rooftop Installation Questionnaire in the form of Schedule 1 annexed hereto which Schedule 1 shall be filled out and delivered by Tenant to Landlord prior to the performance of the Antenna Installation.

      2. Tenant's Sole Cost. The installation of the Antenna Installation and subsequent operation, maintenance, repair and/or replacement thereof during the Term of this Lease shall be at Tenant's sole cost and expense.

      3. The Location; Plans and Specifications. (a) The actual size, dimensions and area of the Location, the routing of all Wiring in connection therewith (the "Routing") as well as the physical location of any item(s) constituting part of the Antenna Installation shall be subject to Landlord's approval, not to be unreasonably withheld or delayed. Tenant hereby agrees that Landlord may require Tenant to utilize a Location on the roof of the Building that can be screened from view from the sidewalks adjacent to the Building and the Property, provided, however, that such Location permits uninterrupted reception and transmission for the Antenna.

            (b) Before performing the Antenna Installation, Tenant shall provide Landlord with plans and specifications (collectively, the "Plans") setting forth the actual dimensions of the Antenna, the Equipment and the Wiring, as well as the proposed manner of affixing same to the Location and the particular Wiring Location/Routing for the Antenna Installation, including, without limitation, specifications of the Support as well as the proposed manner of affixing the Support to the roof of the Building at the Location. In addition, the Plans shall specify whether the Antenna will be used only for transmitting, or only receiving, or for both transmitting and receiving, the detailed particulars thereof specifying the frequency band(s) which will be utilized and whether the Antenna is capable of using (and whether or not the Antenna or related Equipment is fitted with) a splitter device permitting multiplexing (i.e. enabling utilization of more than one frequency band). Landlord's written approval of the Plans shall first be obtained before Tenant shall proceed with any work in connection with the Antenna Installation.

            (c) Tenant agrees that the Antenna Installation and its use shall at all times be in accordance with the provisions of Article 38, this Exhibit G and the Rooftop Installation Questionnaire attached hereto as Schedule 1, subject to Landlord's prior approval, not to be unreasonably withheld or delayed.

            (d) Tenant acknowledges being advised by Landlord that Landlord may permit third parties to, and may itself utilize various portions of the Building's Available Roof Area for the installation of microwave dishes, satellite communications equipment, whip antennae, TV, radio and other communications equipment (collectively, the "Other Communications Equipment"), and Tenant expressly acknowledges and agrees that the selection of the Location, as well as the selection of the Wiring Location/Routing to be used in connection therewith, shall be subject to Landlord's direction and designation as hereinbefore provided in paragraph 2(a) above. If such use by third parties shall interfere with Tenant's reception, Landlord shall cause such third parties to cease such use or shall relocate Tenant's antenna, at Landlord's expense, so that there will no longer be any interference.

            (e) Tenant covenants and agrees that the Antenna Installation shall be performed in accordance with the Plans as finally approved by Landlord and subject to any conditions that Landlord may have imposed in connection with its approval of such Plans, provided that any such conditions do not prevent or interfere with the proper functioning of the Antenna for the purposes of Tenant's business activities in the Premises.

            (f) All costs of the Antenna Installation shall be borne solely by Tenant, including, without limitation: (i) all costs necessary to have the Antenna comply with Legal Requirements of Legal Authorities; (ii) the amount of any taxes levied on the Antenna Installation; (iii) Landlord's reasonable out-of-pocket charges for reviewing any initial or subsequent Tenant's Plans which shall be payable by Tenant to Landlord on demand; (iv) subject to Section
4.7 of the Lease, Landlord's reasonable charges for providing Building and possibly other supervisory personnel to be in attendance during the installation of the Antenna, any maintenance and repair thereof, as well as the removal thereof; and (v) subject to Section 4.7 of the Lease, Landlord's reasonable charges for having Landlord's contractor or representative physically connect the Wiring required for the operation of the Antenna to the Building's electrical system and/or to or with any other Building System.

            (g) Tenant shall make no changes to the method or specifications of the Antenna Installation as set forth in the Plans as finally approved by Landlord (and subject to any conditions imposed by Landlord in connection with such approval), nor shall Tenant make any additions or changes to any of the Wiring in the Building, including, but not limited to, any change in the location of any of the Wiring without, in each instance, first obtaining Landlord's prior written consent.

            (h) Except for changes in frequencies approved by Landlord in accordance with Paragraph 4(b) below, Tenant represents that the Antenna and its use shall at all times be in accordance with the Questionnaire attached hereto as Schedule 1.

            4. Use. (a) The Antenna shall be used by Tenant solely for the transmission and reception of signals to or from the Antenna, in connection with Tenant's business operations in, and the Permitted Uses of, the Premises and no rights to use same shall be granted by Tenant to any third parties, other than expressly permitted by Article 38 of this Lease, but subject, nevertheless to the provisions of this Section 4. Without limiting the foregoing, Tenant expressly covenants and agrees that in no event will the Antenna be used, or be permitted to be used, for any so called informational or data sale or the commercial carrying of signals by any persons or entities (including any commercial broadcasters) other than Tenant (or a Permitted Tenant) or other assignee or successor-in-interest permitted under Article 38 of this Lease for the operation of its business in the Premises. Tenant covenants that it will use due diligence and reasonable efforts to avoid use of its Antenna that will, in any manner, cause interference with any Other Communications Equipment now or hereafter installed on the roof of the Building or with any communications equipment located in the Building.

            (b) (i) Tenant further expressly covenants and agrees that the Antenna will, throughout the Term, operate on only the fixed channel frequency which Tenant has specified in the Plans submitted to Landlord. In the event Tenant should wish to change the frequency utilized by the Antenna to another or other frequencies (the "Frequency Change"), Tenant shall request Landlord's prior written approval of the Frequency Change on not less than sixty (60) days' prior written notice to Landlord of such desired Frequency Change(s), specifying in said notice the new frequency or frequencies that will be utilized by the Antenna, the date(s) of the desired change(s) and whether such changed frequency or frequencies will be used for transmission or receiving or both.

            (ii) Landlord hereby agrees not to unreasonably withhold or delay its consent to Tenant's Frequency Change, provided, however, that (x) Tenant shall comply with all applicable Legal Requirements of Legal Authorities regarding any such Frequency Change; (y) Tenant's Frequency Change will not interfere with the use of any Other Communications Equipment then in use on the roof of the Building; and (z) the Frequency Change will not result in, or impose an extra burden on any of the Building Systems.

            5. Electricity. Tenant shall pay for any electricity used in connection with the operation of the Antenna, in accordance with Article 13 of this Lease.

            6. Expiration of the Term. (a) By no later than the expiration of the Term, Tenant shall remove the Antenna Installation and restore all areas of the Building affected by same, including, without limitation, the Building's roof and the Location as well as any areas to which the Wiring shall have been affixed, to the condition same were in prior to installing the Antenna Installation. In the event Tenant fails to so remove all or any part of the Antenna Installation by the expiration or sooner termination of the Term of this Lease, Landlord, upon five (5) days' written notice, without being obligated to do so, shall have the right to remove and dispose of all or any part of the Antenna Installation that has not been so removed by Tenant without being required to account to Tenant therefor, as well as to make all repairs of any damage incurred by such removal, including, without limitation, restoration of the roof area which may have been pierced by the Support forming part of the Antenna Installation or any other part of such Antenna Installation.

            (b) Landlord shall also have the right to charge Tenant the cost of such removal, repair and restoration as well as a holdover fee at the rate of $1,000.00 per day for each day or part thereof commencing with the sixtieth
(60th) day after the expiration or sooner termination of this Lease, that Tenant shall have failed to entirely remove the Antenna Installation until such time as the Antenna Installation shall have been removed, such holdover fee to be in addition to the amounts required to be paid by Tenant pursuant to Section 1.2 of the Lease.

            (c) Nothing contained herein shall be construed as an express or implied consent to Tenant, or anyone claiming by or under Tenant, remaining in possession of or continuing to use and occupy all or any part of the Building's roof, including the Location, after the expiration or sooner termination of the Term of this Lease.

            7. Indemnity. Tenant agrees to indemnify, defend and hold Landlord, all Mortgagees and the Lessors harmless from all claims made by or on behalf of any person or entity for injury to persons or property, death, damage or violation of law arising from the installation, maintenance, operation or removal of the Antenna Installation as well as from all loss, liability, cost and expense (including attorney's fees, court costs and disbursements) in connection therewith.

            8. Maintenance and Repair. Tenant, at its sole cost and expense, shall keep the Antenna Installation in good order and condition throughout the Term of this Lease and shall promptly make all repairs thereto as and when necessary. In addition, Tenant, at its sole cost and expense, shall be responsible for all repairs of any damage occasioned to the roof of the Building or any portion of the Building or sidewalks thereof caused or resulting from:
(a) the installation and/or maintenance, repair, replacement or removal of the Antenna Installation or any part thereof, or any piercing of the surface of the Building's roof, including, without limitation, any piercing of the roof surface which may result in a leakage of water into other areas of the roof or the Building with resultant damage; or (b) Tenant's wrongful or negligent acts or those of Tenant's agents, employees or contractors in performing any inspection of, or repairs to, or maintenance, replacement or removal of the Antenna Installation or any part thereof.

            9. Access. (a) All desired access by Tenant or Tenant's employees, agents or contractors to the Building for purposes of installing, maintaining and removing the Antenna Installation shall first be coordinated with Landlord's Building representative; it being understood that Landlord shall have the right to prescribe the times when such access shall be afforded Tenant (which may be other than during normal Business Hours for space in the Building which is occupied) all to the intent and purpose that the normal operation of the Building shall not be disturbed or interfered with. Landlord's charges for overtime elevator service, if required, provided to Tenant shall be paid by Tenant upon submission of Landlord's bills therefor. All access by Tenant to the roof and other portions of the Building as well as all installations, repairs and maintenance performed by Tenant in connection with the Antenna Installation, shall be subject to the supervision and control of Landlord, and to Landlord's safeguards for the security of the Building, the Building equipment and property and installations of Building tenants, provided, however, Landlord hereby agrees to provide reasonably necessary access to Tenant and its agents to permit Tenant to install, repair, maintain and replace the Antenna. If for any reason Landlord wishes to assign a person to be present when Tenant desires access to the roof, Landlord may charge Tenant a fee for having Landlord's representative in attendance during the period of Tenant's access, such fee not to exceed 100% of the union hourly rate of pay including all fringe benefits paid by Landlord to such representative. Where such representative shall be made available during non-Business Hours or on non-Business Days, the fee shall be computed on a minimum four (4) hour call basis.

            (b) With respect to any repairs to the roof of the Building or to any portions of the Building that may be Tenant's responsibility pursuant to the foregoing provisions hereof, Landlord shall have the right to notify Tenant either before or after receipt of notice from Tenant of desired access to the Building for the purpose of making such repairs, that Landlord elects to itself make such repairs utilizing contractors of Landlord's choosing, including, without limitation, Landlord or affiliate(s) of Landlord, whose charges for performing such work shall be competitive with those of other contractors performing similar work in first-class buildings located in the Comparable Market, subject, however, to providing such documentation as may be reasonably required by Tenant's insurance provisions, and which charges shall be paid directly by Tenant on submission of a bill therefor by Landlord or reimbursed by Tenant to Landlord, if Landlord shall have paid all or part of such charges in the first instance.

            (c) All labor used by Tenant or any of Tenant's agents or contractors in connection with any installation, repair, replacement or other work concerning the Antenna Installation shall be compatible with then existing Building labor. In the event of any labor conflicts between existing Building labor and Tenant's laborers, Tenant shall remove or cause its laborers to leave the Building.

      10. No Liability. (a) Landlord shall have no liability to Tenant in the event the Antenna Installation or any part thereof is stolen or damaged from whatever cause, unless such theft or damage is caused by or due to the gross negligence or wilful misconduct of Landlord, its agents, servants or employees, or in the event the electric supply to the Antenna Installation is interrupted for any reason, including, without limitation, interruption caused by damage to the Wiring or cables anywhere in the Building, unless such damage to the Wiring or cables results from the gross negligence or wilful misconduct of Landlord, its agents, servants and employees.

            (b) Further, Landlord shall not be liable (i) for any such damage caused by other tenants or persons in, upon or about the Building, including the roof thereof, or caused by operations in construction of any private, public or quasi-public work, or (ii) for the interference caused by Other Communications Equipment on the Building's roof, or (iii) for consequential damages or lost profits arising out of any loss of use of the Antenna Installation or any part thereof by Tenant or any person claiming through or under Tenant.

      11. As-Is. Tenant acknowledges that Landlord shall make the Location available to Tenant in its "as-is" condition, as of the Commencement Date. Further, Tenant acknowledges and agrees that Landlord shall have no obligation to perform any work, supply any materials, incur any expense or make any installation in order to prepare the Location for Tenant's use, as provided in this Exhibit G.

      12. Insurance. Tenant shall at all times maintain insurance covering the Antenna Installation of the types and in the amounts specified in Article 9 of this Lease.

      13. Other Terms and Conditions of Lease. Except as set forth herein, the Antenna Installation shall be governed by all of the terms and conditions of this Lease. In the event of any conflict between the terms and conditions set forth in this Exhibit G and the terms and conditions contained in the other portion of this Lease, the terms and conditions set forth in Exhibit G shall prevail.

                             SCHEDULE I TO EXHIBIT G

                       ROOFTOP INSTALLATION QUESTIONNAIRE

Dimensions:                                 See Plans Attached

Service Clearance:

Weight:                                     See Plans Attached

Heat Output:

Airflow:

Power Requirements:                         Voltage:
                                            kVa:
                                            Kwh per day:
                                            Wattage:
                                            Phase:
                                            Plug Type:
                                            Power Cord:

Operating Environment                       Temperature:
                                            Relative
                                            Humidity

Antenna Type:

Frequency:

Radio Equipment:

                                   EXHIBIT G-1

             TERMS AND CONDITIONS OF THE UPS GENERATOR INSTALLATION

1. The Generator Installation. In connection with the provision of emergency electric energy to the Premises and Tenant's or any Permitted Tenant's use of the Premises for the Permitted Use, Tenant or any Permitted Tenant shall have the right, without payment to Landlord of any license fee or other charge therefor, except as is otherwise expressly set forth in Article 38 or this Exhibit G-1, and upon the terms and conditions set forth herein, to install (and thereafter operate, maintain, repair and replace) at the Generator Location as shown on Exhibit A-3 annexed to this Lease, consisting of two (2) 800 kW generators each having a normal size day tank (the "Generator") and related equipment consisting of inter alia a motor and batteries (collectively, the "Equipment"). The Generator and the Equipment are collectively referred to as the "Generator Installation".

2. Tenant's Sole Cost. The installation of the Generator and subsequent operation, maintenance, repair and/or replacement thereof during the Term of this Lease shall be at Tenant's sole cost and expense.

3. The Generator Location; the Generator Installation; Plans and Specifications.
(a) The actual size, dimensions and areas of the Generator Location, as well as the physical location of any item(s) constituting part of the Generator Installation, shall be subject to Landlord's reasonable designation and reasonable approval, and shall be substantially as shown on Exhibit A-3 to this Lease, which in no event shall be smaller or greater than an area necessary to install the Generator and Equipment.

      (b) Before performing the Generator Installation, Tenant shall provide Landlord with plans and specifications (collectively, the "Plans") setting forth the actual dimensions of the Generator and the Generator Installation. Landlord's written approval of the Plans shall first be obtained before Tenant shall proceed with any work in connection with the Generator Installation.

      (c) Tenant agrees that Landlord and its agents and employees may have reasonable access to the Generator Location as required for the maintenance, repair or operation of the Building and/or the Building Systems.

      (d) Tenant covenants and agrees that the Generator Installation shall be performed in accordance with the Plans as finally approved by Landlord and subject to any conditions that Landlord may have reasonably imposed in connection with its approval of such Plans, provided that any such conditions do not prevent or interfere with the proper functioning of the Generator. Further the use and operation of the Generator shall be in accordance with Article 38 and this Exhibit G-1.

      (e) All costs of the Generator Installation shall be borne solely by Tenant, including, without limitation: (i) all costs necessary to have the Generator Installation comply with Legal Requirements of the Legal Authorities and/or Environmental Laws; (ii) the amount of any taxes levied on the Generator Installation; (iii) Landlord's reasonable out-of-pocket charges for reviewing any initial or subsequent Tenant's Plans which shall be payable by Tenant to Landlord on demand; and (iv) Landlord's reasonable charges for providing Building and possibly other supervisory personnel to be in attendance during the installation of the Generator, any maintenance and repair thereof, as well as the removal thereof.

      (f) Tenant shall make no changes to the method or specifications of the Generator Installation as set forth in the Plans as finally approved by Landlord (and subject to any reasonable conditions imposed by Landlord in connection with such approval), without first obtaining Landlord's prior written consent thereto, which Landlord agrees shall not be unreasonably withheld or delayed.

4. Expiration of the Term. (a) By no later than the expiration of the Term, Tenant shall, at Landlord's option, remove the Generator Installation, and restore all portions of the Generator Location and all areas of the Building (whether outdoors or indoors) affected thereby. In the event Tenant fails to so remove all or any part of the Generator Installation by the expiration or sooner termination of the Term, Landlord, upon five (5) days' written notice, without being obligated to do so, shall have the right to remove and dispose of all or any part of the Generator Installation that has not been so removed by Tenant without being required to account to Tenant therefor, as well as to make all repairs of any damage incurred by such removal, including, without limitation, restoration of the Generator Location which may have been damaged by the weight and/or anchoring of the Generator Installation.

      (b) Landlord shall also have the right to charge Tenant the cost of such removal, repair and restoration as well as a holdover fee at the rate of $1,000.00 per day for each day or part thereof commencing with the sixtieth
(60th) day after the expiration or sooner termination of this Lease, that Tenant shall have failed to entirely remove the Generator Installation from the Generator Location until such time as the Generator Installation shall have been so removed, such holdover fee to be in addition to the amounts required to be paid by Tenant pursuant to Section 1.2 of this Lease.

      (c) Nothing contained herein shall be construed as an express or implied consent to Tenant, or anyone claiming by or under Tenant, remaining in possession of or continuing to use and occupy all or any part of the Generator Location, after the expiration or sooner termination of the Term of this Lease.

5. Indemnity. Tenant agrees to indemnify, defend and hold Landlord, all Mortgagees and Lessors harmless from all claims made by or on behalf of any person or entity for injury to persons or property, death, damage or violation of any Legal Requirements, including, but not limited to, Environmental Laws arising from or in connection with the installation, maintenance, operation or removal of the Generator Installation as well as from all loss, liability, cost and expense (including attorney's fees, court costs and disbursements) in connection therewith.

6. Access. (a) All desired access by Tenant or Tenant's employees, agents or contractors to the Building and/or the Generator Location, for purposes of installing, maintaining and removing all or portions of the Generator shall first be coordinated with Landlord's Building representative; it being understood that Landlord shall have the right to prescribe the times when such access shall be afforded Tenant (which may be other than during normal Business Hours) all to the intent and purpose that the normal operation of the Building shall not be disturbed or interfered with. All access by Tenant to portions of the Building and the Generator Location as well as all installations, repairs and maintenance performed by Tenant in connection with the Generator Installation, shall be subject to the reasonable supervision and control of Landlord, and to Landlord's safeguards for the security of the Building, the Building equipment and property and installations of Building tenants, provided, however, Landlord hereby agrees to provide reasonably necessary access to Tenant and its agents to permit Tenant to install, repair, maintain and replace the Generator in the Generator Location.

      (b) All labor used by Tenant or any of Tenant's agents or contractors in connection with any installation, repair, replacement or other work concerning the Generator Installation shall be compatible with then existing Building labor. In the event of any labor conflicts between existing Building labor and Tenant's laborers, Tenant shall remove or cause its laborers to leave the Building.

7. No Liability. Landlord shall have no liability to Tenant in the event the Generator Installation or any part thereof is stolen or damaged from whatever cause, unless such theft or damage is caused by or due to the gross negligence or willful misconduct of Landlord, its agents, servants or employees.

8. As-Is. Tenant acknowledges that Landlord shall make the Generator Location(s) available to Tenant in its or then "as-is" condition, as of the Commencement Date. Further, Tenant acknowledges and agrees that Landlord shall have no obligation to perform any work, supply any materials, incur any expense or make any installation in order to prepare the Generator Location for Tenant's use, as provided in this Exhibit G-1.

9. Insurance. Tenant shall at all times maintain insurance covering the Generator Installation of the types and in the amounts specified in Article 9 of the Lease.

10. Other Terms and Conditions of Lease. Except as set forth herein, the Generator Installation shall be governed by all of the terms and conditions of this Lease. In the event of any conflict between the terms and conditions set forth in this Exhibit G-1 and the terms and conditions contained in the other portion of this Lease, the terms and conditions set forth in this Exhibit G-1 shall prevail.

                                    EXHIBIT H

            LEFRAK GUARANTY OF LANDLORD'S CONTRIBUTION AND BROKERAGE
                         COMMISSION OWED TENANT'S BROKER

            IN CONSIDERATION OF, and as an inducement for, the execution and delivery of the lease dated as of December __, 1998 ("Lease"), by U.S. TRUST COMPANY OF NEW JERSEY, as lessee therein named (the "Tenant") with NEWPORT OFFICE CENTER III COMPANY, LLC, as lessor therein named ("Landlord"), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Tenant to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, SAMUEL J. LEFRAK and RICHARD S. LEFRAK (individually and collectively, the "Guarantor"), jointly and severally, hereby guarantees, absolutely and unconditionally, to Tenant or any "Permitted Tenant" (as such term is defined in Section 12.9(A) of the Lease) the full and prompt disbursement of "Landlord's Contribution", as such term is defined in Section 36.9 of the Lease and payment of any brokerage commission owed to "Tenant's Broker", as such term is defined in Section 31.1(C) of the Lease pursuant to the terms of that certain brokerage agreement of even date herewith between Landlord and the Tenant's Broker (the "Brokerage Agreement"); such disbursement and payment are collectively referred to as the "Obligations"). The payment of the Landlord's Contribution Obligation shall be in accordance with the terms and conditions of the Lease, and the payment of the brokerage Obligation shall be in accordance with the provisions of the Brokerage Agreement.

            This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and performance. The liability of Guarantor is co-extensive with that of Landlord and this Guaranty shall be enforceable against either Guarantor without the necessity of any suit or proceeding on Tenant's part of any kind or nature whatsoever against Landlord, but shall not be enforceable against Guarantor prior to the expiration of (i) the thirty (30) day period afforded to Landlord under Section 36.9(B)(3) of the Lease, with respect to the Landlord's Contribution Obligation, and (ii) any notice or grace periods afforded to Landlord under the Brokerage Agreement, with respect to the brokerage Obligation, respectively, as the case may be, and, except as provided above, without the necessity of any notice or nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by (i) Tenant against Landlord of any of the rights or remedies reserved to Tenant pursuant to the terms, covenants and conditions of the Lease, or (ii) the Tenant's Broker against Landlord of any of the rights or remedies reserved to the Broker under the Brokerage Agreement, or (b) any non-recourse language limiting the liability of the Landlord under the Lease.

            This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be discharged or released by reason of (a) any modification, amendment, or assignment of the Lease or the Brokerage Agreement, or (b) any transfer of the Property, or (c) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (d) any extension of time that may be granted by Tenant and Landlord, or Tenant's Broker and Landlord, respectively, or (e) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease or the Brokerage Agreement, respectively, or (f) any dealings or transactions or matter or thing occurring between Landlord and Tenant, including without limitation, any sublet of the Premises or portion thereof, or (g) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Landlord, whether or not notice thereof is given to Guarantor. Notwithstanding anything to the contrary herein contained, with the exception of the matters described in clause (g) above, Tenant shall have no greater rights against Guarantor than it would have against Landlord or Landlord's successors or assigns and the liability of Guarantor shall be co-extensive with that of Landlord and Landlord's successors or assigns.

            Should Tenant be obligated by any bankruptcy or other law to repay to Landlord or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Tenant shall not be required to litigate or otherwise dispute its obligations to make such payments if it in good faith believes that such obligation exists.

            No delay on the part of Tenant or the Tenant's Broker in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Tenant with respect to the Landlord's Contribution Obligation and/or the Tenant's Broker with respect to the brokerage Obligation; nor shall any such waiver be applicable except in the specific instance for which given.

            All of Tenant's rights and remedies under the Lease and the Tenant's Broker's rights under the Brokerage Agreement, respectively, and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

            Tenant and Tenant's Broker shall, within ten (10) business days after written request therefor by Landlord or Guarantor, provide Landlord and Guarantor with a release, certificate or other instrument reasonably satisfactory to the requesting party evidencing the payment in whole or in part of the Landlord's Contribution Obligation which may become payable in accordance with the terms and conditions of the Lease or brokerage Obligation which may become due and payable in accordance with the terms and conditions of the Brokerage Agreement.

            Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Tenant or the Tenant's Broker on account of the liability of Guarantor hereunder, Guarantor will notify Tenant or the Tenant's Broker in writing that such payment or performance as the case may be, is for such purpose. No such payment by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Tenant or the Tenant's Broker to any payment by Landlord or out of the property of Landlord, except after payment by Landlord of all of the Obligations.

            A Guarantor shall be deemed to be in default under this Guaranty if:

                  (i) Guarantor shall make any assignment for the benefit of creditors, or pursuant to an order, judgment or decree entered by any court of competent jurisdiction; or

                  (ii) a receiver, trustee or liquidator of Guarantor or of all or substantially all of the assets of Guarantor shall be appointed; or

                  (iii) Guarantor shall be adjudicated a bankrupt or insolvent;
or

                  (iv) a petition seeking reorganization of a Guarantor or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved,

and in such event, Tenant shall have the right to offset the amount of any unpaid Landlord's Contribution against the Rent payable under the Lease.

            Each Guarantor agrees that he will, at any time and from time to time, within ten (10) business days following written request by Tenant or the Tenant's Broker, execute, acknowledge and deliver to Tenant or Tenant's Broker, respectively, as the case may be, a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification).

            As a further inducement to Tenant to make and enter into the Lease and in consideration thereof, each Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, each Guarantor shall and does hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

            In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be Landlord under Article 31 and Article 36 of the Lease with the same force and effect as if Guarantor were expressly named as a joint Landlord therein.

            Each Guarantor warrants and represents to Tenant that he has the legal right and capacity to execute this Guaranty.

            This Guaranty shall be binding on and inures to the benefit of the successors and assigns to the parties hereto. As used herein, the term "successors and assigns" shall be deemed to include, but shall not be limited to, the heirs, executors and legal representatives of Guarantor. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

            Any notice, demand or request by Tenant or Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered by hand (against a signed receipt), sent by certified or registered mail (return receipt requested), by nationally recognized overnight courier, or by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed to Guarantor, at the address of the Landlord set forth in the Lease, or Tenant, at the address for notices to Tenant set forth in the Lease. Notices shall be deemed to have been duly rendered or delivered on the date when the same shall have been hand delivered, three (3) business days from when the same shall have been mailed as herein provided, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Any party may change its notice address by notice given to the other party in accordance with this notice provision. The attorneys for each party may, but are not obligated, to give notices on behalf of their clients.

            If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as defined in the Lease); provided, however, that Landlord shall not be entitled to collect interest under the Lease and interest under this Guaranty for the same underlying obligation.

            This Guaranty shall become null and void and of no further force and effect at such time as the Obligations shall be satisfied.

            IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as of the _____ day of December, 1998.


                                        GUARANTOR:


                                        ----------------------------------------
                                        Samuel J. LeFrak


                                        ----------------------------------------
                                        Richard S. LeFrak

                                    EXHIBIT I

                              GUARANTY OF LEASE BY
                     UNITED STATES TRUST COMPANY OF NEW YORK

            IN CONSIDERATION OF, and as an inducement for the granting, execution and delivery of the lease, dated as of December ____, 1998 ("Lease"), by NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company, Landlord therein named ("Landlord," which term shall be deemed to include the named Landlord and its successors and assigns) to U.S. TRUST COMPANY OF NEW JERSEY, a New Jersey corporation, Tenant therein named ("Tenant," which term shall be deemed to include the name Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, with an address at 114 West 47th Street, New York, New York 10036 Attention: Mr. Richard E. Morgan, Sr. Vice President ("Guarantor," which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt payment of all Rent (as defined in the Lease) (including, without limitation, Landlord's legal expenses and reasonable attorneys' fees and disbursements to which it is entitled under the Lease) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any Rent, or if Tenant should default or be deemed in default under the Lease or in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages to which Landlord is entitled under the terms of the Lease that may arise in consequence of any such default by Tenant under the Lease, together with all reasonable attorneys' fees, and disbursements incurred by Landlord in the enforcement of this Guaranty.

            This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is primary, is co-extensive with that of Tenant and any other guarantor of Tenant's obligations under the Lease and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant or any other guarantor and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any nonliability of Tenant under the Lease by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

            This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment (by Landlord or Tenant), renewal, modification, amendment or extension of the Lease or sublease of all or part of the Premises (except with respect to a recapture by Landlord pursuant to the terms of Section
12.4 of the Lease or with respect to any assignment of the Lease from Tenant to Guarantor), or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the

Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease or any other guaranty, or
(e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant or any other guarantor, whether or not notice thereof or of any thereof is given to Guarantor. Notwithstanding anything to the contrary herein contained, with the exception of the matters described in clause (f) above, Landlord shall have no greater rights against Guarantor than it would have against Tenant or Tenant's successors or assigns and the liability of Guarantor shall be co-extensive with that of Tenant and Tenant's successors or assigns.

            Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such payments if it in good faith believes that such obligation exists.

            No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            This Guaranty represents the entire agreement of Guarantor and Landlord with respect to the subject matter hereof and there are no promises, agreements, representations, warranties or undertakings with respect to this Guaranty, the Lease of the Building except as set forth herein or in the Lease. No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

            All of Landlord's rights and remedies under the Lease and under this Guaranty or any other guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

            Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant under the Lease.

            Guarantor shall be deemed to be in default under this Guaranty and Tenant shall be deemed in default under the Lease:

                  (i) Guarantor shall make any assignment for the benefit of creditors, or pursuant to an order, judgment or decree entered by any court of competent jurisdiction, or

                  (ii) a receiver, trustee or liquidator of Guarantor or of all or substantially all of the assets of Guarantor shall be appointed, or

                  (iii) Guarantor shall be adjudicated a bankrupt or insolvent, or

                  (iv) a petition seeking reorganization of Guarantor or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved, unless, however, a substitute guarantor satisfactory to Landlord shall, simultaneously with such event of default by Guarantor, execute and deliver to Landlord a guaranty in the same form as this Guaranty.

            Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the "Premises" or "Building" (as such terms are defined in the Lease) from or through Landlord or by any mortgagee or prospective mortgagee of the Premises or Building or of any interest therein.

            As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

            Guarantor warrants and represents to Landlord that it has the legal right and capacity to execute this Guaranty. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a Tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint Tenant therein.

            This Guaranty shall be binding on and inures to the benefit of the successors and assigns to the parties hereto. As used herein, the term "successors and assigns" shall be deemed to include, but shall not be limited to, the heirs, executors and legal representatives of Guarantor. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

            Any notice, demand or request by Landlord or Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered by hand (against a signed receipt), sent by certified or registered mail (return receipt requested), by nationally recognized overnight courier, or by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed to Guarantor or Landlord, which ever is applicable, at the address for each such party set forth above. Notices shall be deemed to have been duly rendered or delivered on the date when the same shall have been hand delivered, three (3) business days from when the same shall have been mailed as herein provided, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Any party may change its notice address by notice given to the other party in accordance with this notice provision.

            If Tenant holds over beyond the term of the Lease, the obligations of Guarantor shall extend and apply to such holdover tenancy.

            If any provision of this Guaranty, or the application thereof to any person or circumstance, shall be to any extent held void, unenforceable or invalid, then the remainder of this Guaranty, or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid, respectively, shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

            If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as defined in the Lease); provided, however, that

Landlord shall not be entitled to collect interest under the Lease and interest under this Guaranty for the same underlying obligation.

            This Guaranty shall become null and void and of no further force and effect at such time as all of the obligations of Tenant under the Lease shall have been satisfied.

            IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as of the _____ day of December, 1998.


ATTEST:                                 GUARANTOR:

                                        UNITED STATES TRUST COMPANY OF
                                          NEW YORK


                                        By:
----------------------------------          ------------------------------------
                  , Secretary               Name: John M. Deignan
                                              Its: Executive Vice President

(Corporate Seal)

                                    EXHIBIT J

         OVERTIME COSTS FOR THE FIRST TWELVE MONTH PERIOD AFTER THE RENT
                                COMMENCEMENT DATE

I.    Air Conditioning

      Monday - Friday 6:00 PM-9:00 PM                           $43.80 per hour

      Monday - Friday 9:00 PM-8:00 AM and
      Saturday and Sunday                                       $103.20 per hour

      2nd Air Conditioning Unit                                 $43.80 per hour

II.   Use of Freight Elevator Manned

      Monday-Friday 6:00 PM-8:00 AM and
      Saturday and Sunday                                       $40.00 per hour

III.  Supplementary Building Labor Charges:

      Engineer          $54.00/HR./Man

      Porter            $30.00/HR/Man

      Guard             $30.00/HR/Man

IV.   Condenser Water Charge

      193.00/Yr./Ton                           6:00 AM - 9:00 PM Monday - Friday

      9:00 PM-6:00 AM Monday - Friday Saturday and Sunday
        Add Labor @ $54.00/HR

                                    EXHIBIT K

                 RENTABLE SQUARE FEET OF EACH FLOOR OF BUILDING

15th floor                              42,606 RSF
14th Floor                              42,606 RSF
12th Floor                              42,606 RSF
11th Floor                              42,606 RSF
10th Floor                              41,694 RSF
9th Floor                               41,694 RSF
8th Floor       CROSSOVER FLOOR         42,145 RSF
7th Floor                               42,145 RSF
6th Floor                               42,145 RSF
5th Floor                               42,145 RSF
4th Floor                               42,145 RSF
3rd Floor                               42,145 RSF
2nd Floor                               42,145 RSF

                                   SCHEDULE 1

                   LIST AND DESCRIPTION OF THE BUILDING PLANS
                                  (page 1 of 2)

Architectural - John M. Y. Lee/Michael Timchula Architects

Drawing Number    Title                                     Drawing Date (As of 7/15/98)
--------------    -----                                     ----------------------------
A-101             Site Plan                                 7/6/98
A-102             Umbrella Plan                             4/20/98
A-201             Ground Floor                              7/6/98
A-202             2nd - 8th Floor                           "
A-203             9th - 15th Floor                          "
A-204             Bulkhead Level 1&2                        "
A-301             East Elevation                            4/20/98
A-302             North/South Elevation                     "
A-303             West Elevation                            "
A-304             Longitudinal Section                      4/20/98
A-305             Cross- Section                            "
A-401             Ground Floor Core Plan 1                  6/22/98
A-402             Ground Floor Core Plan 2                  7/2/98
A-403             2nd - 8th Floor Core                      "
A-404             9th - 15th Floor Core                     6/22/98
A-405             Bulkhead Level 1&2 Core                   7/6/98
A-411             Curtain Wall - Typical                    4/20/98
A-412             Curtain Wall - Bay Window                 1/20/98
A-413             Curtain Wall - Details                    5/12/98
A-414             Curtain Wall - Column Details             4/20/98
A-415             Curtain Wall- Spandrel Details            "
A-416             Roof Details 1                            5/12/98
A-417             Roof Details 2                            4/20/98
A-418             Roof Details 3                            "
A-421             Ground Floor - Exterior Details           "
A-422             Ground Floor - Exterior Details           6/2/98
A-423             Ground Floor - Section 1                  4/20/98
A-424             Ground Floor - Section 2                  "
A-425             Pedestrian Passage Section                6/2/98
A-426             Lobby Storefront Elevation Section        4/20/98
A-427             Lobby Storefront Elevation Section        "
A-428             Storefront Details - Misc. Details        5/12/98
A-431             Canopy Elevations & Sections              6/22/98
A-432             Canopy Details                            4/20/98
A-501             Lobby Plan                                "
A-502             Lobby - Reflected Ceiling Plan            "
A-503             Lobby - Elevations                        "
A-504             Lobby - Elevations & Details              "
A-5O5             Lobby - Details                           "
A-511             Stairs - Plans & Sections                 6/22/98
A-512             Stairs - Details                          "
A-521             Toilet - Details                          6/2/98
A-522             Toilet - Details & Misc. Details          "
A-601             Door Schedule & Details                   "
A-602             Door Details                              "
A-603             Partition Schedule & Details              6/22/98
A-604             Finish Schedule & Details                 7/6/98


                                     -112A-

                                   SCHEDULE 1

                   LIST AND DESCRIPTION OF THE BUILDING PLANS
                                  (page 2 of 2)

Mechanical/Electrical - Rakshan/Malek Associates

Drawing Number    Title                                     Drawing Date (As of 7/15/98)
--------------    -----                                     ----------------------------
E1.1A             1st Floor Power Plan                      6/11/98
E1.1B             1st Floor Power Plan                      "
E1.2              Typical Floor Power Plan A                5/20/98
E1.3              Typical Floor Power Plan B                "
E1.4              Typical Floor Lighting Plan               6/11/98
E1.5              Roof Level Power Plan                     5/20/98
ER1               Power Riser Diagram                       6/11/98
ER2               Fire Alarm Riser                          5/20/98
ES1               Electric Panel Schedule                   6/11/98

P1.1A             1st Floor Plumbing                        6/11/98
P1.1B             1st Floor Plumbing                        "
P1.2              Typical Floor Plumbing                    5/20/98
P1.3              Roof Level Plumbing                       "
PR1               Plumbing Riser Diagram                    "
PR2               Plumbing Riser Diagram                    "
PS1               Mechanical Details & Schedules            "

FP1.1A            1st Floor Fire Protection                 6/11/98
FP1.1B            1st Floor Fire Protection                 "
FP1.2             Typical Sprinkler Plan                    "
FP1.3             Roof Level Sprinkler                      "
FPS1              Sprinkler Details                         5/20/98
FPR1              Sprinkler Riser                           "

MP1.1A            1st Floor HVAC                            5/20/98
MP1.1B            1st Floor HVAC                            "
MP1.2             Typical HVAC Floor Plan A                 "
MP1.3             Typical HVAC Floor Plan B                 "
MP1.4             Mechanical Roof Plan                      "
MR1               Mechanical Riser                          "
MS1               HVAC Details & Schedule                   "

Structural - William Atlas Associates

Drawing Number    Title                                     Drawing Date (As of 7/15/98)
--------------    -----                                     ----------------------------
S-1               1st Floor & Foundation Plan               7/6/98
S-2               Pilecap Details & Notes                   5/13/98
S-3A              Concrete Slab Details                     "
S-3B              Foundation Section & Details              7/6/98
S-3C              Foundation Section & Details              "
S-4               Column Schedule                           6/18/98
S-5               Typical Floor Plan                        6/23/98
S-6               Bulkhead Level Framing Plans              6/25/98
S-7               Part Plans & Section Details              6/12/98
S-8               Sections & Details                        6/5/98

Landlord and its architect and engineers reserve the right, during the construction of the Building to make changes to and modifications of any of the above listed Building Plans, provided that such changes or modifications do not materially affect the first-class nature of the Building and/or Tenant's ability to use and/or occupy the Premises for the Permitted Use.


                                     -112B-

                                   SCHEDULE 2

                      DESCRIPTION OF THE BASE BUILDING WORK

Landlord will provide or install the following work, materials, systems or equipment at Landlord's sole cost and expense:

                           PHASE 1 BASE BUILDING WORK

1. The heating, ventilation and air conditioning distribution main duct which shall terminate outside the wall of the mechanical equipment rooms on each floor, and shall be installed tight to the floor slab above, and provide for the installation by Tenant of VAV mixing boxes and flexible ductwork. Heating in the Premises will be provided by automatically controlled weather compensated electric perimeter baseboard, meeting the performance criteria on Exhibit D.

2. Two Variable Air Volume ("VAV") air conditioning units on each floor of the Premises.

3. Temporary electrical service to the Premises sufficient to permit Tenant to perform Tenant's Initial Alterations.

4. Interior surfaces of the Building's exterior walls finished in drywall, taped, spackled, and sanded.

5. All interior Building columns finished in drywall, taped, spackled and sanded.

6. An automatic sprinkler system main loop fully completed, on each floor of the Premises.

7. Floor slabs with flash patched concrete finish, reasonably level prepared for Tenant's carpet installation; all vertical penetrations shall be sealed.

8. Outside building hoist(s) operational. Said hoist(s) shall be removed from the exterior of the Building no later than February 1, 2000.

9. Core walls within the Premises shall be present.

10. Connection "stub outs" available for vent and cold water at all wet columns and hot water at the bathrooms on each Floor.

11. "Safe corridor" as needed around Building and through lobby.

                           PHASE 2 BASE BUILDING WORK

1. All common areas of the Building, including common corridors and common elevator lobbies, finished in a Building-standard manner.

2. All public restrooms on floor of the Premises completed in a Building-standard manner and meeting all physically challenged requirements.

3. Connection points installed on each floor of the Premises for fire alarm system. The complete core fire detection system will be installed, operating and tested in accordance with NFPA requirements.

4. Building standard venetian blinds furnished and installed.

5. Electrical service to the electrical closet on each floor of the Premises, with 120/208 volt power panels and circuit breakers in place, along with an insulated grounding system by

February 1, 2000.

6. Electrical connections, control wiring and plumbing connections for the A/C System units installed by February 1, 2000.

7. Completed automatic sprinkler system main loop on each floor of the Premises fully operational and tested in accordance with NFPA requirements.

8. Six (6) passenger elevators fully operational.

                                   SCHEDULE 3

            OPERATING COSTS CATEGORIES IN LANDLORD'S PRO FORMA BUDGET
                               (Section 2.2(B)(9)

1.    Cleaning

2.    Elevator Maintenance

3.    Labor, Payroll Tax & Expense

4.    Insurance

5.    Electric

6.    Water & Sewer

7.    Heat & HVAC

8.    Management & Professional Fees

9.    Plumbing

10.   Janitorial Maintenance

11.   CAM

12.   Snow Removal

                                   SCHEDULE 4

                             LIST OF EXCLUDED NAMES
                                 (Section 19.2)

J.P. Morgan

Neuberger & Berman

Morgan Stanley Dean Witter

Charles Schwab

Bessemer Trust

Fiduciary Trust

Northern Trust

Sanford Bernstein

            LEFRAK GUARANTY OF LANDLORD'S CONTRIBUTION AND BROKERAGE
                         COMMISSION OWED TENANT'S BROKER

            IN CONSIDERATION OF, and as an inducement for, the execution and delivery of the lease dated as of December 21, 1998 ("Lease"), by U.S. TRUST COMPANY OF NEW JERSEY, as lessee therein named (the "Tenant") with NEWPORT OFFICE CENTER III COMPANY, LLC, as lessor therein named ("Landlord"), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Tenant to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, SAMUEL J. LEFRAK and RICHARD S. LEFRAK (individually and collectively, the "Guarantor"), jointly and severally, hereby guarantees, absolutely and unconditionally, to Tenant or any "Permitted Tenant" (as such term is defined in Section 12.9(A) of the Lease) the full and prompt disbursement of "Landlord's Contribution", as such term is defined in Section 36.9 of the Lease and payment of any brokerage commission owed to "Tenant's Broker", as such term is defined in Section 31.1(C) of the Lease pursuant to the terms of that certain brokerage agreement of even date herewith between Landlord and the Tenant's Broker (the "Brokerage Agreement"); such disbursement and payment are collectively referred to as the "Obligations"). The payment of the Landlord's Contribution Obligation shall be in accordance with the terms and conditions of the Lease, and the payment of the brokerage Obligation shall be in accordance with the provisions of the Brokerage Agreement.

            This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and performance. The liability of Guarantor is co-extensive with that of Landlord and this Guaranty shall be enforceable against either Guarantor without the necessity of any suit or proceeding on Tenant's part of any kind or nature whatsoever against Landlord, but shall not be enforceable against Guarantor prior to the expiration of (i) the thirty (30) day period afforded to Landlord under Section 36.9(B)(3) of the Lease, with respect to the Landlord's Contribution Obligation, and (ii) any notice or grace periods afforded to Landlord under the Brokerage Agreement, with respect to the brokerage Obligation, respectively, as the case may be, and, except as provided above, without the necessity of any notice or nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by (i) Tenant against Landlord of any of the rights or remedies reserved to Tenant pursuant to the terms, covenants and conditions of the Lease, or (ii) the Tenant's Broker against Landlord of any of the rights or remedies reserved to the Broker under the Brokerage Agreement, or (b) any non-recourse language limiting the liability of the Landlord under the Lease.

            This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be discharged or released by reason of (a) any modification, amendment, or assignment of the Lease or the Brokerage Agreement, or (b) any transfer of the Property, or (c) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (d) any extension of time that may be granted by Tenant and Landlord, or Tenant's Broker and Landlord, respectively, or (e) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease or the Brokerage Agreement, respectively, or (f) any dealings or transactions or matter or thing occurring between Landlord and Tenant, including without limitation, any sublet of the Premises or portion thereof, or (g) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Landlord, whether or not notice thereof is given to Guarantor. Notwithstanding anything to the contrary herein contained, with the exception of the matters described in clause (g) above, Tenant shall have no greater rights against Guarantor than it would have against Landlord or Landlord's successors or assigns and the liability of Guarantor shall be co-extensive with that of Landlord and Landlord's successors or assigns.

            Should Tenant be obligated by any bankruptcy or other law to repay to Landlord or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Tenant shall not be required to litigate or otherwise dispute its obligations to make such payments if it in good faith believes that such obligation exists.

            No delay on the part of Tenant or the Tenant's Broker in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Tenant with respect to the Landlord's Contribution Obligation and/or the Tenant's Broker with respect to the brokerage Obligation; nor shall any such waiver be applicable except in the specific instance for which given.

            All of Tenant's rights and remedies under the Lease and the Tenant's Broker's rights under the Brokerage Agreement, respectively, and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

            Tenant and Tenant's Broker shall, within ten (10) business days after written request therefor by Landlord or Guarantor, provide Landlord and Guarantor with a release, certificate or other instrument reasonably satisfactory to the requesting party evidencing the payment in whole or in part of the Landlord's Contribution Obligation which may become payable in accordance with the terms and conditions of the Lease or brokerage Obligation which may become due and payable in accordance with the terms and conditions of the Brokerage Agreement.

            Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Tenant or the Tenant's Broker on account of the liability of Guarantor hereunder, Guarantor will notify Tenant or the Tenant's Broker in writing that such payment or performance as the case may be, is for such purpose. No such payment by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Tenant or the Tenant's Broker to any payment by Landlord or out of the property of Landlord, except after payment by Landlord of all of the Obligations.

            A Guarantor shall be deemed to be in default under this Guaranty if:

                  (i) Guarantor shall make any assignment for the benefit of creditors, or pursuant to an order, judgment or decree entered by any court of competent jurisdiction; or

                  (ii) a receiver, trustee or liquidator of Guarantor or of all or substantially all of the assets of Guarantor shall be appointed; or

                  (iii) Guarantor shall be adjudicated a bankrupt or insolvent;
or

                  (iv) a petition seeking reorganization of a Guarantor or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved,

and in such event, Tenant shall have the right to offset the amount of any unpaid Landlord's Contribution against the Rent payable under the Lease.

            Each Guarantor agrees that he will, at any time and from time to time, within ten (10) business days following written request by Tenant or the Tenant's Broker, execute, acknowledge and deliver to Tenant or Tenant's Broker, respectively, as the case may be, a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification).

            As a further inducement to Tenant to make and enter into the Lease and in consideration thereof, each Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, each Guarantor shall and does hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

            In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be Landlord under Article 31 and Article 36 of the Lease with the same force and effect as if Guarantor were expressly named as a joint Landlord therein.

            Each Guarantor warrants and represents to Tenant that he has the legal right and capacity to execute this Guaranty.

            This Guaranty shall be binding on and inures to the benefit of the successors and assigns to the parties hereto. As used herein, the term "successors and assigns" shall be deemed to include, but shall not be limited to, the heirs, executors and legal representatives of Guarantor. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

            Any notice, demand or request by Tenant or Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered by hand (against a signed receipt), sent by certified or registered mail (return receipt requested), by nationally recognized overnight courier, or by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed to Guarantor, at the address of the Landlord set forth in the Lease, or Tenant, at the address for notices to Tenant set forth in the Lease. Notices shall be deemed to have been duly rendered or delivered on the date when the same shall have been hand delivered, three (3) business days from when the same shall have been mailed as herein provided, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Any party may change its notice address by notice given to the other party in accordance with this notice provision. The attorneys for each party may, but are not obligated, to give notices on behalf of their clients.

            If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as defined in the Lease); provided, however, that Landlord shall not be entitled to collect interest under the Lease and interest under this Guaranty for the same underlying obligation.

            This Guaranty shall become null and void and of no further force and effect at such time as the Obligations shall be satisfied.

            IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as of the 21st day of December, 1998.

                                       GUARANTOR:


                                       /s/ Samuel J. LeFrak
                                       -----------------------------------------
                                       Samuel J. LeFrak



                                       /s/ Richard S. LeFrak
                                       -----------------------------------------
                                       Richard S. LeFrak

                              GUARANTY OF LEASE BY
7                     UNITED STATES TRUST COMPANY OF NEW YORK

            IN CONSIDERATION OF, and as an inducement for the granting, execution and delivery of the lease, dated as of December 21, 1998 ("Lease"), by NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company, Landlord therein named ("Landlord," which term shall be deemed to include the named Landlord and its successors and assigns) to U.S. TRUST COMPANY OF NEW JERSEY, a New Jersey corporation, Tenant therein named ("Tenant," which term shall be deemed to include the name Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, with an address at 114 West 47th Street, New York, New York 10036 Attention: Mr. Richard E. Morgan, Sr. Vice President ("Guarantor," which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt payment of all Rent (as defined in the Lease) (including, without limitation, Landlord's legal expenses and reasonable attorneys' fees and disbursements to which it is entitled under the Lease) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any Rent, or if Tenant should default or be deemed in default under the Lease or in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages to which Landlord is entitled under the terms of the Lease that may arise in consequence of any such default by Tenant under the Lease, together with all reasonable attorneys' fees, and disbursements incurred by Landlord in the enforcement of this Guaranty.

            This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is primary, is co-extensive with that of Tenant and any other guarantor of Tenant's obligations under the Lease and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant or any other guarantor and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any nonliabilty of Tenant under the Lease by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

            This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment (by Landlord or Tenant), renewal, modification, amendment or extension of the Lease or sublease of all or part of the Premises (except with respect to a recapture by Landlord pursuant to the terms of Section
12.4 of the Lease or with respect to any assignment of the Lease from Tenant to Guarantor), or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease or any other guaranty, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant or any other guarantor, whether or not notice thereof or of any thereof is given to Guarantor. Notwithstanding anything to the contrary herein contained, with the exception of the matters described in clause (f) above, Landlord shall have no greater rights against Guarantor than it would have against Tenant or Tenant's successors or assigns and the liability of Guarantor shall be co-extensive with that of Tenant and Tenant's successors or assigns.

            Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such payments if it in good faith believes that such obligation exists.

            No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            This Guaranty represents the entire agreement of Guarantor and Landlord with respect to the subject matter hereof and there are no promises, agreements, representations, warranties or undertakings with respect to this Guaranty, the Lease of the Building except as set forth herein or in the Lease. No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

            All of Landlord's rights and remedies under the Lease and under this Guaranty or any other guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

            Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant under the Lease.

            Guarantor shall be deemed to be in default under this Guaranty and Tenant shall be deemed in default under the Lease:

                  (i) Guarantor shall make any assignment for the benefit of creditors, or pursuant to an order, judgment or decree entered by any court of competent jurisdiction, or

                  (ii) a receiver, trustee or liquidator of Guarantor or of all or substantially all of the assets of Guarantor shall be appointed, or

                  (iii) Guarantor shall be adjudicated a bankrupt or insolvent, or

                  (iv) a petition seeking reorganization of Guarantor or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved,

unless, however, a substitute guarantor satisfactory to Landlord shall, simultaneously with such event of default by Guarantor, execute and deliver to Landlord a guaranty in the same form as this Guaranty.

            Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the "Premises" or "Building" (as such terms are defined in the Lease) from or through Landlord or by any mortgagee or prospective mortgagee of the Premises or Building or of any interest therein.

            As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

            Guarantor warrants and represents to Landlord that it has the legal right and capacity to execute this Guaranty. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a Tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint Tenant therein.

            This Guaranty shall be binding on and inures to the benefit of the successors and assigns to the parties hereto. As used herein, the term "successors and assigns" shall be deemed to include, but shall not be limited to, the heirs, executors and legal representatives of Guarantor. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

            Any notice, demand or request by Landlord or Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered by hand (against a signed receipt), sent by certified or registered mail (return receipt requested), by nationally recognized overnight courier, or by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed to Guarantor or Landlord, which ever is applicable, at the address for each such party set forth above. Notices shall be deemed to have been duly rendered or delivered on the date when the same shall have been hand delivered, three (3) business days from when the same shall have been mailed as herein provided, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Any party may change its notice address by notice given to the other party in accordance with this notice provision.

            If Tenant holds over beyond the term of the Lease, the obligations of Guarantor shall extend and apply to such holdover tenancy.

            If any provision of this Guaranty, or the application thereof to any person or circumstance, shall be to any extent held void, unenforceable or invalid, then the remainder of this Guaranty, or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid, respectively, shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

            If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as defined in the Lease); provided, however, that Landlord shall not be entitled to collect interest under the Lease and interest under this Guaranty for the same underlying obligation.

            This Guaranty shall become null and void and of no further force and effect at such time as all of the obligations of Tenant under the Lease shall have been satisfied.

                          [signature on following page]

            IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty as of the 21st day of December, 1998.


ATTEST:                                 GUARANTOR:

                                        UNITED STATES TRUST COMPANY OF
                                           NEW YORK


/s/ Richard E. Morgan                   By: /s/ John M. Deignan
--------------------------------            ------------------------------------
           , Sr. Vice-President             Name:  John M. Deignan
                                              Its: Executive Vice President

(Corporate Seal)

                   [LETTERHEAD OF LEFRAK ORGANIZATION, INC.]

                                                      December 21, 1998

U.S. Trust
Company of New Jersey
114 West 47th Street
New York, New York 10036

Attn: Mr. Richard E. Morgan, Senior Vice President

      Re:   U. S. TRUST COMPANY OF NEW JERSEY ("Tenant")
            Lease with Tenant dated December 21, 1998 (the "Lease") for the premises consisting of the entire sixth (6th), seventh (7th) and eighth (8th) floors (collectively, the "Premises") of Newport Office Center III, 499 Washington Boulevard, Jersey City, New Jersey (the "Building")

Gentlemen:

      1. Reference is made to the Lease dated this date for the Premises in the Building. Capitalized terms used in this letter agreement, unless defined herein, shall have the meanings ascribed to them in the Lease.

      2. In connection with your execution and delivery, this date, of the Lease with Newport Office Center III Company, LLC, as "Landlord" under the Lease and a "LeFrak Related Entity" (as hereinafter defined) to the undersigned, you have requested that the undersigned provide you with this letter agreement regarding the acquisition and development of a certain parcel of real estate located north of the Building as more particularly shown and designated by cross-hatching on the attached plot plan annexed to this letter agreement as Exhibit A and made a part hereof (the "North Property"). The North Property is currently owned by Newport Associates Development Company (the "North Property Owner") a partnership of which an affiliate of Melvin Simon & Associates and a LeFrak Related Entity are the co-managing partners.

      3. The undersigned represents that another LeFrak Related Entity (the "North Property Option Holder") has entered into an option agreement dated as of September 14, 1998 ("the North Property Option Agreement") with the North Property Owner pursuant to which the North Property Option Holder has the right to acquire the North Property from the North Property Owner in accordance with the terms of the North Property Option Agreement. The undersigned has advised you that the undersigned intends, at some time in the future to cause the North Property Option Holder (or a successor LeFrak Related Entity) to acquire the North Property from the North Property Owner and to develop and construct on the North Property (by itself and/or with other LeFrak Related Entities), a first class multi-story office building with retail premises to be known as Newport Office Center IV (the "North Building"). At such time as the North Property Option Holder or another LeFrak Related Entity acquires the North Property from the North Property Owner, written notice of which transfer of ownership the undersigned or such LeFrak Related Entity shall promptly provide to Tenant, the North Property Owner shall be called the "LeFrak North Property Owner".

      4. The undersigned has further advised you and hereby agrees with you in this letter agreement that, provided at the time in question: (i) the LeFrak North Property Owner acquires the North Property and constructs and develops the North Building on the North Property; (ii) the North Building is not leased solely to one tenant; (iii) the Lease is then in full force and effect and no "Event of Default" (as defined in the Lease) shall have occurred and be continuing thereunder; (iv) the Tenant under the Lease is either U.S. Trust Company of New Jersey, United States Trust Company of New York or a Permitted Tenant (as defined in the Lease); and (v) the Tenant under the Lease is then leasing and occupying, and the Premises then consists of not less than all of the space originally leased to Tenant pursuant to the Lease in the Building, the undersigned shall, cause the LeFrak North Property Owner to enter into a lease (the "North Lease") with Tenant or any Permitted Tenant for a full floor of available office space, which floor shall be no lower than the second floor (the "North Premises") in the North Building, together with an option to lease parking spaces in a garage to be designated by the undersigned or the LeFrak North Property Owner in the same proportion as parking spaces are provided pursuant to the Lease with respect to the Option Space (as defined in the Lease); provided that Tenant exercises its option to lease the North Premises as provided in paragraph 6 below.

      5. The North Lease shall, inter alia be (w) conterminous with the Lease,
(x) cross-defaulted with the Lease, (v) be substantially in the same from as the Lease (except for those terms and conditions which are inapplicable or irrelevant or which are otherwise set forth herein or which require modification or amendment in order to reflect differences between the systems, services or operations in the North Building from those in the Building in which the Premises is located), and (z) the Rental Value for the North Premises shall be an amount equal to 95% of the annual fair market rental value of the North Premises, which shall be determined for vacant office space in the North Building in the same manner set forth in ss. 2.7 of the Lease.

      6. (a) The undersigned shall, or shall cause the LeFrak North Property Owner to give the Tenant twelve (12) months prior written notice (the "Completion Notice") of the anticipated date of "substantial completion" of the "Phase I Base Building Work" in the North Building (as those terms are used and defined in the Lease) the. Tenant shall give the party sending the Completion Notice written notice ("Tenant's Election Notice") within sixty (60) days of Tenant's receipt of the Completion Notice as to whether Tenant elects to lease the North Premises, which right of election Tenant hereby acknowledges and agrees shall be effective only if and provided that all of Tenant's the terms and provisions set forth in Paragraph 4 above have been met or complied with. Notices shall be sent in the same manner as set forth in the Lease.

            (b) If Tenant shall fail to deliver the Tenant's Election Notice within the sixty (60) day time period set forth above, or shall elect not to lease the North Premises, Tenant shall have no further right to lease the North Premises and Tenant's option under this letter agreement with respect to the leasing of the North Premises shall be deemed to be waived and become null and void and of no further force and effect, and Landlord shall thereafter have the unrestricted right to lease all or any portion of the North Building to any person or entity upon such terms and conditions as Landlord shall deem appropriate.

            (c) If Tenant timely elects to lease the North Premises, the undersigned shall have the right to substitute one full floor located above the ground floor in the Building for the North Premises by giving written notice (the "Substitution Notice") thereof to Tenant within thirty (30) days of the receipt of Tenant's Election Notice by the LeFrak Related Entity that sent the Completion Notice. If the undersigned fails to timely give the Substitution Notice after Tenant has given the Election Notice, the undersigned shall be deemed to have agreed to cause the LeFrak North Property Owner to Lease the North Premises to Tenant. If the undersigned timely gives the Substitution Notice, (a) the additional one full floor of the Building or NOC I above the ground floor (the "New Space") shall be added to the Premises by an amendment to the Lease which shall provide that all terms and conditions of the Lease, except for those that are inapplicable or irrelevant, shall apply to the New Space and the Rental Value for the New Space shall be an amount equal to 95% of the annual fair market rental value of the New Space determined in the same manner as set forth in ss. 2.7 of the Lease.

      7. Notwithstanding anything to the contrary contained in this letter agreement, you understand, acknowledge and agree that the rights and benefits in this letter agreement regarding your right to enter into the North Lease in the North Building, if constructed, have been granted solely to Tenant or any Permitted Tenant under the lease for their sole and exclusive benefit for so long as such entities are the owner of Tenant's estate and interest granted by the Lease, and that no party other than Tenant or any Permitted Tenant shall be entitled to any of the rights and benefits of this letter agreement or shall have any right to enforce the terms and provisions hereof. Tenant may assign all rights and benefits of this letter agreement to The United States Trust Company of New York or any Permitted Tenant, and each of such parties shall have the right to enforce Tenant's rights hereunder as if such party was specifically named herein.

      8. Further, the terms and provisions of this letter agreement and the duties and obligations of the LeFrak Related Entity regarding your right to enter into the North Lease in the North Building, if the North Property is acquired by the LeFrak North Property Owner, and the North Building constructed, shall not be deemed to run with the land on which the Building is constructed or be enforced against Landlord under the Lease, the Building and/or the land on which the Building is constructed. The LeFrak North Property Owner from and after its acquisition of the North Property from the North Property Owner agrees to be bound by the provisions of this letter agreement. If the LeFrak North Property Owner (i) ground leases or transfers the North Property to another LeFrak Related Entity or (ii) enters into an agreement with a LeFrak Related Entity to construct and hold title to the North Building, the LeFrak North Property Owner shall cause such ground lessee or other transferee to assume in writing the LeFrak North Property Owner's obligations hereunder. If the North Property Option Holder assigns or otherwise transfers its rights to acquire the North Property from the North Property Owner under the North Property Option Agreement to another Lefrak Related Entity, the North Property Option Holder shall cause such assignee or other transferee to assume in writing the obligations of the North Property Option Holder hereunder. The provisions of this letter agreement shall be binding on the undersigned, the LeFrak North Property Owner and any successor-in-interest to either of such entities, so long as such successor or assignee is a LeFrak Related Entity. The terms and provisions of this letter agreement shall run with the North Property from and after the date that title to the North Property is acquired from the North Property Owner by the LeFrak North Property Owner, and may be enforced against the undersigned, the LeFrak North Property Owner, and any LeFrak Related Entities which are successors or assigns thereof, as well as the North Property and the North Building, but shall not be binding upon or enforceable against any other successor-in-interest or assignee of any LeFrak Related Entity, including, but not limited to, any other third-party owner of the North Building and/or the North Property, any third-party Mortgagee under any third- party Mortgage and/or any third-party Lessor of any third-party Superior Lease, encumbering the North Building and/or the North Property, respectively, as the case may be.

      9. Either of the parties shall have the right to cause a Memorandum of this agreement to be recorded against the North Property, from and after the date on which the Lefrak North Property Owner acquires fee title to the North Property from the North Property Owner, and both parties agree to sign and acknowledge the Memorandum and such other documents as may be required to record same. Any memorandum shall include a statement as to the parties against whom this agreement may be enforced. The party requesting recordation shall pay for the same.

      10. For purposes of this letter agreement, the following terms shall have the meanings ascribed to them below: (a) Lefrak Related Entity shall mean Landlord, Lefrak Organization, Inc. or any Affiliate thereof; (b) an Affiliate of Landlord or LeFrak Organization, Inc. shall mean (i) any member or combination of members of the "LeFrak Family" (as hereinafter defined), (ii) any corporation, partnership, limited liability company or other entity controlled, directly or indirectly, by any combination of members of the LeFrak Family or
(iii) a "LeFrak REIT" (as hereinafter defined); (c) the LeFrak Family shall mean Samuel J. LeFrak, Richard S. LeFrak, their respective spouses, any descendants of the foregoing and the spouses of such descendants or any trusts for the benefit of any of the foregoing parties; (d) a LeFrak REIT shall mean an entity operating as a real estate investment trust under the Internal Revenue Code of 1986, as amended (i) which is formed by the LeFrak Family, (ii) the board of directors or board of trustees shall for at least two years after the formation thereof, contain members of the LeFrak Family, (iii) and the largest non-institutional shareholders of which after any initial public offering of stock thereof shall be members of the LeFrak Family; and (e) control shall mean the ownership, directly or indirectly, of voting capital stock or other beneficial ownership interests in excess of 50%, and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute, according to the provisions of a contract, or otherwise.

      11. The undersigned represents and warrants that the LeFrak Organization, Inc. is controlled by Messrs. Samuel J. LeFrak and Richard S. LeFrak.

      12. The rights contained in this letter agreement must be exercised, if at all, no late than twenty-one years from the date of this letter agreement.

      If you concur with the foregoing terms and provisions of this letter agreement, kindly signify your concurrence thereto by singing this letter agreement in the lower left hand corner below in the space provided for your signature.

                                           Very truly yours,

                                           LEFRAK ORGANIZATION, INC.


                                           By: /s/ Richard S. LeFrak
                                               ---------------------------------
                                                 Richard S. LeFrak
                                                 President

THE UNDERSIGNED HEREBY
CONSENTS TO THE FOREGOING
TERMS AND PROVISIONS OF THIS
LETTER AGREEMENT THIS 21st
DAY OF December, 1998

U. S. TRUST COMPANY OF NEW JERSEY

By: /s/ [ILLEGIBLE]
    ------------------------------

                                    EXHIBIT A

                                NEWPORT SITE PLAN

                                [GRAPHIC OMITTED]

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                                     (LOGO)

      THIS AGREEMENT (this "Agreement" made as of the 21st day of December, 1998, between LOGO NEWPORT LAND OWNERS LIMITED LIABILITY COMPANY, a New Jersey limited liability company, having an office at 2 Sixth Street, Jersey City, New Jersey 07302 ("Ground Lessor"); and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company organized under the laws of the State of New Jersey having an address at 5 Vaughn Drive, Princeton, New Jersey 08543-5209 ("Office Tenant").

                              W I T N E S S E T H:

      WHEREAS, Ground Lessor has entered into a ground lease dated as of July 7, 1998, with Newport Office Center III Company, LLC, a New Jersey limited liability company ("Newport"), as lessee (which ground lease, as the same may hereafter be modified, amended and supplemented is called the "Ground Lease"), covering premises specified on Exhibit A annexed hereto and made a part hereof and the improvements located or to be located thereon (collectively, the "Premises"); and

      WHEREAS, Newport has subleased the Premises to N.O.C. III Urban Renewal Limited Liability Company ("N.O.C. III Urban"), a New Jersey limited liability company, pursuant to a certain sublease agreement dated as of July 7, 1998 (the "Sublease"); and

      WHEREAS, the improvements to be constructed at the Premises (the "Improvements") have been subleased back by N.O.C. III Urban to Newport pursuant to a certain subleaseback agreement (the "Subleaseback") dated as of July 7, 1998; and

      WHEREAS, the Office Tenant has entered into an undersublease with Newport as "Office Landlord" with respect to certain office space in the Improvements (the "Office Premises") under a certain office lease (the "Office Lease") dated as of December 21, 1998; and

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. So long as the Office Tenant shall not be in default beyond the expiration of any applicable grace and cure period in the performance of all terms, covenants and conditions to be performed on its part under the Office Lease, then in such event:

            (a) Unless any applicable law requires same, Office Tenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by the Ground Lessor for the purpose of terminating the Ground Lease by reason of any default thereunder;

provided, however, that if applicable law requires that Office Tenant shall be joined as a party defendant, such joinder shall not be in derogation of any of the rights of the Office Tenant under the Office Lease subject to the terms of this Agreement.

            (b) Office Tenant shall not be evicted from the Office Premises nor shall any of Office Tenant's rights under the Office Lease be affected in any way by reason of any default under the Ground Lease; and

            (c) Office Tenant's estate under the Office Lease shall not be terminated or disturbed by reason of any default, disaffirmance or termination under the Ground Lease.

      2. (a) If the Ground Lessor shall succeed to the rights of Office Landlord, as landlord under the Office Lease, as a result of the termination of all estates and interests which are subordinate to the Ground Lease, i.e., the lessee's interest under the Ground Lease, the Sublease and the Subleaseback, as the case may be, whether through possession or foreclosure action or delivery of a new lease or deed, then Office Tenant shall attorn to and recognize the party so succeeding to Office Landlord's rights under the Office Lease (the "Successor Landlord"), as Office Tenant's landlord under the Office Lease, such attornment to be effective and self-operative upon Successor Landlord's succeeding to the interest of Office Landlord under the Office Lease without the execution of any further instruments.

            (b) Upon such attornment, the Office Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Office Tenant upon all of the terms, conditions and covenants as are set forth in the Office Lease, all of which shall be applicable after such attornment, except that the Successor Landlord shall not be, after the date on which the Successor Landlord shall have taken possession of the undersubleasehold premises and property wherein the Office Premises are located:

                  (1) liable for any previous act or omission of Landlord under the Office Lease, except to the extent that a default continues after the date of foreclosure or purchase of the Office Premises (in which event such default shall be deemed to have occurred on the date of transfer of title to such premises); or

                  (2) subject to any credit, claim, counterclaim, demand, defense or offset, not expressly provided for in the Office Lease and asserted with reasonable promptness, which Office Tenant may have or shall have theretofore accrued to Office Tenant against Office Landlord; or

                  (3) bound by any previous modification of the Office Lease, not expressly provided for in the Office Lease, or by any previous prepayment of more than one (1) month's Fixed Rent to Office Landlord (or its predecessors-in-interest), unless such modification or prepayment shall have been expressly approved in writing by Successor Landlord; or

                  (4) obligated to perform any alteration or improvements of the Office Premises not expressly required under the Office Lease; or

                  (5) responsible for any monies owing by Office Landlord to the credit of Office Tenant; or

                  (6) bound by any obligation to make any payment to Office Tenant, or be subject to any credits, except for services, repairs, maintenance and restoration provided for under the Office Lease to be performed after the date of attornment; it being expressly understood, however, that any Successor Landlord shall not be bound by any obligation to make payment to Office Tenant with respect to construction performed by or on behalf of Office Tenant at the Office Premises; or

                  (7) required to remove any person occupying the Office Premises, or any part thereof.

      3. In the event that Ground Lessor shall succeed to the interest of Office Landlord, as landlord under the Office Lease, Ground Lessor, in its capacity as landlord thereunder, shall recognize Office Tenant and all of Office Tenant's rights and privileges under the Office Lease and, subject to the provisions of
Section 2 of this Agreement, shall be obligated to perform all of Office Landlord's obligations under the Office Lease.

      4. The Office Lease is and shall remain subject and subordinate to the Ground Lease and all renewals and replacements, extensions and modifications thereof, subject to the terms and conditions of this Agreement. Office Tenant, upon request, shall execute and deliver any certificate or other instrument, which Ground Lessor may reasonably request, to confirm said subordination by Tenant. If requested by Ground Lessor, Office Tenant shall enter into an agreement pursuant to which Office Tenant shall attorn to Ground Lessor as a direct tenant.

      5. Office Tenant will give prompt written notice to Ground Lessor of any default of Office Landlord in its obligations under the Office Lease, if such default is of such a nature as to give Office Tenant a right to terminate the Office Lease, to cease or reduce its payments of Fixed Rent or Additional Rent, or to credit or offset any amounts against future Rent.

      6. All notices, demands or requests made pursuant to, under, or by virtue of this

Agreement shall be in writing and mailed to the party to which the notice, demand or request is being made by certified or registered mail, prepaid return receipt requested, at its address set forth above, (a) in the case of Ground Lessor, Attention: Richard S. LeFrak, Esq., with a copy sent in the manner aforesaid to Howard C. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, and (b) in the case of Office Tenant, to U.S. Trust Company of New York, 114 West 47th Street, New York, New York 10036
Attention: Mr. Richard E. Morgan, with a copy sent in the manner aforesaid to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, Attention:
Barbara Block Brown, Esq. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

      7. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to such terms in the Lease.

      8. This Agreement may not be modified except by an agreement in writing signed by the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

      9. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.


WITNESS/ATTEST:                      GROUND LESSOR:

                                     LOGO NEWPORT LAND OWNERS LIMITED
                                     LIABILITY COMPANY,
                                     a New Jersey limited liability company

                                     By: LOGO ENERGY LIMITED LIABILITY COMPANY,
                                     an Oklahoma limited liability company,
                                     a Member



/s/ Donald Olenick                         By: /s/ Richard S. LeFrak
--------------------------------               ---------------------------------
Donald Olenick                                 Richard S. LeFrak, a Member


                                     OFFICE TENANT:

                                     U.S. TRUST COMPANY OF NEW JERSEY



/s/ Barbara Block Brown                    By: /s/ Harry O'Mealia III
--------------------------------               ---------------------------------
                                                 Name: Harry O'Mealia III
                                                 Its: President

STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Richard S. Lefrak, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is a member of LOGO ENERGY LIMITED LIABILITY COMPANY, an Oklahoma limited liability company, which is a member of LOGO NEWPORT LAND OWNERS LIMITED LIABILITY COMPANY, a New Jersey limited liability company and the entity that executed the within instrument; that the execution, as well as the making of this instrument, has been duly authorized by the members of said entities; that this instrument was signed and delivered by him as and for the voluntary act and deed of LOGO ENERGY LIMITED LIABILITY COMPANY, as a member of LOGO NEWPORT LAND OWNERS LIMITED LIABILITY, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.


                                          /s/ Charles John Honara
                                          -----------------------------------
                                                Notary Public

                                                      CHARLES JOHN HONARA
                                               NOTARY PUBLIC, State of New York
                                                          No. 4794967
                                                 Qualified in New York County
                                              Commission Expires August 31, 1999


STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Harry O'Mealia III, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the President of U.S. TRUST COMPANY OF NEW JERSEY, the entity that executed the within instrument; that he resides at 5 Vaughn
Drive, Princeton, NJ; and that he was authorized to execute the within instrument by the bylaws of said corporation.

        BARBARA BLOCK BROWN               /s/ Barbara Block Brown
  Notary Public, State of New York        -----------------------------------
            No. 02BR4722140                       Notary Public
    Qualified in Nassau County
  Commission Expires Nov. 3O, 2000

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PREMISES

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots 1.05, 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      9. Along said westerly sideline S 25(degrees)29'14" W a distance of 41.96 feet to a point of curvature in the same, thence;

      10. Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S 17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

       11. Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'19" W a distance of 186.92 feet to a point, thence;

      12. N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      13. S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                                    (NOC III)

      THIS AGREEMENT (this "Agreement") made as of the 21st day of December, 1998, between NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company, having an office at 2 Sixth Street, Jersey City, New Jersey 07302 ("Superior Lessor") and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company organized under the laws of the State of New Jersey, having an address at 5 Vaughn Drive, Princeton, New Jersey 08543-5209 ("Office Tenant").

                               W I T N E S S E T H

      WHEREAS, Logo Newport Land Owners Limited Liability Company, a New Jersey limited liability company, has entered into a ground lease dated as of July 7, 1998, with Superior Lessor, as lessee (such ground lease, as the same may hereafter be modified, amended and supplemented is called the "Ground Lease"), covering premises specified on Exhibit A annexed hereto and made a part hereof and the improvements located or to be located thereon (collectively, the "Premises"); and

      WHEREAS, Superior Lessor has subleased the Premises to NOC III Urban Renewal Liability Company ("NOC III Urban"), a New Jersey limited liability company, pursuant to a certain sublease agreement dated as of July 7, 1998 (the "Sublease"); and

      WHEREAS, the improvements at the Premises (the "Improvements") have been subleased back by NOC III Urban to Superior Lessor pursuant to a certain sublease agreement (the "Subleaseback") dated as of July 7, 1998; and

      WHEREAS, the Office Tenant has entered into an undersublease with Superior Lessor as "Office Landlord" with respect to certain office space in the Improvements the ("Office Premises") under a certain office lease (the "Office Lease") dated December 21, 1998.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. So long as the Office Tenant shall not be in default beyond the expiration of any applicable grace and cure period in the performance of all terms, covenants and conditions to be performed on its part under the Office Lease, then in such event:

            (a) Unless any applicable law requires same, Office Tenant shall not be joined as party defendant in any action or proceeding which may be instituted or taken by the Superior Lessor for the purpose of terminating the Sublease by reason of any default thereunder; provided, however, that if applicable law requires that Office Tenant shall be joined as a party defendant, such joinder shall not be in derogation of any of the rights of the Office Tenant under the Office Lease subject to the terms of this Agreement.

            (b) Office Tenant shall not be evicted from the Office Premises nor shall any of Office Tenant's rights under the Office Lease be affected in any way by reason of any default, disaffirmance or termination under the Sublease; and

            (c) Office Tenant's estate under the Office Lease shall not be terminated or disturbed by reason of any default, disaffirmance or termination under the Sublease.

      2. (a) If the Superior Lessor shall succeed to the rights of Office Landlord, as landlord under the Office Lease, as a result of the termination of all estates and interests which are subordinate to the Sublease, i.e., the lessee's interest under the Sublease and the Subleaseback, as the case may be, whether through possession or foreclosure action or delivery of a new lease or deed, then Office Tenant shall attorn to and recognize the party so succeeding to Office Landlord's rights under the Office Lease (the "Successor Landlord"), as Office Tenant's landlord under the Office Lease, such attornment to be effective and self-operative upon Successor Landlord' succeeding to the interest of Office Landlord under the Office Lease without the execution of any further instruments.

            (b) Upon such attornment, the Office Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Office Tenant upon all of the terms, conditions and covenants as are set forth in the Office Lease, whether accruing prior to or after such attornment.

      3. In the event that Superior Lessor shall succeed to the interest of Office Landlord, as landlord under the Office Lease, Superior Lessor, in its capacity as landlord thereunder, shall recognize Office Tenant and all of Office Tenant's rights and privileges under the Office Lease and, subject to the provisions of Section 2 of this Agreement, shall be obligated to perform all of Office Landlord's obligations under the Office Lease.

      4. The Office Lease is and shall remain subject and subordinate to the Sublease and all renewals and replacements, extensions and modifications thereof, subject to the terms and conditions of this Agreement. Office Tenant, upon request, shall execute and deliver any certificate or other instrument, which Superior Lessor may reasonably request, to confirm said subordination by Tenant. If requested by Superior Lessor, Office Tenant shall enter into an agreement pursuant to which Office Tenant shall attorn Superior Lessor as a direct tenant.

      5. Office Tenant will give prompt written notice to Superior Lessor of any default of Office Landlord in its obligations under the Office Lease, if such default is of such a nature as to give Office Tenant a right to terminate the Office Lease, to cease or reduce its payments of Fixed Rent or Additional Rent, or to credit or offset any amounts against future Rent; provided, however, that so long as the Superior Lessor shall be the same entity as, or "related entity" to, the Office Landlord, then notice given by Office Tenant under the Office Lease shall be deemed to be notice given to the Superior Lessor..

      6. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement shall be in writing and mailed to the party to which the notice, demand or request is being made by certified or registered mail, prepaid return receipt requested, at its address set forth above, (a) in the case of Ground Lessor, Attention: Richard S. LeFrak, Esq., with a copy sent in the manner aforesaid to Howard C. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, and (b) in the case of Office Tenant, to U.S. Trust Company of New York, 114 West 47th Street, New York 10036
Attention: Mr. Richard E. Morgan, with a copy sent in the manner aforesaid to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005 Attention:
Barbara Block Brown, Esq. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

      7. This Agreement may not be modified except by an agreement in writing signed by the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

      8. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to such terms in the Lease.

      9. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.


WITNESS/ATTEST:                      SUPERIOR LESSOR:

                                     NEWPORT OFFICE CENTER III COMPANY,
                                     LLC, a New Jersey limited liability
                                     company

                                     By: NOC III REALTY CORP.
                                     a New Jersey corporation, a Member



/s/ Donald Olenick                   By: /s/ Richard S. LeFrak
---------------------------              ---------------------------------------
Donald Olenick                             Name: Richard S. LeFrak
                                           Its:  President


                                     OFFICE TENANT:

                                     U.S. TRUST COMPANY OF NEW JERSEY


/s/ Barbara Block Brown              By: /s/ Harry O'Mealia III
---------------------------              ---------------------------------------
                                           Name: Harry O'Mealia III
                                           Its: President

STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Donald Olenick, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the Assistant Secretary of N.O.C. III REALTY CORP. a New Jersey corporation and the corporation named in the within instrument, which is a member corporation of NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company, and the entity that executed the within instrument; that Richard S. LeFrak is President of said corporation; that the execution, as well as the making of this instrument, has been duly authorized by a proper resolution o the Board of Directors of said corporation; and that the instrument was signed and delivered by Richard S. LeFrak as and for the voluntary act and deed of said corporation, as a member of NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.


                                          /s/ Charles John Honara
                                          -----------------------------------
                                                Notary Public

                                                      CHARLES JOHN HONARA
                                               NOTARY PUBLIC, State of New York
                                                          No. 4794967
                                                 Qualified in New York County
                                              Commission Expires August 31, 1999

STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Harry O'Mealia III, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the President of U.S. TRUST COMPANY OF NEW JERSEY and the entity that executed the within instrument; that he resides at 5 Vaughn Drive, Princeton, NJ; and that he was authorized to execute the within instrument by the bylaws of said corporation.

        BARBARA BLOCK BROWN               /s/ Barbara Block Brown
  Notary Public, State of New York        -----------------------------------
          No. 02BR4722140                          Notary Public
    Qualified in Nassau County
  Commission Expires Nov. 3O, 2000

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PREMISES

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots 1.05, 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      a. Along said westerly sideline S 25(degrees)29'14" W a distance of 41.96 feet to a point of curvature in the same, thence;

      b. Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S 17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

      c. Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'9" W a distance of 186.92 feet to a point, thence;

      d. N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      e. S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                                 (NOC III URBAN)

      THIS AGREEMENT (this "Agreement") made as of the 21st day of December, 1998, between NOC III URBAN RENEWAL LIMITED LIABILITY COMPANY, a New Jersey limited liability company, having an office at 2 Sixth Street, Jersey City, New Jersey 07302 ("Superior Lessor") and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey, having an address at 5 Vaughn Drive, Princeton, New Jersey ("Office Tenant").

                              W I T N E S S E T H:

      WHEREAS, Logo Newport Land Owners Limited Liability Company, a New Jersey limited liability company, has entered into a ground lease dated as of July 7, 1998 with Newport Office Center III Company, LLC, ("Newport"), a New Jersey limited liability company as lessee (such ground lease, as the same may hereafter be modified, amended and supplemented is called the "Ground Lease"), covering premises specified on Exhibit A annexed hereto and made a part hereof and the improvements located or to be located thereon (collectively, the "Premises"); and

      WHEREAS, Newport has subleased the Premises to Superior Lessor pursuant to a certain sublease agreement dated as of July 7, 1998 (the "Sublease"); and

      WHEREAS, the improvements at the Premises (the "Improvements") have been subleased back by Superior Lessor to Newport pursuant to a certain subsublease agreement (the "Subleaseback") dated as of July 7, 1998; and

      WHEREAS, the Office Tenant has entered into an undersublease with Newport as "Office Landlord" with respect to certain office space in the Improvements (the "Office Premises") under a certain office lease (the "Office Lease") dated December 21, 1998.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. So long as the Office Tenant shall not be in default beyond the expiration of any applicable grace and cure period in the performance of all terms, covenants and conditions to be performed on its part under the Office Lease, then in such event:

            (a) Unless any applicable law requires same, Office Tenant shall not be joined as party defendant in any action or proceeding which may be instituted or taken by the Superior Lessor for the purpose of terminating the Subleaseback by reason of any default thereunder;

provided, however, that if applicable law requires that Office Tenant shall be joined as a party defendant, such joinder shall not be in derogation of any of the rights of the Office Tenant under the Office Lease subject to the terms of this Agreement.

            (b) Office Tenant shall not be evicted from the Office Premises nor shall any of Office Tenant's rights under the Office Lease be affected in any way by reason of any default under the Subleaseback; and

            (c) Office Tenant's estate under the Office Lease shall not be terminated or disturbed by reason of any default, disaffirmance or termination under the Subleaseback.

      2. (a) If the Superior Lessor shall succeed to the rights of Office Landlord, as landlord under the Office Lease, as a result of the termination of the Subleaseback, whether through possession or foreclosure action or delivery of a new lease or deed, then Office Tenant shall attorn to and recognize the party so succeeding to Office Landlord's rights under the Office Lease (the "Successor Landlord"), as Office Tenant's landlord under the Office Lease, such attornment to be effective and self-operating upon Successor Landlord's succeeding to the interest of Office Landlord under the Office Lease without the execution of any further instruments.

            (b) Upon such attornment, the Office Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Office Tenant upon all of the terms, conditions and covenants as are set forth in the Office Lease, all of which shall be applicable after such attornment, except that the Successor Landlord shall not be, after the date on which the Successor Landlord shall have taken possession of the undersubleasehold premises and property wherein the Office Premises are located:

                  (1) liable for any previous act or omission of Landlord under the Office Lease, except to the extent that a default continues after the date of foreclosure or purchase of the Office Premises (in which event such default shall be deemed to have occurred on the date of transfer of title to such premises); or

                  (2) subject to any credit, claim, counterclaim, demand, defense or offset, not expressly provided for in the Office Lease and asserted with reasonable promptness, which Office Tenant may have or shall have theretofore accrued to Office Tenant against Office Landlord; or

                  (3) bound by any previous modification of the Office Lease, not expressly provided for in the Office Lease, or by any previous prepayment of more than one (1) month's Fixed Rent to Office

                        Landlord (or its predecessors-in-interest), unless such modification or prepayment shall have been expressly approved in writing by Successor Landlord; or

                  (4) obligated to perform any alteration or improvements of the Office Premises not expressly required under the Office Lease; or

                  (5) responsible for any monies owing by Office Landlord to the credit of Office Tenant; or

                  (6) bound by any obligation to make any payment to Office Tenant, or be subject to any credits, except for services, repairs, maintenance and restoration provided for under the Office Lease to be performed after the date of attornment; it being expressly understood, however, that any Successor Landlord shall not be bound by any obligation to make payment to Office Tenant with respect to construction performed by or on behalf of Office Tenant at the Office Premises; or

                  (7) required to remove any person occupying the Office Premises, or any part thereof.

      3. In the event that Superior Lessor shall succeed to the interest of Office Landlord, as landlord under the Office Lease, Superior Lessor, in its capacity as landlord thereunder, shall recognize Office Tenant and all of Office Tenant's rights and privileges under the Office Lease and, subject to the provisions of Section 2 of this Agreement, shall be obligated to perform all of Office Landlord's obligations under the Office Lease.

      4. The Office Lease is and shall remain subject and subordinate to the Subleaseback and all renewals and replacements, extensions and modifications thereof, subject to the terms and conditions of this Agreement. Office Tenant, upon request, shall execute and deliver any certificate or other instrument, which Superior Lessor may reasonably request, to confirm said subordination by Tenant. If requested by Superior Lessor, Office Tenant shall enter into an agreement pursuant to which Office Tenant shall attorn Superior Lessor as a direct tenant.

      5. Office Tenant will give prompt written notice to Superior Lessor of any default of Office Landlord in its obligations under the Office Lease, if such default is of such a nature as to give Office Tenant a right to terminate the Office Lease, to cease or reduce its payments of Fixed Rent or Additional Rent, or to credit or offset any amounts against future Rent.

      6. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement shall be in writing and mailed to the party to which the notice, demand or request is being made by certified or registered mail, prepaid return receipt requested, at its address set forth above, (a) in the case of Ground Lessor, Attention:
Richard S. LeFrak, Esq., with a copy sent in the manner aforesaid to Howard C. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, and (b) in the case of Office Tenant, to U.S. Trust Company of New York, 114 West 47th Street, New York, New York 10036 Attention: Mr. Richard
E. Morgan, with a copy sent in the manner aforesaid to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005 Attention: Barbara Block Brown, Esq. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

      7. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to such terms in the Lease.

      8. This Agreement may not be modified except by an agreement in writing signed by the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

      9. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

                     [signatures appear on following page]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

WITNESS/ATTEST:                         SUPERIOR LESSOR:

                                        N.O.C. URBAN RENEWAL LIMITED LIABILITY
                                        COMPANY, a New Jersey limited liability
                                        company

                                        By: N.O.C. REALTY CORP.
                                        a Member

/s/ [ILLEGIBLE]                               By: /s/ Richard S. LeFrak
-----------------------------------               ------------------------------
                                                     Name: Richard S. LeFrak
                                                     Its: President

                                        OFFICE TENANT:

                                        U.S. TRUST COMPANY OF NEW JERSEY

/s/ [ILLEGIBLE]                               By: /s/ Harry O'Mealia III
-----------------------------------               ------------------------------
                                                     Name: Harry O'Mealia III
                                                     Its: President

STATE OF NEW YORK  )
                   ss:
COUNTY OF NEW YORK )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Donald Henrick, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the Assistant Secretary of N.O.C. III REALTY CORP. a New Jersey corporation and the corporation named in the within instrument, which is a member corporation of N.O.C. III URBAN RENEWAL LIMITED LIABILITY COMPANY, a New Jersey limited liability company and the entity that executed the within instrument; that Richard S. LeFrak is President of said corporation; that the execution, as well as the making of this instrument, has been duly authorized by a proper resolution of the Board of Directors of said corporation; and that deponent was signed and delivered by Richard S. LeFrak, President, as and for the voluntary act and deed of said corporation, as a member of N.O.C. III URBAN RENEWAL LIMITED LIABILITY COMPANY, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.

                                                   /s/ Charles John Honara
                                              ----------------------------------
                                                        Notary Public

STATE OF NEW YORK    )                               CHARLES JOHN HONARA
                      ss:                      NOTARY PUBLIC, State of New York
COUNTY OF NEW YORK   )                                   No. 4794967
                                                 Qualified in New York County
                                              Commission Expires August 31, 1999

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Harry O'Mealia III, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the President of U.S. TRUST COMPANY OF NEW JERSEY, the corporation named in the within instrument; that he resides at 5 Vaughn Drive, Princeton, NJ; and that he was authorized to sign the within instrument by the bylaws of said corporation.

         BARBARA BLOCK BROWN
  Notary Public, State of New York                   Barbara Block Brown
           No. 02BR4722140                    ----------------------------------
     Qualified in Nassau County                        Notary Public
  Commission Expires Nov. 30, 2000

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT (this "Agreement") made as of the 21st day of December, 1998, between SJL NJ PROPERTIES HOLDING CORP., a New Jersey corporation, having an office at 2 Sixth Street, Jersey City, New Jersey 07302 ("Mortgagee"); and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey, having an address at 5 Vaughn Drive, Princeton, New Jersey ("Office Tenant").

                              W I T N E S S E T H:

      WHEREAS, Logo Newport Land Owners Limited Liability Company, a New Jersey limited liability company, Newport Office Center III Company, LLC, a New Jersey limited liability company, and N.O.C. III Urban Renewal Limited Liability Company, a New Jersey limited liability company (collectively, the "Mortgagor"), have delivered a mortgage and security agreement dated as of July 7, 1998 to Mortgagee, covering premises specified on Exhibit A annexed hereto and made a part hereof and the improvements located or to be located thereon (collectively, the "Premises"); and

      WHEREAS, the Office Tenant has entered into a lease with Newport Office Center III Company, LLC as "Office Landlord" with respect to certain office space in the improvements located on the Premises (the "Office Premises") under a certain office lease (the "Office Lease") dated as of December 21, 1998.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. So long as the Office Tenant shall not be in default beyond the expiration of any applicable grace and cure period in the performance of all terms, covenants and conditions to be performed on its part under the Office Lease, then in such event:

            (a) Unless any applicable law requires same, Office Tenant shall not be joined as party defendant in any action or proceeding which may be instituted or taken by the Mortgagee for the purpose of foreclosing the Mortgage by reason of any default thereunder; provided, however, that if applicable law requires that Office Tenant shall be joined as a party defendant, such joinder shall not be in derogation of any of the rights of the Office Tenant under the Office Lease subject to the terms of this Agreement.

            (b) Office Tenant shall not be evicted from the Office Premises nor shall any of Office Tenant's rights under the Office Lease be affected in any way by reason of any default under the Mortgage; and

            (c) Office Tenant's estate under the Office Lease shall not be terminated or disturbed by reason of any default or foreclosure under the Mortgage.

      2. (a) If the Mortgagee shall succeed to the rights of Office Landlord, as landlord under the Office Lease, whether through possession or foreclosure action or delivery of a deed in lieu of foreclosure, then Office Tenant shall attorn to and recognize the party so succeeding to Office Landlord's rights under the Office Lease (the "Successor Landlord"), as Office Tenant's landlord under the Office Lease, such attornment to be effective and self-operate upon Successor Landlord's succeeding to the interest of Office Landlord under the Office Lease without the execution of any further instruments.

            (b) Upon such attornment, the Office Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Office Tenant upon all of the terms, conditions and covenants as are set forth in the Office Lease, all of which shall be applicable after such attornment, except that the Successor Landlord shall not be, after the date on which the Successor Landlord shall have taken possession of the undersubleasehold premises and property wherein the Office Premises are located:

                  (1) liable for any previous act or omission of Landlord under the Office Lease, except to the extent that a default continues after the date of foreclosure or purchase of the Office Premises (in which event such default shall be deemed to have occurred on the date of transfer of title to such premises); or

                  (2) subject to any credit, claim, counterclaim, demand, defense or offset, not expressly provided for in the Office Lease and asserted with reasonable promptness, which Office Tenant may have or shall have theretofore accrued to Office Tenant against Office Landlord; or

                  (3) bound by any previous modification of the Office Lease, not expressly provided for in the Office Lease, or by any previous prepayment of more than one (1) month's Fixed Rent to Office Landlord (or its predecessors-in-interest), unless such modification or prepayment shall have been expressly approved in writing by Successor Landlord; or

                  (4) obligated to perform any alteration or improvements of the Office Premises not expressly required under the Office Lease; or

                  (5) responsible for any monies owing by Office Landlord to the credit of Office Tenant; or

                  (6) bound by any obligation to make any payment to Office Tenant, or be subject to any credits, except for services, repairs, maintenance and restoration provided for under the Office Lease to be performed after the date of attornment; it being expressly understood, however, that any Successor Landlord shall not be bound by any obligation to make payment to Office Tenant with respect to construction performed by or on behalf of Office Tenant at the Office Premises; or

                  (7) required to remove any person occupying the Office Premises, or any part thereof.

      3. In the event that Mortgagee shall succeed to the interest of Office Landlord, as landlord under the Office Lease, Mortgagee, in its capacity as landlord thereunder, shall recognize Office Tenant and all of Office Tenant's rights and privileges under the Office Lease and, subject to the provisions of
Section 2 of this Agreement, shall be obligated to perform all of Office Landlord's obligations under the Office Lease.

      4. The Office Lease is and shall remain subject and subordinate to the Mortgage and all renewals and replacements, extensions and modifications thereof, subject to the terms and conditions of this Agreement. Office Tenant, upon request, shall execute and deliver any certificate or other instrument, which Mortgagee may reasonably request, to confirm said subordination by Tenant. If requested by Mortgagee, Office Tenant shall enter into an agreement pursuant to which Office Tenant shall attorn to Mortgagee as a direct tenant.

      5. Office Tenant will give prompt written notice to Mortgagee of any default of Office Landlord in its obligations under the Office Lease, if such default is of such a nature as to give Office Tenant a right to terminate the Office Lease, to cease or reduce its payments of Fixed Rent or Additional Rent, or to credit or offset any amounts against future Rent.

      6. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement shall be in writing and mailed to the party to which the notice, demand or request is being made by certified or registered mail, prepaid return receipt requested, at its address set forth above, (a) in the case of Mortgagee, Attention: Richard S. LeFrak, Esq., with a copy sent in the manner aforesaid to Howard C. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, and (b) in the case of Office Tenant, to U.S. Trust Company of New York, 114 West 47th Street, New York, New York 10036
Attention: Mr. Richard E. Morgan, with a copy sent in the manner aforesaid to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005 Attention:
Barbara Block Brown, Esq. Any party may
change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

      7. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to such terms in the Office Lease.

      8. This Agreement may not be modified except by an agreement in writing signed by the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

      9. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

                     [signatures appear on following page]

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

WITNESS/ATTEST:                         MORTGAGEE:

                                        SJL NJ PROPERTIES HOLDING CORP.
                                        a New Jersey corporation

/s/ [ILLEGIBLE]                               By: /s/ Richard S. LeFrak
-----------------------------------               ------------------------------
                                                     Name: Richard S. LeFrak
                                                     Its: President

                                        OFFICE TENANT:

                                        U.S. TRUST COMPANY OF NEW JERSEY

                                              By: /s/ Harry O'Mealia III
                                                  ------------------------------
                                                     Name: Harry O'Mealia III
                                                     Its: President

STATE OF NEW YORK  )
                    ss:
COUNTY OF NEW YORK )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Richard S LeFrak, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the President of SJL NJ PROPERTIES HOLDING CORP., the corporation named in the within instrument; that he resides at Squabble Lane, Southampton, N.Y.; and that he was authorized to sign the within instrument by the bylaws of said corporation.

                                                   /s/ Charles John Honara
                                              ----------------------------------
                                                        Notary Public

                                                     CHARLES JOHN HONARA
                                               NOTARY PUBLIC, State of New York
                                                         No. 4794967
                                                 Qualified in New York County
                                              Commission Expires August 31, 1999

                                                   /s/ Charles John Honara
                                              ----------------------------------
                                                        Notary Public

STATE OF NEW YORK    )
                      ss:
COUNTY OF NEW YORK   )

      BE IT REMEMBERED, that on December 21, 1998, before me, the subscriber, a Notary Public of the State of New York, personally appeared Harry O'Mealia III, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the President of U.S. TRUST COMPANY OF NEW JERSEY, the corporation named in the within instrument; that he resides at 5 Vaughn Drive, Princeton, NJ; and that he was authorized to sign the within instrument by the bylaws of said corporation.

         BARBARA BLOCK BROWN
  Notary Public, State of New York                   Barbara Block Brown
           No. 02BR4722140                    ----------------------------------
     Qualified in Nassau County                        Notary Public
  Commission Expires Nov. 30, 2000

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PREMISES

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots 1.05, 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      a. Along said westerly sideline S25(degrees)29'14" W a distance of 4l.96 feet to a point of curvature in the same, thence;

      b. Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S 17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

      c. Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'19" W a distance of 186.92 feet to a point, thence;

      d. N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      e. S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

                               MEMORANDUM OF LEASE

            THIS MEMORANDUM OF LEASE is entered into as of the 21st day of December, 1998, by and between NEWPORT OFFICE CENTER III COMPANY, LLC, a New Jersey limited liability company ("Landlord"), and U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey ("Tenant").

            1. Pursuant to an Agreement of Lease (the "Lease") executed by Landlord and Tenant, dated as of December 21, 1998, Landlord has leased to Tenant certain Premises which are part the building located at 499 Washington Street, Jersey City, New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof by reference.

            2. The term of the Lease shall commence on the Commencement Date set forth in the Lease and shall expire upon the expiration of the last day of the ninth (9th) calendar month following the fifteenth (15th) anniversary of the Commencement Date as determined by the provisions of the Lease.

            3. Tenant has an option to extend the term of the Lease for two (2) periods of five (5) years each, as provided in Section 1.3 of the Lease, on the same terms and conditions as stated in the Lease.

            4. Tenant has options to expand the size of the Premises as more particularly set forth in Article 39 of the Lease, on the terms and conditions as set forth therein.

            5. This Memorandum of Lease is subject to all of the terms, conditions and understandings set forth in the Lease, which are incorporated herein by reference and made a part hereof, as though copied verbatim herein. In the event of a conflict between the terms and conditions of this Memorandum of Lease and the terms and conditions of the Lease, the terms and conditions of the Lease shall prevail.

            6. This Memorandum may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

            EXECUTED as of the date first written above.

                               LANDLORD:

                               NEWPORT OFFICE CENTER III COMPANY, LLC, a
                               New Jersey limited liability company
                               By: NOC III Realty Corp., a New Jersey
                               corporation, a member

                               By:
                                  ----------------------------------------------
                                   Name: Richard S. LeFrak
                                   Title: President

                               TENANT

                               U.S. TRUST COMPANY OF NEW JERSEY, a bank and trust company formed under the laws of the State of New Jersey

                               By:
                                  ----------------------------------------------
                                   Name: Harry O'Mealia III
                                   Title: President

                                 ACKNOWLEDGMENTS

[LANDLORD]

STATE OF NEW YORK ) ss:
COUNTY OF NEW YORK)

      On the 21st day of December 1998, before me personally came Richard S LeFrak to me known, who being by me duly sworn, did depose and say that he resides at Squabble Lane, Southampton, New York, that he is the President of NOC III REALTY CORP, a corporation which is a member of NEWPORT OFFICE CENTER III COMPANY, LLC, and that he signed his name on behalf of said corporation, as a member of the limited liability company, for and on behalf of said limited liability company.

                                                   /s/ Charles John Honara
                                              ----------------------------------
                                                        Notary Public

                                                     CHARLES JOHN HONARA
                                               NOTARY PUBLIC, State of New York
                                                         No. 4794967
                                                 Qualified in New York County
                                              Commission Expires August 31, 1999

[CORPORATE TENANT]

STATE OF NEW YORK    ) ss:
COUNTY OF NEW YORK   )

      On the 21 day of December, 1998, before me personally came Harry O'Mealia III, to me known, who being by me duly sworn, did depose and say that he resides in 5 Vaughn Drive, Princeton, NJ, that he is the President of U.S. TRUST COMPANY OF NEW JERSEY, the bank and trust company described in and which executed the foregoing instrument, as TENANT; and that he signed his name thereto by order of the bylaws of said company.

         BARBARA BLOCK BROWN
  Notary Public, State of New York                   Barbara Block Brown
           No. 02BR4722140                    ----------------------------------
     Qualified in Nassau County                        Notary Public
  Commission Expires Nov. 30, 2000

                        Exhibit A to Memorandum of Lease

                               Legal Description

DESCRIPTION OF LOT 1.14 BLOCK 20
IN THE CITY OF JERSEY CITY
HUDSON COUNTY, NEW JERSEY

      BEGINNING at a point (New Jersey State Plane Coordinate System North 690,167.1370, East 2,174,883.3190) in the westerly sideline of Washington Boulevard, said point being the common corner of Lots 1.04 and 1.14 Block 20 as shown on a certain map entitled "Final Subdivision at Newport, Block 20, Lots
1.05. 1.06 and 1.07 Redesignated Proposed Lots 1.14, 1.15 and 1.16, City of Jersey City, Hudson County, New Jersey dated March 23, 1998," and filed in the Hudson County Register's Office on April 30, 1998 as Filed Map No. 3660 and from said point runs, thence;

      a.    Along said westerly sideline S25(degrees)29'14" W a distance of
            41.96 feet to a point of curvature in the same, thence;

      b. Southerly along said westerly sideline and along a curve to the left with a radius of 1300.00 feet and an arc distance of 359.98 feet and a central angle of 15(degrees)51'56", chord bearing S
            17(degrees)33'16" W and a chord distance of 358.83 feet to a point, thence;

      c. Leaving said westerly sideline of Washington Boulevard, N 83(degrees)27'19" W a distance of 186.92 feet to a point, thence;

      d.    N 06(degrees)15'42" E a distance of 390.56 feet to a point, thence;

      e. S 83(degrees)44'18" E a distance of 271.00 feet to the POINT AND PLACE OF BEGINNING.

Containing 85,534 square feet or 1.964 acres.

--------------------------------------------------------------------------------
                                                                DATE [ILLEGIBLE]
[ACORD LOGO](TM) CERTIFICATE OF INSURANCE                       12/15/98
--------------------------------------------------------------------------------
PRODUCER

ALLIANCE BROKERAGE CORP.
990 WESTBURY RD
WESTBURY, NY 11590

516-333-7300
--------------------------------------------------------------------------------
INSURED

N.O.C. III Construction Corp.
97-77 Queens Blvd.
Rego Park, NY 11374

--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
--------------------------------------------------------------------------------
                          COMPANIES AFFORDING COVERAGE
--------------------------------------------------------------------------------
COMPANY
   A          ST. PAUL FIRE AND MARINE
--------------------------------------------------------------------------------
COMPANY
   B          GREAT AMERICAN INSURANCE
--------------------------------------------------------------------------------
COMPANY
   C
--------------------------------------------------------------------------------
COMPANY
   D
--------------------------------------------------------------------------------
COVERAGES

      THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
 CO                                                   POLICY EFFECTIVE   POLICY EXPIRATION
LTR  TYPE OF INSURANCE                 POLICY NUMBER   DATE (MM/DD/YY)    DATE (MM/DD/YY)               LIMITS
------------------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                                       GENERAL AGGREGATE           $
                                                                                             ---------------------------------------
 A   |X| COMMERCIAL GENERAL LIABILITY  TEP2185046         4/22/98             4/22/00        PRODUCTS-COMP/OP AGG        $
                                                                                             ---------------------------------------
     |_|_| CLAIMS MADE |_| OCCUR                                                             PERSONAL & ADV INJURY       $
                                                                                             ---------------------------------------
     |_| OWNER'S & CONTRACTOR'S PROT                                                         EACH OCCURRENCE             $
                                                                                             ---------------------------------------
     |_| ____________________________                                                        FIRE DAMAGE (Any one fire)  $
                                                                                             ---------------------------------------
     |_| ____________________________                                                        MED EXP (Any one person)    $
------------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY
                                                                                             COMBINED SINGLE LIMIT       $
     |_| ANY AUTO
                                                                                             ---------------------------------------
     |_| ALL OWNED AUTOS
                                                                                             BODILY INJURY               $
     |_| SCHEDULED AUTOS                                                                     (Per person)
                                                                                             ---------------------------------------
     |_| HIRED AUTOS
                                                                                             BODILY INJURY               $
     |_| NON-OWNED AUTOS                                                                     (Per accident)
                                                                                             ---------------------------------------
     |_| ____________________________
                                                                                             PROPERTY DAMAGE             $
     |_|
------------------------------------------------------------------------------------------------------------------------------------
     GARAGE LIABILITY                                                                        AUTO ONLY - EA. ACCIDENT    $
                                                                                             ---------------------------------------
     |_| ANY AUTO                                                                            OTHER THAN AUTO ONLY:       $
                                                                                             ---------------------------------------
     |_| ____________________________                                                                   EACH ACCIDENT    $
                                                                                             ---------------------------------------
     |_|                                                                                                    AGGREGATE    $
------------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                        EACH OCCURRENCE             $
                                                                                             ---------------------------------------
     |_| UMBRELLA FORM                                                                       AGGREGATE                   $
                                                                                             ---------------------------------------
     |_| OTHER THAN UMBRELLA FORM                                                                                        $
------------------------------------------------------------------------------------------------------------------------------------
     WORKERS COMPENSATION AND                                                                |_| STATUTORY LIMITS
     EMPLOYERS' LIABILITY                                                                    ---------------------------------------
                                                                                             EACH ACCIDENT               $
     THE PROPRIETOR/                                                                         ---------------------------------------
     PARTNERS/EXECUTIVE      |_| INCL                                                        DISEASE - POLICY LIMIT      $
     OFFICERS ARE:           |_| EXCL                                                        ---------------------------------------
                                                                                             DISEASE - EACH EMPLOYEE     $
------------------------------------------------------------------------------------------------------------------------------------
     OTHER

 A   COMMERCIAL                        IM06501557         6/19/98             6/19/99        $43,000,000  PROJECT LIMIT
     PROPERTY BUILDERS                                                                       $64,200,000  CATASTROPHE LIMIT
     RISK                                                                                    $5,000       DEDUCTIBLE
------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS, LOCATIONS, VEHICLES, SPECIAL ITEMS

PROPERTY POLICY ALLOWS FOR INSURED TO WAIVE RIGHTS OF SUBROGATION IN WRITING PRIOR TO A LOSS
--------------------------------------------------------------------------------
CERTIFICATE HOLDER

US TRUST CO. OF N.J.
5 VAUGHN DRIVE
PRINCETON, NJ 08543-5209
--------------------------------------------------------------------------------
CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OR ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE                                              060530000

/s/ [ILLEGIBLE]

ACORD 25-S (3/93)                                         ACORD CORPORATION 1993
--------------------------------------------------------------------------------